                                                            Semiannual Report
                                                            as of March 31, 2000

                      EVERGREEN DOMESTIC GROWTH FUNDS




                          [LOGO OF EVERGREEN FUNDS ]
                                             [LOGO OF MUTUAL FUND SERVICE AWARD]

                               Table of Contents

Letter to Shareholders ....................................................    1
Evergreen Aggressive Growth Fund
 Fund at a Glance .........................................................    2
 Portfolio Manager Interview ..............................................    3
Evergreen Capital Growth Fund
 Fund at a Glance .........................................................    5
 Portfolio Manager Interview ..............................................    6
Evergreen Fund
 Fund at a Glance .........................................................    8
 Portfolio Manager Interview ..............................................    9
Evergreen Growth Fund
 Fund at a Glance .........................................................   11
 Portfolio Manager Interview ..............................................   12
Evergreen Masters Fund
 Fund at a Glance .........................................................   14
 Portfolio Manager Interview ..............................................   15
Evergreen Omega Fund
 Fund at a Glance .........................................................   22
 Portfolio Manager Interview ..............................................   23
Evergreen Small Company Growth Fund
 Fund at a Glance .........................................................   26
 Portfolio Manager Interview ..............................................   27
Evergreen Stock Selector Fund
 Fund at a Glance .........................................................   30
 Portfolio Manager Interview ..............................................   31
Evergreen Strategic Growth Fund
 Fund at a Glance .........................................................   33
 Portfolio Manager Interview ..............................................   34
Evergreen Tax Strategic Equity Fund
 Fund at a Glance .........................................................   36
 Portfolio Manager Interview ..............................................   37
Financial Highlights
  Evergreen Aggressive Growth Fund ........................................   40
  Evergreen Capital Growth Fund ...........................................   42
  Evergreen Fund ..........................................................   44
  Evergreen Growth Fund ...................................................   46
  Evergreen Masters Fund ..................................................   48
  Evergreen Omega Fund ....................................................   50
  Evergreen Small Company Growth Fund .....................................   52
  Evergreen Stock Selector Fund ...........................................   54
  Evergreen Strategic Growth Fund .........................................   56
  Evergreen Tax Strategic Equity Fund .....................................   58
Schedule of Investments
  Evergreen Aggressive Growth Fund ........................................   60
  Evergreen Capital Growth Fund ...........................................   62
  Evergreen Fund ..........................................................   63
  Evergreen Growth Fund ...................................................   64
  Evergreen Masters Fund ..................................................   69
  Evergreen Omega Fund ....................................................   77
  Evergreen Small Company Growth Fund .....................................   79
  Evergreen Stock Selector Fund ...........................................   82
  Evergreen Strategic Growth Fund .........................................   85
  Evergreen Tax Strategic Equity Fund .....................................   87
Statements of Assets and Liabilities ......................................   90
Statements of Operations ..................................................   92
Statements of Changes in Net Assets .......................................   94
Combined Notes to Financial
Statements ................................................................   98

--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with over $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees, charges and other ongoing expenses, and should be read carefully before investing or sending money.

Mutual Funds:  ARE NOT FDIC INSURED  May lose value . Not bank guaranteed

                           Evergreen Distributor, Inc.
   Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                   May 2000

    [PHOTO]

William M. Ennis
President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Domestic Growth Funds semiannual report, which covers the six-month period ended March 31, 2000.

U.S. Markets Experience Volatility

During the past six months, U.S. equity markets experienced significant ups and downs. Technology, communications and biotechnology stocks reigned supreme during the first half of the period only to undergo a volatile environment during the latter half of the period. While these sectors experienced sharp corrections late in the period, they remain favored sectors.

The Federal Reserve Board increased interest rates three times during the six-month period resulting in the highest Fed funds rate since May 1995. Normally, the tightening of the money supply would curtail consumer spending, however, investors in stocks and equity funds seemed to be ignoring the Fed's actions to insulate the economy from the threat of inflation.

Despite the recent volatility, the threat of inflation and the Federal Reserve's response to it, investors remain positive about the U.S. economy and the long-term potential of the U.S. markets. At Evergreen, we believe the economy is still fundamentally strong and that the Federal Reserve will continue to act aggressively to contain inflation. We remain cautiously optimistic about continued growth in the markets.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ Bill Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc

                                   EVERGREEN
                             Aggressive Growth Fund
                     Fund at a Glance as of March 31, 2000

"Technology provided the tools for these productivity gains,and technology stocks were the dominant performers in the market."

                                   Portfolio
                                  Management
                                --------------

                                    [PHOTO]

                           Maureen E.Cullinane, CFA
                              Tenure: April 1999

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

All data is as of 3/31/2000 and subject to change.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------

Portfolio Inception Date: 4/15/1983           Class A     Class B     Class C      Class Y
Class Inception Date                         4/15/1983    7/7/1995    8/3/1995    7/11/1995
Average Annual Returns*
6 months with sales charge                       58.05%      60.35%      63.30%         n/a
6 months w/o sales charge                        65.93%      65.35%      65.30%       66.23%
1 year with sales charge                         56.49%      58.14%      61.08%         n/a
1 year w/o sales charge                          64.28%      63.14%      63.08%       64.85%
3 years                                          37.39%      38.19%      38.65%       40.17%
5 years                                          29.03%      29.31%      29.39%       30.66%
10 years                                         22.96%      23.16%      23.13%       23.73%
Maximum Sales Charge                              4.75%       5.00%       2.00%         n/a
                                               Front End      CDSC       CDSC
6-month capital gain distributions
per share                                        $3.27       $3.27       $3.27        $3.27

* Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            Evergreen
            Aggressive     Russell 1000     S&P 400 Midcap      Consumer Price
             Growth A         Growth         Total Return         Index - US

3/31/90        9,525          10,000            10,000               10,000
3/31/91       11,491          12,216            11,297               10,490
3/31/92       16,186          13,899            13,721               10,824
3/31/93       19,667          15,224            15,946               11,158
3/31/94       21,691          15,102            16,917               11,437
3/31/95       21,037          17,762            18,325               11,764
3/31/96       29,781          23,442            23,551               12,098
3/31/97       29,007          27,539            26,044               12,432
3/31/98       37,894          41,159            38,758               12,603
3/31/99       48,064          52,728            38,921               12,821
3/31/00       78,973          70,714            53,718               13,219

Comparison of a $10,000 investment in Evergreen Aggressive Growth Fund Class A shares2, versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth), the Standard & Poor's 400 Mid-Cap Index (S&P 400), and the Consumer Price Index (CPI).

The Russell 1000 Growth and the S&P 400 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

                                   EVERGREEN
                            Aggressive Growth Fund
                          Portfolio Manager Interview


How did the Fund perform?

The Fund had excellent performance. For the six-month period ended March 31, 2000, Evergreen Aggressive Growth Fund Class A shares had a total return of 65.93%. During the same period, the Russell 1000 Growth Index returned 34.06% and the S&P 400 Mid-Cap Index returned 32.06%. The median return of funds in the multi-cap growth category was 52.07%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                              $447,048,569
Number of Holdings                                                      72
Beta                                                                  1.01

What was the environment like for the six-month period?

The period offered an excellent environment. The growth style of investing outperformed the value style, and small and mid-cap stocks started to move ahead of large-cap stocks. Reversing the trend of 1997 and 1998, active managers or stock-pickers tended to outperform market indices. The U.S. economy grew at a very brisk pace, but without evidence of inflation. While interest rates rose during the period, productivity gains helped corporations enjoy healthy earnings growth.

Technology provided the tools for these productivity gains, and technology stocks were the dominant performers in the market. Stocks of internet infrastructure companies, semi-conductor manufacturers and software developers all did very well. However, while these new economy stocks surged, many old economy stocks posted anemic results. Stocks in industries such as consumer staples, capital goods and commodity-related companies lagged the markets. Consumer goods companies such as Coca-Cola and Gillette, which traditionally have depended on their ability to raise prices, found they had little pricing power. Their stock prices suffered as their earnings growth rates lagged those of technology companies, which thrived in a deflationary environment characterized by their product innovation and volume growth rather than price increases.

What factors contributed to the performance of the Aggressive Growth Fund?

We focused on the long-term investment themes that have guided us: the "Aging of America" and the "Growth in Productivity." We maintained a high weighting in technology at about 60% of net assets.

We emphasized companies with accelerating earnings growth. To this core, we added companies with records of consistent earnings growth. While we invest in companies of all sizes, we had relatively heavy emphasis on fast-growing mid-cap and small-cap companies.

Most of the technology investments are tied into the long-term "Growth in Productivity" theme we see in American industry. Major positions in the portfolio included leading large-cap companies such as Cisco Systems in networking, EMC in data storage, and Intel in semi-conductors.

Mid-cap and small-cap technology investments included: Micron Technology, which produces DRAM semiconductors for the memory systems of computers and network servers; Documentum, which provides document management software for large corporations; Finisar, which provides fiber-optic systems for data storage networks; RF Micro Devices, which produces switches and equipment for the telecommunications industry; and Maxtor, which produces hard-disk drive systems for personal computer systems.

                                   EVERGREEN
                             Aggressive Growth Fund
                          Portfolio Manager Interview

                                Top 5 Industries
                                ----------------
                   (as a percentage of 3/31/2000 net assets)

Semiconductor Equipment & Products                                  14.7%
Software                                                            11.8%
Communications Equipment                                            10.9%
Pharmaceuticals                                                      7.4%
Electronic Equipment & Instruments                                   7.4%

What were your key strategies outside technology?

Another long-term theme we have emphasized is the "Graying of America." As the large baby-boomer population ages, American industry will be seeing new demands for goods and services for an older population.

The impact on the health care industry will be significant. While many large-cap pharmaceutical companies were not in favor during the past six months, we did find some opportunities for the Fund among smaller companies.

Two good examples are Ilex Oncology, which is developing a number of potential drugs to be used in cancer therapy; and PE Biosystems Group, which produces gene-splicing equipment that is important in the work of biotechnology companies.

We also have increased our weighting in oil service stocks; we anticipate an increased level of exploration and drilling activity in the wake of the near doubling of energy prices over the past year.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

Cisco Systems, Inc.                                                 4.5%
Pharmacia & Upjohn, Inc.                                            3.3%
Intel Corp.                                                         3.2%
EMC Corp.                                                           3.2%
American Home Products Corp.                                        2.8%
Micron Technology, Inc.                                             2.5%
Sandisk Corp.                                                       2.5%
Best Buy Co., Inc.                                                  2.3%
Microsoft Corp.                                                     2.3%
Veritas Software Corp.                                              2.2%

What is your outlook?

We think economic growth will begin to slow during the second half of 2000 as a result of the Federal Reserve Board's continued tightening of the money supply through increases in short-term rates. With the exception of energy prices, we think inflation should remain muted. Historically, bull markets typically have been ended by recessions, and we see no signs of a recession. The year 2000 is a presidential election year, which typically is good for the stock market.

Overall, we believe the economy should be healthy and the stock market should continue to perform positively, although probably not as well as it did in the past six months. Technology stocks that have risen at extraordinarily fast paces may lose some of their gains, and price corrections may be particularly evident in the technology-heavy NASDAQ Composite Index. In an environment in which day traders seem to have been buying indiscriminately, some stocks may have come too far, too fast. However, we may see benefit in the recent, sharp price fluctuations and volatility in the market. Complacency has declined and investors are being more careful about what they buy. Market volatility may provide the opportunity to invest in consistent growth companies at more reasonable prices.

                                   EVERGREEN
                              Capital Growth Fund
                     Fund at a Glance as of March 31, 2000

                              Portfolio Management
                              --------------------

                    [PHOTO]                       [PHOTO]

                John Davenport                 E.Craig Dauer
               Tenure: December 1992         Tenure: June 1999

                    [PHOTO]                       [PHOTO]

                John Jordan III                 Steve Certo
               Tenure: June 1999             Tenure: June 1997

                                    [PHOTO]

                               Richard Skeppstrom
                             Tenure: December 1992


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with class C. These historical returns for Class A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 4/29/1992           Class A      Class B       Class C      Class Y
Class Inception Date                         4/29/1992    10/25/1999    4/29/1992    11/19/1997
Average Annual Returns*
6 months with sales charge                        0.00%        -0.22%        2.66%          n/a
6 months w/o sales charge                         5.01%         4.76%        4.66%         5.19%
1 year with sales charge                          0.47%         0.23%        2.75%          n/a
1 year w/o sales charge                           5.48%         5.23%        4.75%         5.84%
3 years                                          17.71%        18.83%       18.69%        19.87%
5 years                                          20.14%        21.06%       20.38%        21.45%
Since Portfolio Inception                        14.34%        15.01%       14.21%        15.13%
Maximum Sales Charge                              4.75%         5.00%        2.00%          n/a
                                               Front End        CDSC         CDSC
6-month capital gain distributions
per share                                         $0.51        $0.51        $0.51         $0.51

* Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                                S&P 500        Russell 1000      Consumer Price
                Class A        Composite          Growth           Index - US

4/29/92           9,525          10,000           10,000             10,000
3/31/93          10,259          11,194           11,833             10,294
3/31/94           9,992          11,359           12,300             10,552
3/31/95          11,010          13,127           13,680             10,853
3/31/96          13,937          17,341           18,261             11,161
3/31/97          16,884          20,779           21,562             11,470
3/31/98          24,913          30,753           31,735             11,627
3/31/99          27,406          36,435           33,337             11,828
3/31/00          28,900          42,969           35,450             12,195

Comparison of a $10,000 investment in Evergreen Capital Growth Fund Class A shares/2/, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Russell 1000 Value and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Returns reflect expense limits previously in effect, without which returns would have been lower.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of 3/31/2000 and subject to change.

                                   EVERGREEN
                              Capital Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended March 31, 2000, Evergreen Capital Growth Fund Class A shares had a total return of 5.01%. During the same period, the Russell 1000 Value and the S&P 500 returned 5.94% and 17.51%, respectively. Fund returns are before deduction of any applicable sales charges.

                            Portfolio Characteristics
                            -------------------------

Total Net Assets                                           $436,974,401
Number of Holdings                                                   34
Beta                                                               0.97

What was the investment environment like for large-cap investing during the period?

Many of the trends from last year continued through the first quarter of 2000, as technology stocks were the best performers and volatility increased even further.

Now investors have become obsessed with the "old economy" versus the "new economy". This categorization ignores the fact that much of the "new economy's" reason for being is to provide benefits to "old economy" businesses.

We will continue striving to own stocks in companies that we believe have favorable outlooks, at prices that we believe are attractive versus their intrinsic value. It sounds like an old fashioned approach, but we believe it will prove timeless.

                                Top 5 Industries
                                ----------------
                   (as a percentage of 3/31/2000 net assets)

Commercial Services & Supplies                                      11.2%
Banks                                                               10.5%
Pharmaceuticals                                                      9.0%
Industrial Conglomerates                                             9.0%
Diversified Financials                                               7.5%

What factors contributed to performance?

Our under-weighting in the leading tech stocks continues to hold back our performance relative to the indices and other managers. We currently own four of the major technology names: Computer Associates Intl., IBM, Intel, and MCI WorldCom, which account for about 15% of the Fund's stock portfolio. The technology and telecom sectors make up about 41% of the S&P 500.

Importantly, we continue to be satisfied with the recent results of our holdings, although their stock prices are not benefiting from the euphoria lifting technology shares. We estimate our current holdings' average earnings-per-share growth rate will approximate 17% in 2000, similar to recent quarters.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

Tyco International, Ltd.                                            5.8%
Intel Corp.                                                         4.5%
First Data Corp.                                                    4.5%
SYSCO Corp.                                                         4.5%
Federal National Mortgage Assn.                                     4.4%
Wells Fargo Co.                                                     4.2%
Tenet Healthcare Corp.                                              4.0%
Automatic Data Processing, Inc.                                     4.0%
Sherwin Williams Co.                                                3.8%
Philip Morris Cos., Inc.                                            3.6%

                                   EVERGREEN
                              Capital Growth Fund
                          Portfolio Manager Interview

What is your outlook?

The stock market's intense volatility as we move into the second quarter may be signaling that a major transition is at hand. As the Federal Reserve continues raising rates to quell an overheating economy, valuations are at extreme levels and trading volatility becomes alarming. We are glad to be moving through what may be one of the most volatile years in history with our fundamental disciplines intact.

                                   EVERGREEN
                                 Evergreen Fund
                     Fund at a Glance as of March 31, 2000

"We are more optimistic about the marketplace as a whole when we take a longer-term view of the secular trends."

                                    Portfolio
                                   Management
                                   ----------

                   [PHOTO]                       [PHOTO]
               Jean C.Ledford,               Richard S.Welsh
                   CFA                     Tenure:August 1999
               Tenure: August 1999


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

All data is as of 3/31/2000 and subject to change.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 10/15/1971        Class A     Class B     Class C      Class Y
Class Inception Date                        1/3/1995    1/3/1995    1/3/1995    10/15/1971
Average Annual Returns*
6 months with sales charge                     13.21%      13.36%      16.38%          n/a
6 months w/o sales charge                      18.86%      18.36%      18.38%        18.97%
1 year with sales charge                       13.84%      13.61%      16.68%          n/a
1 year w/o sales charge                        19.51%      18.61%      18.68%        19.80%
3 years                                        16.31%      16.68%      17.43%        18.60%
5 years                                        17.68%      17.82%      18.03%        19.21%
10 years                                       14.42%      14.57%      14.57%        15.16%
Since Portfolio Inception                      16.17%      16.23%      16.23%        16.44%
Maximum Sales Charge                            4.75%       5.00%       2.00%          n/a
                                             Front End      CDSC        CDSC
6-month capital gain distributions
per share                                  $    1.08   $    1.08   $    1.08   $      1.08

* Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                                                 S&P 500
             Evergreen         Russell          Composite        Consumer Price
               Fund A            2000         Total Return         Index - US

3/31/90         9,525           10,000            10,000             10,000
3/31/91        10,682           10,679            11,441             10,490
3/31/92        12,763           12,945            12,705             10,824
3/31/93        13,760           14,868            14,639             11,158
3/31/94        14,143           16,505            14,855             11,437
3/31/95        16,226           17,413            17,168             11,764
3/31/96        20,499           22,453            22,679             12,098
3/31/97        23,274           23,600            27,175             12,432
3/31/98        33,367           33,515            40,218             12,603
3/31/99        32,169           28,067            47,648             12,821
3/31/00        38,452           38,533            56,194             13,219

Comparison of a $10,000 investment in Evergreen Fund Class A shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 2000 Index and the Consumer Price Index (CPI).

The S&P 500 and the Russell 2000 are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Returns reflect expense limits previously in effect, without which returns would have been lower.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

                                   EVERGREEN
                                 Evergreen Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Fund performed well. For the six-month period ended March 31, 2000, Evergreen Fund Class A shares had a total return of 18.86%. During the same period, the S&P 500 and the Russell 2000 returned 17.51% and 26.83%, respectively. The median return of large-cap core funds was 20.29%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                            $2,057,891,419
Number of Holdings                                                     120
Beta                                                                  0.89

What factors contributed to the performance?

The Fund was in a transition during the period. During the beginning of the period the portfolio had a high weighting in financial stocks and a relatively low weighting in technology. We built up the weighting in technology consistent with the technology sector's weighting in the S&P 500, about 34% of assets. The new emphasis in the Fund helped during the final quarter of 1999 and the first two months of 2000 as our investments in technology rallied. Even when technology slumped and financials started recovering in March, the Fund's relative performance did not suffer greatly because we did not have a substantial over-weighting in technology. We also did not hold many mid-cap technology companies, which tended to suffer the most.

Consistent with our investment emphasis on large-cap companies, the great majority of our technology investments were in larger companies, especially leading companies involved in the explosive growth of the internet and electronic commerce. Some of the best performance came from companies such as Oracle Systems, Sun Microsystems and Cisco Systems.

Oracle Systems, a relatively new holding, is a leading beneficiary of the rise of the internet as a medium for commerce. Already the top seller of database services to other companies, Oracle is taking advantage of the expansion of business-to-business exchanges of information. Oracle is uniquely positioned to help companies set up common platforms for information exchanges and then to operate these platforms.

Cisco Systems and Sun Microsystems also are benefiting from the rapid growth in technology. Cisco Systems is taking advantage of the convergence of telephone systems and computer systems to take market share from the telephone equipment companies. Sun Microsystems is the largest high-end provider of database and communications servers for use on the internet. As data processing on the internet grows more widespread, Sun's sophisticated platforms give it a competitive advantage.

                                Top 5 Industries
                                ----------------
                   (as a percentage of 3/31/2000 net assets)

Communications Equipment                                            12.0%
Diversified Financials                                              10.1%
Media                                                                8.3%
Semiconductor Equipment & Products                                   7.9%
Software                                                             7.2%

                                   EVERGREEN
                                 Evergreen Fund
                          Portfolio Manager Interview

Outside of technology, what industries did you emphasize?

We also raised our emphasis in energy stocks, which had been under-weighted, as we grew increasingly positive about the sector, including integrated energy companies and oil services firms. Even after oil prices peaked in March at $34 a barrel and then started declining, we added to our positions because we believe that earnings will continue to accelerate. We invested in integrated companies because of the strength of their diversification. As their profit margins from refining grew, they had the ability to re-invest proceeds in exploration and production.

The recovery in the oil markets helped oil services companies, including those involved in exploration. Two of the leading performers in oil services were Schlumberger and Baker Hughes. Schlumberger is the bellwether of the oil services industry. During the past year, it has divested itself of some of its more capital-intensive operations, such as the ownership of oil rigs, to focus more directly on technological operations, including oil exploration using seismic technology. We invested in Baker Hughes to take advantage of many of the same trends. At the same time, an earnings disappointment and a change in management at Baker Hughes enabled the Fund to take advantage of the favorable trends at an attractive stock price.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

Cisco Systems, Inc.                                                 5.1%
General Electric Co.                                                5.1%
Microsoft Corp.                                                     4.9%
Intel Corp.                                                         4.3%
Exxon Mobil Corp.                                                   2.9%
Sun Microsystems, Inc.                                              2.9%
Oracle Systems Corp.                                                2.4%
Time Warner, Inc.                                                   2.3%
Nortel Networks Corp.                                               2.3%
Disney (Walt) Co.                                                   2.1%

What is your outlook?

We are generally positive towards the marketplace. Corporate earnings growth remains strong, and stock prices should follow earnings.

Having said that, there are several places in the marketplace, notably technology and biotechnology, where stock valuations have become quite stretched. These high prices are particularly a concern in the context of rising interest rates and the release of new government statistics indicating a possible increase in inflationary pressures. Investors have been watching for signs of inflation. While not conclusive evidence of a serious inflation threat, these new statistics nevertheless are enough to remove any complacency in the market about the lack of inflation. As a result, we would expect a significant amount of volatility, particularly in technology, as corporations report their earnings results for the first quarter of 2000.

We are more optimistic about the marketplace as a whole when we take a longer-term view of the secular trends. We believe that the baby boomer generation will need to save for retirement, and that should be positive for the capital markets.

                                   EVERGREEN
                                  Growth Fund
                     Fund at a Glance as of March 31, 2000

"The key driver to performance for small-caps will be earnings growth,and this appears to remain strong."

                              Portfolio Management
                              --------------------

                   [PHOTO]                   [PHOTO]

               Theodore W.Price,         Jeffrey Drummond,
                       CFA                       CFA
               Tenure:  April 1985       Tenure:  May 1993

                                    [PHOTO]

                                Linda Ziglar,CFA
                             Tenure:September 1991

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1Source: 2000 Morningstar, Inc.

2Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes A, B and Y prior to their inception is based on the performance of Class C, the original class offered. These historical returns for Classes A and Y have not been adjusted to refelect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Clayy Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------

Portfolio Inception Date: 4/15/1985          Class A      Class B       Class C      Class Y
Class Inception Date                         6/5/1995    10/18/1999    4/15/1985    11/19/1997
Average Annual Returns*
6 months with sales charge                      50.08%        52.40%       55.02%         n/a
6 months w/o sales charge                       57.59%        57.15%       57.02%        57.88%
1 year with sales charge                        62.78%        64.84%       67.70%         n/a
1 year w/o sales charge                         70.95%        69.84%       69.70%        71.44%
3 years                                         23.46%        23.90%       24.51%        25.40%
5 years                                         21.73%        21.86%       22.01%        22.39%
10 years                                        17.60%        17.74%       17.73%        17.83%
Maximum Sales Charge                             4.75%         5.00%        2.00%         n/a
                                            Front End         CDSC          CDSC
6-month capital gain distributions
per share                                        $0.87         $0.87        $0.87         $0.87

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

             Class C             Russell 2000     Consumer Price Index - US
3/31/90       10,000               10,000                10,000
3/31/91       11,469               10,679                10,490
3/31/92       14,511               12,945                10,824
3/31/93       16,594               14,868                11,158
3/31/94       18,047               16,505                11,437
3/31/95       18,917               17,413                11,764
3/31/96       26,801               22,453                12,098
3/31/97       26,505               23,600                12,432
3/31/98       39,494               33,515                12,603
3/31/99       30,154               28,067                12,821
3/31/00       51,166               38,533                13,219

Comparison of a $10,000 investment in Fund Class C shares2, versus a similar investment in the Russell 2000 Growth Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of 3/31/2000 and subject to change.                            11

                                   EVERGREEN
                                  Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended March 31, 2000, Evergreen Growth Fund Class C shares had a total return of 57.02%. During the same period, the Russell 2000 Growth Index returned 26.83%. Fund returns are before deduction of applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                              $646,510,770
Number of Holdings                                                     152
Beta                                                                  0.93

What was the environment like for small-cap investing during the period?

During the last two quarters, investors have returned their focus to small cap companies, like those we own, which can achieve tangible growth results. As a result, Evergreen's small-cap portfolios achieved impressive performance results in the first quarter relative to the Russell 2000 Growth Index. Our results were particularly aided by strong performance in the technology, healthcare, and energy sectors.

We have benefited from a return to sensibility in small growth stock valuations. No longer are "pie in the sky" revenue estimates and long-term earnings losses acceptable to investors, as was the case during much of 1999. Analysts and investors alike have refocused their investment emphasis on tangible evidence of strong revenue and earnings growth.

                                Top 5 Industries
                                ----------------
                   (as a percentage of 3/31/2000 net assets)

Semiconductor Equipment & Products                                  12.3%
Commercial Services & Supplies                                      11.9%
Electronic Equipment & Instruments                                   9.2%
Communications Equipment                                             7.1%
Software                                                             6.3%

What sectors contributed to the performance during the period?

Technology remains the heaviest weighting within the portfolio. Semiconductor and semiconductor equipment names continue to provide our largest exposure within technology. We believe this group will benefit from industrial demand for cost saving equipment, nearly all of which requires semiconductors. Another exciting area within technology is telecommunications equipment, where demand for high-speed data capacity, particularly wireless, remains very strong.

Healthcare is our second heaviest sector weighting. Earnings growth in healthcare companies, particularly in the pharmaceutical and services areas, has been excellent for several years and should help drive performance this year. After a dismal 1999 from a performance standpoint, healthcare stocks recovered nicely during the first quarter. We suspect that the underperformance in healthcare last year was strongly linked to funds flowing away from healthcare into the red hot technology groups--a trend that could reverse this year.

Within the portfolio, we have been substantially over-weighted in the oil service industry since the third quarter of 1999. Investors apparently realize that improving energy prices should benefit oil service companies in 2000. Looking forward, we anticipate remaining over-weighted in the energy sector but will begin to transition from early cycle beneficiaries of high prices (drillers) to later cycle beneficiaries (construction).

                                   EVERGREEN
                                  Growth Fund
                          Portfolio Manager Interview

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

Network Associates                                                         1.9%
Hanover Compressor Co.                                                     1.6%
Commscope, Inc.                                                            1.4%
Benchmark Electronics, Inc.                                                1.3%
Sensormatic Electronics Corp.                                              1.3%
Shaw Group, Inc.                                                           1.3%
ATMI, Inc.                                                                 1.3%
Maverick Tube Corp.                                                        1.3%
Parlex Corp.                                                               1.2%
Edwards (J.D.) & Co.                                                       1.2%

What is your outlook?

Despite the fact that small growth company valuations have moved up sharply over the past year, it is important to remember that small capitalization stocks have underperformed large-cap companies for most of the last five years. Both up cycles and down cycles in small-caps tend to have extended durations, so we appear to be in the early stages of an up cycle. The key driver to performance for small-caps will be earnings growth, and this appears to remain strong. Earnings growth projections for our companies average 35% for 2000 while average price-to-earnings remain at a modest discount to growth rates.

                                   EVERGREEN
                                  Masters Fund
                     Fund at a Glance as of March 31, 2000

"Stock prices in every market sector were volatile during the period, as a virtual tug-of-war developed between "new economy" and "old economy" stocks."

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund incurs 12b-1 expenses of 0.25% for Class A and 1.00% for Classes B and
C. Class Y does not pay a 12b-1 fee. Returns reflect expense limits previously in effect, without which returns would have been lower. Please

All data is as of 3/31/2000 and subject to change.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/31/1998       Class A      Class B      Class C      Class Y
Class Inception Date                     12/31/1998   12/31/1998   12/31/1998   12/31/1998
Average Annual Returns*
6 months with sales charge                    25.69%       26.47%       29.40%        n/a
6 months w/o sales charge                     31.94%       31.47%       31.40%       32.08%
1 year with sales charge                      29.24%       29.84%       32.77%        n/a
1 year w/o sales charge                       35.72%       34.84%       34.77%       36.13%
Since Portfolio Inception                     20.59%       21.59%       23.73%       25.71%
Maximum Sales Charge                           4.75%        5.00%        2.00%        n/a
                                             Front End      CDSC         CDSC

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

       Evergreen Tax Strat                                Consumer Price
          Foundation A            S&P 500     S&P 400       Index - US
12/31/98         9,525            10,000       10,000         10,000
 3/31/99         9,306            10,500        9,362         10,067
 6/30/99        10,134            11,240       10,679         10,140
 9/30/99         9,571            10,537        9,785         10,244
12/31/99        11,828            12,105       11,466         10,268
 3/31/00        12,629            12,383       12,921         10,380

Comparison of a $10,000 investment in Evergreen Masters Fund Class A shares2, versus a similar investment in the Standard & Poor's 500 Stock Index (S&P 500), the Standard & Poor's 400 Mid-Cap Index (S&P 400), and the Consumer Price Index
(CPI).

The S&P 500 and the S&P 400 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any other mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Smaller capitalization stock investing may offer the potential for greater long term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

                                   EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended March 31, 2000, Class A shares of the Evergreen Masters Fund returned 31.94%. During the same period, the S&P 500 Index generated a 17.51% return and the S&P Mid-Cap 400 Index gained 31.06%. The Fund's six-month return reflects the varied performance of the four portfolios that compose the Fund. Fund returns are before deduction of applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                              $326,763,573
Number of Holdings                                                     572

What was the investment environment like during the six-month period?

The economic environment during the six-month period was positive for stock investors. Economic growth was strong, corporate profits were good, unemployment remained at a low level and consumer spending was high. While energy prices rose dramatically, inflation remained under control. Nevertheless, the Federal Reserve Board continued its tight monetary policy of raising short-term interest rates in a series of pre-emptive strikes against inflation. Over the six-month time span, the Fed raised the federal funds rate three times, each by 0.25%.

                                Top 5 Industries
                                ----------------
                   (as a percentage of 3/31/2000 net assets)

Semiconductor Equipment & Products                                  7.2%
Oil & Gas                                                           7.1%
Commercial Services & Supplies                                      6.6%
Communications Equipment                                            6.3%
Energy Equipment & Services                                         6.2%

                                   EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview

What areas contributed to performance during the period?

Stock prices in every market sector were volatile during the period, as a virtual tug-of-war developed between "new economy" and "old economy" stocks. Much of the period was marked by swift and often severe reactions to unmet expectations. Investors would simply rotate out of stocks that were disappointing into others that were the latest favorites in the technology, telecommunications or biotechnology areas. While overall market levels continued to advance, it was the new economy shares, those in the broad area of technology, that were victorious. The performance of old economy companies, such as financial institutions, consumer products companies, and commodity-related businesses, lagged that of the high-flying technology sector. Stocks across the capitalization spectrum (small-cap, mid-cap, and large-cap) participated in the stock market's upward trend. However, for much of the period, investors continued to favor growth stocks over value stocks. Toward the end of the six months, market sentiment changed, and investors became concerned about the high valuations of growth issues. As the period drew to a close, investors appeared to be turning their attention to value stocks, an area they had neglected for several months.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

Microsoft Corp.                                                            2.1%
Intel Corp.                                                                2.0%
Cisco Systems, Inc.                                                        1.9%
General Electric Co.                                                       1.9%
Transocean Sedco Forex, Inc.                                               1.8%
Kroger Co.                                                                 1.5%
Noble Drilling Corp.                                                       1.4%
VISX, Inc.                                                                 1.4%
Newfield Exploration Co.                                                   1.3%
Wal-Mart Stores, Inc.                                                      1.2%

Evergreen Masters Fund employs an investment program based on a "manager of managers" strategy. Currently, the Fund is composed of four different investment advisors. Each advisor brings a unique investment approach to the Fund. As a result, the Fund has the potential to benefit from various investment methods and styles.

                                   EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview

                                    Portfolio
                                   Management
                                   ----------
                                 Evergreen Team

In March 2000, a new team headed by Phillip Foreman and Irene O'Neill began managing the Evergreen Mid-Cap Value Portfolio. Both managers are senior portfolio managers and have had extensive experience in the mid-cap area. Mr. Foreman is a Charter Financial Analyst and Certified Financial Planner. He has over 14 years of investment management experience. Prior to joining Evergreen Asset Management, Mr. Foreman was portfolio manager of WM Growth & Income Fund in the Washington Mutual Group. Ms. O'Neill, a Charter Financial Analyst, has over 21 years of investment management experience. Prior to becoming a member of the Evergreen Asset Management team, she was an analyst with Value Line Investment Survey.

During the six-month period that ended March 31, 2000, the economic environment for mid-cap stocks was positive. Strong economic growth and relatively low inflation provided an excellent backdrop for mid-cap stocks. While many mid-cap companies performed well, those in the technology and biotechnology sectors were market leaders.

During the six months, we maintained the portfolio's investment strategy of seeking great companies with outstanding business prospects that were selling at attractive valuations. While this value approach to investing had been out of favor for several months, during the first quarter of 2000, there was a reversal in market sentiment regarding value stocks. Many investors became concerned about the high valuations of growth stocks and began to turn their attention to value stocks.

In managing the portfolio over the six-month period, we made a number of changes. To take advantage of the potential in the broad area of technology, we boosted the portfolio's technology weighting from 5% at the beginning of the period to 25% at the end of the period. Semiconductor stocks accounted for most of the portfolio's new investment in the high-tech area. Semiconductor companies have benefited from the build-out of the cellular and wireless telephone industry. The prospects for wireless data infrastructure should allow growth to continue. We added Altera, a company that makes programmable logic chips for the cellular telephone infrastructure. Altera was recently added to the S&P 500 Index. By the end of the period, technology stocks accounted for the largest sector allocation in the portfolio, even though it remained underweighted relative to broad market indexes.

                                   EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview

The financial and consumer stocks in the portfolio held back performance. Companies in both of these market segments were negatively affected by the Federal Reserve Board's tight monetary policy. Three times during the period, the Fed raised the Federal Funds Rate by 0.25%. Rising rates generally result in weaker profits for banks and other financial institutions, and over time they usually dampen consumer spending. Over the period, we reduced the portfolio's investments in these two interest-rate sensitive areas.

We added to the portfolio's investments in the utility area. We believe that the deregulation of the electric utility industry is creating opportunity for innovative utility managements. The companies most likely to prosper are those transforming themselves from regulated utilities to competitive energy providers. Companies in the utilities area that were added to the portfolio included Calpine Corporation, an independent power producer, and Dynergy, a producer of diverse energy products and services.

Looking ahead, we believe the recent downturn in the market may benefit the portfolio over the long term. Over the past several months, the stocks of many attractive companies became overvalued and their higher share prices made them unsuitable for the portfolio. As share prices become more reasonable, we believe there will be many companies with good fundamentals that meet our criteria as value investments. We believe the economic environment for mid-cap value stocks should continue to be positive. We think the Fed is nearing the end of its cycle of interest-rate hikes and that once the uncertainty over interest rates subsides, value stocks should perform well.

                                   EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview

                                    Portfolio
                                   Management
                                   ----------
                                    MFS Team

The S&P Mid-Cap Growth Index outperformed virtually all U.S. market indices with the exception of some pure technology averages. Furthermore, mid-cap growth stocks outperformed mid-cap value stocks in the first quarter.

The portfolio was postured in a valuation-sensitive manner from the beginning of the quarter, with a significant underweight in the highly-priced technology sector and a significant overweight in the energy and healthcare sectors that had attractive price-earnings to growth characteristics and above average growth prospects.

An overweighting in energy stocks was the major contributor to the sector's relative outperformance. A supply/demand imbalance in the energy sector drove the price of oil in February above $30 a barrel for the first time since the Persian Gulf War in 1991. Specifically, deep-water drilling and natural gas holdings in Transocean, Noble Drilling, Newfield Exploration, and Global Industries were all major beneficiaries of the imbalance.

Stock selection within the business services sector also drove performance, with positions in Network Solutions and Sungard Data dominating the portfolio's holdings in that sector. Network Solutions' shares surged after fourth-quarter profits nearly doubled as the result of unprecedented demand for dot-com addresses (Network Solutions licenses all dot.com addresses). Sungard shares spiked after exceeding Y2K-tainted expectations for 1999 revenues and acquiring Microbank Software late in the first quarter. The portfolio continues to focus within this sector on companies that manufacture equipment allowing the internet to function and expand on check, credit card and bank processing companies with recurring revenue streams.

The technology sector continued its ascent during the first quarter of 2000, and the portfolio's underweighting in technology detracted most significantly from relative performance. Furthermore, stock selection within technology hampered performance, with holdings in RSA Security, Banyan Systems, and Ancor Communications all suffering significant losses. RSA Security fell in line with other security software makers on concerns that the shares had risen too high too quickly. Investors also deemed Banyan to be overvalued. Ancor Communications fell nearly 40% in January on speculation that fourth-quarter revenues would miss estimates.

Stock selection in the retailing sector, specifically Kroger Company, detracted from the portfolio's return in the first quarter as a lack of interest punished the entire sector.

The single worst performing stock in the portfolio during the first quarter was VISX Inc., a provider of laser eye surgery equipment, which suffered a precipitous loss in value after competitors introduced a similar product at a significantly cheaper price. Regardless, the portfolio has maintained its position in VISX in light of tremendous demand and the likelihood of significant future gains in market share. The portfolio's exposure in healthcare continues to remain focused in medical device companies such as Cytyc Corp, a manufacturer of a proprietary pap smear test, which was the single greatest contributor toward absolute performance.

                                   EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview

                                    Portfolio
                                   Management
                                   ----------
                                Oppenheimer Team

In the last two quarters, the U.S. economy has been expanding rapidly. Gross Domestic Product expanded by 7.3% in the fourth quarter of 1999 and in the first quarter of 2000, is estimated at 5.5%. These rates are probably in excess of normal sustainable growth, estimated by the Federal Reserve Board (the Fed) at 31/2 - 4% per year. Accordingly, the Fed is in a tightening mode as it tries to engineer a "soft landing".

During the first quarter of 2000, there was wild see-saw action in the stock market. During the first two months, technology stocks soared while most others lagged by a wide margin. Then, during March, the dynamics reversed sharply as the technology sector corrected sharply.

The portfolio is managed with a disciplined quantitative strategy that seeks to produce consistently good results relative to the S&P 500 Index. Oppenheimer's Evergreen Masters Fund portfolio has performed well against the S&P 500.

The sector which helped relative performance the most in the quarter was technology: although Oppenheimer's Evergreen Masters Fund portfolio entered the quarter a bit underweighted, our stock selection within technology was excellent, resulting in a positive contribution overall. The other sector which made a significant positive contribution was energy. Oppenheimer's Evergreen Masters Fund portfolio entered the quarter overweighted (11.52% vs. 5.49%) in the energy sector, which performed well. Our stock selection within the energy sector was above average, too.

The three individual stocks, which made the largest contribution to the Fund's performance were Intel, Cisco, and Time Warner.

We did not make any major changes in the Fund's portfolio sector weights during March. The sector with the largest net buys was energy. We continue to see many attractive investment opportunities within the energy sector. We were also net buyers in capital goods, basic materials and technology. The sector with the largest net sales was financials. We were also net sellers of communication services, consumer cyclicals, consumer staples, healthcare, transportation and utilities.

The major divergences in relative valuation within the market have been somewhat reduced in the past month, as many of the technology stocks have corrected significantly. Some areas of speculative excess remain, such as IPO activity and public day-trading. At this point, we think prospects for reasonably priced growth stocks look good relative to the deep-value category, and it appears that our models will be guiding us into more growth-oriented stocks in the months ahead. Markets have returned to more "normal" relative valuations, and we believe that our disciplined, quantitative approach is likely to lead to better relative performance over the balance of the year.

                                   EVERGREEN
                                 Masters Fund
                          Portfolio Manager Interview

                                   Portfolio
                                  Management
--------------------------------------------------------------------------------
                                  Putnam Team

The U.S. equity markets climbed to new heights in the early part of the six-month period ended March 31, 2000, then struggled to ascend even higher after the turn of the new year. The first half of the period was notable primarily for the undisputed reign of technology stocks within an extremely narrow market favoring large-cap growth stocks. This sector benefited from billions spent by U.S. corporations to ward off the Y2K bug, made headlines in the monopoly suit against Microsoft, changed the way consumers shopped, and drove the IPO market to record levels.

The markets were beset by volatility in the second half of the period. Dramatic market moves, both up and down, occurred within not just weeks but also within single days. The divergence between "old economy" and "new economy" stocks held the attention of investors and technology was the favored sector.

Mergers and acquisitions continued to fuel the equity market. The semiannual period ended with a record quarter for such activity, most notably including America Online's $166 billion takeover of Time Warner Inc.

The Federal Reserve Board attempted to put the brakes on fervid economic growth, raising interest rates three times during the semiannual period. Their efforts resulted in the highest fed funds rate since May 1995 and the steepest discount rate since August 1991. Nevertheless, the economy maintained its rapid momentum, with a fourth-quarter GDP rate that was revised upward three times to 7.13%, the highest level in nearly 16 years. The economy was fueled by a hearty holiday shopping season that spilled into the new year with continued positive consumer sentiment. Despite sharp increases in energy prices in the second half of the period, inflation maintained its dormant state and unemployment remained low.

Evergreen Masters Fund significantly outperformed the S&P 500 Index for the six-month period. Throughout the period, the portfolio was positioned to capitalize on the vigorous technology sector with beneficial holdings in telecommunications, communications services, and semiconductor-related stocks. Consumer staples holdings also contributed notably to semiannual performance, as did health-care stock selection and utilities and conglomerates stocks.

Going forward, the strong pattern of economic expansion is expected to continue for the foreseeable future, although moderating from 1999's high level. We are closely monitoring several factors that could affect stock prices as the year 2000 proceeds, including rising interest rates, the high valuations of technology companies, the bloated level of U.S. household debt (and the rapid increase in margin debt related to stock market speculation), continuing heightened market volatility, the durability of earnings growth in a rising-rate environment, and the increased pressure on profit margins imposed by higher energy prices.

It is important to bear in mind that the U.S. economy remains strong. We believe that high-quality growth companies, particularly within the technology and communications sectors, will continue to benefit from persistent demand and visible earnings growth. The Fund has been positioned accordingly, with ongoing overweight exposure to technology, consumer staples, and conglomerates and underweight positions in capital goods and basic materials.

                                   EVERGREEN
                                   Omega Fund
                     Fund at a Glance as of March 31, 2000

"Market volatility may provide the opportunity to invest in consistent growth companies at more reasonable prices."

                                    Portfolio
                                   Management
--------------------------------------------------------------------------------

                                    [PHOTO]

                           Maureen E.Cullinane, CFA
                              Tenure: April 1989


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 4/29/1968          Class A     Class B     Class C      Class Y
Class Inception Date                        4/29/1968    8/2/1993    8/2/1993    1/13/1997
Average Annual Returns*
6 months with sales charge                      48.42%      50.31%      53.25%         n/a
6 months w/o sales charge                       55.83%      55.31%      55.25%       56.07%
1 year with sales charge                        53.77%      55.31%      58.24%         n/a
1 year w/o sales charge                         61.43%      60.31%      60.24%       61.96%
3 years                                         40.73%      41.48%      41.94%       43.26%
5 years                                         30.49%      30.55%      30.67%       31.93%
10 years                                        21.68%      21.60%      21.62%       22.35%
Maximum Sales Charge                             4.75%       5.00%       2.00%         n/a
                                              Front End      CDSC        CDSC
6-month capital gain distributions
per share                                  $     0.99   $    0.99   $    0.99   $     0.99

* Adjusted for maximum applicable sales charge.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

           Evergreen       Russell 1000        S&P 500         Consumer Price
            Omega A           Growth          Composite          Index - US

3/31/90      9,525            10,000            10,000             10,000
3/31/91     11,793            12,216            11,441             10,490
3/31/92     14,325            13,899            12,705             10,824
3/31/93     15,842            15,224            14,639             11,158
3/31/94     17,195            15,102            14,855             11,437
3/31/95     17,916            17,762            17,168             11,764
3/31/96     23,818            23,442            22,679             12,098
3/31/97     24,318            27,539            27,175             12,432
3/31/98     36,458            41,159            40,218             12,603
3/31/99     44,080            52,728            47,648             12,821
3/31/00     71,161            70,714            56,194             13,219

Comparison of a $10,000 investment in Evergreen Omega Fund Class A shares/2/, versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index
(CPI).

The Russell 1000 Growth and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of 3/31/2000 and subject to change.

                                   EVERGREEN
                                   Omega Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended March 31, 2000, Evergreen Omega Fund Class A shares had a total return of 55.83%. During the same period, the Russell 1000 Growth and the S&P 500 returned 34.06% and 17.51%, respectively. The median return of funds in the multi-cap growth category was 52.07%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                            $1,867,582,715
Number of Holdings                                                      83
Beta                                                                  0.88

What was the environment like during the six-month period?

The period offered an excellent investment environment. The growth style of investing outperformed the value style, and small and mid-cap stocks started to move ahead of large-cap stocks. Reversing the trend of 1997 and 1998, active managers or stock-pickers tended to outperform market indices. The U.S. economy grew at a very brisk pace, but without evidence of inflation. While interest rates rose during the period, productivity gains helped corporations enjoy healthy earnings growth.

Technology provided the tools for these productivity gains, and technology stocks were the dominant performers in the market. Stocks of internet infrastructure companies, semi-conductor manufacturers and software developers all did very well. However, while these new economy stocks surged, many old economy stocks posted anemic results. Stocks in industries such as consumer staples, capital goods and commodity-related companies lagged the markets. Consumer goods companies such as Coca-Cola and Gillette, which traditionally have depended on their ability to raise prices, found they had little pricing power. Their stock prices suffered as their earnings growth rates lagged those of technology companies, which thrived in a deflationary environment characterized by their product innovation and volume growth rather than price increases.

What factors contributed to the performance of the Omega Fund?

We focused on the long-term investment themes that have guided us: the "Aging of America" and the "Growth in Productivity." We maintained a high weighting in technology at about 50% of net assets.

We looked for opportunities among companies of all sizes, and we emphasized stocks of those companies with consistent earnings growth. To this base, we added opportunities of companies with accelerating earnings.

We needed to be selective in pursuing the "Aging of America" theme, even as members of the large, baby boomer generation enter their 50s. Many healthcare stocks did not perform well during the six months. However, companies such as Pharmacia & Upjohn and American Home Products had good stock performance. Pharmacia & Upjohn advanced approximately 40% while American Home Products appreciated 30% during this period. Pharmacia & Upjohn has completed its acquisition of Monsanto. We believe it should be able to successfully merge the pharmaceutical operations and reduce dependence on the former Monsanto's agricultural-chemical business. American Home Products has been restructured and is considered an attractive acquisition candidate.

                                   EVERGREEN
                                   Omega Fund
                          Portfolio Manager Interview

Other healthcare stocks that contributed to performance included Medtronic, which manufacturers cardiac devices, and Millenium Pharmaceuticals, a diversified biotechnology company. During the period, we made several other biotechnology investments, which we have since sold after rapid price gains.

We also increased our weighting in oil service stocks; we anticipate an increased level of exploration and drilling activity in the wake of the near doubling of energy prices over the past year.

                               Top 5 Industries
                               ----------------
                   (as a percentage of 3/31/2000 net assets)

Semiconductor Equipment & Products                                   14.8%
Software                                                              8.5%
Communications Equipment                                              8.2%
Computers & Peripherals                                               7.1%
Pharmaceuticals                                                       6.9%

What type of investments have you made in technology?

The productivity theme is a technology theme. Hardware, software and telecommunications companies are helping American industry become more efficient. We have placed a heavy emphasis on a core of solid, established technology companies with seasoned management and products and services that enhance economic productivity. The leading companies included Cisco Systems in networking, EMC in data storage, and Intel in semi-conductors.

In addition to these core names, we have invested in some emerging companies such as: Sandisk, the manufacturer of memory chips used in hand-held devices, mobile phones and digital cameras; and Nvidia, the manufacturer of chips for graphics programs.

Other technology companies that made strong contributions to performance included: PMC Sierra and RF Micro Devices, which produce switches and equipment for the telecommunications industry; Ciena and JDS Uniphase, which produce fiber optic components; Entrust Technology, which provides products for electronic encryption necessary for secure electronic commerce; and Cree Research, which manufactures semiconductor chips used in cellular phones.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

Cisco Systems, Inc.                                                 3.3%
American Home Products Corp.                                        3.3%
EMC Corp.                                                           3.2%
Intel Corp.                                                         3.0%
Pharmacia & Upjohn, Inc.                                            2.4%
Micron Technology, Inc.                                             2.4%
Sandisk Corp.                                                       2.4%
Best Buy Co., Inc.                                                  2.3%
Microsoft Corp.                                                     2.2%
Citigroup, Inc.                                                     2.0%

                                   EVERGREEN
                                   Omega Fund
                          Portfolio Manager Interview

What is your outlook?

We think economic growth will begin to slow during the second half of 2000 as a result of the Federal Reserve Board's continued tightening of the money supply through increases in short-term rates. With the exception of energy prices, we think inflation should remain muted. Historically, bull markets typically have been ended by recessions, and we see no signs of a recession. The year 2000 is a presidential election year, which typically is good for the stock market.

Overall, we believe the economy should be healthy and the stock market should continue to perform positively, although probably not as well as it did in the past six months. Technology stocks that have risen at extraordinarily fast paces may lose some of their gains, and price corrections may be particularly evident in the technology-heavy NASDAQ Composite Index. In an environment in which day-traders seem to have been buying indiscriminately, some stocks may have come too far, too fast. However, we may see benefit in the recent, sharp price fluctuations and volatility in the market. Complacency has declined and investors are being more careful about what they buy. Market volatility may provide the opportunity to invest in consistent growth companies at more reasonable prices. We think we should have a reasonably good environment.

                                   EVERGREEN
                           Small Company Growth Fund
                     Fund at a Glance as of March 31, 2000

"After exceptionally strong performance in the final three months of 1999 and the first two months of 2000,we became concerned about the risks in owning stocks that had enjoyed such price run-ups."

                                   Portfolio
                                   Management
--------------------------------------------------------------------------------

                                    [PHOTO]

                           J. Gary Craven, CFA, CPA
                             Tenure: November 1996


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

All data is as of 3/31/2000 and subject to change.


--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 9/11/1935       Class A     Class B      Class C    Class Y
Class Inception Date                     1/20/1998   9/11/1935    1/26/1998   1/26/1998
Average Annual Returns*
6 months with sales charge                 65.83%      68.24%       71.24%       n/a
6 months w/o sales charge                  74.03%      73.24%       73.24%      74.04%
1 year with sales charge                   97.54%     101.15%      103.76%        n/a
1 year w/o sales charge                   107.37%     106.15%      105.76%     107.89%
3 years                                    28.49%      29.12%       29.64%      30.89%
5 years                                    19.98%      20.13%       20.27%      21.45%
10 years                                   19.74%      19.53%       19.34%      20.61%
Maximum Sales Charge                        4.75%       5.00%        2.00%        n/a
                                         Front End      CDSC         CDSC

* Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

             Evergreen Small            Russell             Consumer Price
               Co Growth B                2000                Index - US

3/31/90          10,000                  10,000                 10,000
3/31/91          12,556                  10,679                 10,490
3/31/92          15,831                  12,945                 10,824
3/31/93          17,701                  14,868                 11,158
3/31/94          21,561                  16,505                 11,437
3/31/95          23,612                  17,413                 11,764
3/31/96          31,240                  22,453                 12,098
3/31/97          27,275                  23,600                 12,432
3/31/98          38,033                  33,515                 12,603
3/31/99          28,886                  28,067                 12,821
3/31/00          59,540                  38,533                 13,219

Comparison of a $10,000 investment in Evergreen Small Company Growth Fund Class B shares 2, versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

                                   EVERGREEN
                           Small Company Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended March 31, 2000, Evergreen Small Company Growth Fund's Class B shares had a total return of 73.24%. During the same period, the Russell 2000 Index, a commonly used benchmark for smaller company stocks, returned 26.83%, while the median return of funds in the Mid-Cap Growth category was 70.09%, according to Lipper Inc., an independent monitor of mutual fund performance. The Fund performed very well in a generally favorable environment, especially for technology and biotechnology stocks. These returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                            $1,325,462,470
Number of Holdings                                                     146
Beta                                                                  0.90

What was the investment environment like during the period?

Conditions were very favorable. After the extended large company stock rally of the previous three years, investors took notice of the extreme disparity in valuations between small company stocks and large company stocks. As a result, money flowed into the small and mid-cap stock markets, which outperformed the large company market for the first time in several calendar quarters.

In technology, the growth of the internet created demand for emerging hardware and software companies, especially those supplying the infrastructure for electronic commerce. Wireless communications also continued to expand.
However, the most explosive growth during the period was in biotechnology, which had been in the doldrums for several years. The announcement in December 1999 of important advances in genomics, or the science of mapping the human genetic structure, created a surge in the stock prices of companies with the ability to use the new technology in their drug development work. The stocks of some biotechnology companies rose explosively before giving back part of their gains in March.

What strategies did you pursue within this environment?

We continued to seek out opportunities in technology, especially in telecommunications equipment, and biotechnology. In total, hardware and software companies typically accounted for more than 40% of net assets during the period. In hardware, we emphasized opportunities in mobile appliances and wireless telecommunications, while in software we emphasized products that helped companies be more efficient. In investing in the internet, we emphasized companies involved in building the infrastructure, rather than retail-oriented websites whose futures are uncertain, we believe.

After exceptionally strong performance in the final three months of 1999 and the first two months of 2000, we became concerned about the risks in owning stocks that had enjoyed such price run-ups. As many high-tech and biotechnology stocks reached extremely high valuations, we reduced our weightings in these sectors by 17% of net assets during the final month of the period to lock in profits and reduce the overall risk of the portfolio. We increased our weightings in retail and other industries, where we found healthy outlooks and attractive stock valuations.

                                   EVERGREEN
                           Small Company Growth Fund
                          Portfolio Manager Interview

                               Top 5 Industries
                               ----------------
                   (as a percentage of 3/31/2000 net assets)

Diversified Telecommunications Services                               9.5%
Semiconductor Equipment & Products                                    9.5%
Electronic Equipment & Instruments                                    7.5%
Commercial Services & Supplies                                        7.4%
Software                                                              7.0%

What were some of the areas that contributed to the exceptionally strong performance?

Technology and biotechnology were the leaders.

Throughout most of the period, we maintained a heavy concentration on technology, both hardware and software companies, although we rotated our investments within these industries. Hardware company investments which comprised 23% of net assets on March 31, rose by 163% during the six months, while software company investments, which comprised 21% of net assets, rose by 135%.

In telecommunications, leading contributors include RF Micro Devices, which produces integrated circuits for wireless communications. Its stock rose 193% during the six months. Other investments included Kopin and Three-Five Systems, both of which manufacture components for portable communications systems. Both stock prices tripled during the period.

The leading software contributor to performance was I2 Technologies, which rose by 560% during the six months. This is a well established company specializing in supply chain software. Its products have become in demand as business-to-business activity over the internet has expanded.

Among the biotechnology investments, the biggest contributor to performance was Millenium Pharmaceuticals, a diversified company involved in research and product development. Its stock price rose by 100%. A smaller position in the fund, but a spectacular performer, was Medarex Inc., which is developing anti-bodies to fight cancer and other diseases. Its stock rose by 605% during the six months.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

McLeod USA, Inc., Cl. A                                              3.1%
Amdocs Ltd.                                                          2.3%
Roper Industries, Inc.                                               2.2%
CIENA Corp.                                                          1.9%
Rational Software Corp.                                              1.9%
Kopin Corp.                                                          1.8%
Univision Communications, Inc., Cl. A                                1.8%
Sandisk Corp.                                                        1.8%
Millennium Pharmaceuticals, Inc.                                     1.7%
JDS Uniphase Corp.                                                   1.6%

                                   EVERGREEN
                           Small Company Growth Fund
                          Portfolio Manager Interview

What is the outlook for investing in small and mid-cap companies after such a strong rally?

We believe the outlook remains excellent. Earnings growth is strong and opportunities are increasing in the new economy technology stocks as long-term interest rates begin to decline. At the same time, we are seeing increasing price volatility on a day-to-day basis, which is to be expected in the small company market after such strong performance. There is a tendency for investor enthusiasm to push the market too far, too fast, and then to pull back and cause a market correction. We would expect to see at least one market correction of 10% or more as well as liquidity issues tied to changing market sentiments. We are adjusting our trading strategy to deal with this reality.

Despite these short-term challenges, we expect to continue to see many opportunities in technology and in the small company market in general during the next year.

                                   EVERGREEN
                              Stock Selector Fund
                     Fund at a Glance as of March 31, 2000

"We think the market's recent sell-off will cause sentiment to shift toward value stocks from the unprecedented six-year emphasis on growth stocks."

                              Portfolio Management
--------------------------------------------------------------------------------

                  [PHOTO]                            [PHOTO]
                 Timothy M.                        Eric M.Teal
                 Stevenson,                   Tenure: October 1999
                  CFA, CMT
            Tenure: October 1999


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected returns for Classes B and C would have been lower while returns for Class Y would have been higher.

All data is as of 3/31/2000 and subject to change.


--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 2/28/1990           Class A      Class B      Class C      Class Y
Class Inception Date                         2/28/1990    11/7/1997    6/30/1999    2/21/1995
Average Annual Returns*
6 months with sales charge                        8.84%        8.77%       11.80%         n/a
6 months w/o sales charge                        14.26%       13.77%       13.80%       14.40%
1 year with sales charge                          8.12%        7.63%       10.84%         n/a
1 year w/o sales charge                          13.53%       12.63%       12.84%       13.78%
3 years                                          19.65%       16.69%       21.36%       21.90%
5 years                                          22.03%       20.47%       23.07%       23.48%
10 years                                         16.81%       16.16%       17.31%       17.51%
Maximum Sales Charge                              4.75%        5.00%        2.00%         n/a
                                               Front End       CDSC         CDSC
6-month income dividends
per share                                          ---          ---          ---   $     0.01
6-month capital gain distributions
per share                                   $     2.34   $     2.34   $     2.34   $     2.34

* Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            Evergreen Stock               S&P 500              Consumer Price
              Selector A                 Composite               Index - US

3/31/90           9,525                    10,000                  10,000
3/31/91          11,116                    11,441                  10,490
3/31/92          13,286                    12,705                  10,824
3/31/93          14,773                    14,639                  11,158
3/31/94          15,184                    14,855                  11,437
3/31/95          16,662                    17,168                  11,764
3/31/96          22,498                    22,679                  12,098
3/31/97          26,314                    27,175                  12,432
3/31/98          38,196                    40,218                  12,603
3/31/99          41,671                    47,648                  12,821
3/31/00          47,306                    56,194                  13,219

Comparison of a $10,000 investment in Evergreen Stock Selector Fund Class A shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Returns reflect expense limits previously in effect, without which returns would have been lower.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations

                                   EVERGREEN
                              Stock Selector Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended March 31, 2000, Evergreen Stock Selector Fund Class A shares had a total return of 14.26%. During the same period, the S&P 500 returned 17.51%. Much of the Fund's under-performance occurred in the fourth quarter of 1999, when declines in several holdings detracted significantly from the Fund's performance. Relative performance improved considerably in the first quarter of 2000 when the Fund's 1.99% return rivaled the 2.29% produced by the S&P 500. As an Index, the S&P 500 is not subject to the same expenses incurred by a mutual fund. We are optimistic that the Fund's improved first quarter results reflect its potential to generate solid longer-term performance versus the S&P 500. Fund returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                               ----------------

Total Net Assets                                               $477,800,456
Number of Holdings                                                      127
Beta                                                                   1.11


What was the Fund's investment environment like during the period?

Stock prices were extremely volatile, with growth stocks continuing to outperform value stocks. Evergreen Stock Selector Fund seeks to strike a balance between the two. Over the past six months, the market followed a trend that has been in place since 1998, narrow market leadership, with the largest, most liquid growth and technology-oriented companies driving the S&P 500 higher. Having market leadership concentrated in relatively few companies made it very challenging to outperform the Index while remaining well-diversified. We also saw a performance disparity between the performance of "new economy" and "old economy" stocks. The Fund has maintained a broad representation of both categories. Until late March, "new economy" stocks grabbed all the headlines and seemed to be invincible. With their recent price slide, we think investors are re-evaluating some of the assumptions they made regarding price and value.

                               Top 5 Industries
                               ----------------
                   (as a percentage of 3/31/2000 net assets)

Diversified Financials                                                9.7%
Semiconductor Equipment & Products                                    9.3%
Communications Equipment                                              9.0%
Software                                                              8.4%
Media                                                                 6.0%

What strategies did you use in managing the Fund?

We remained well diversified. Typically, the Fund is comprised of 100-140 holdings. We concentrated in larger-capitalization stocks, but also found some mid-cap stocks that we thought had attractive fundamentals and upside potential. The Fund's top five sector weightings were similar to those of the S&P 500. We placed greater emphasis on investments in technology, energy, utilities and basic materials. In contrast, we de-emphasized financial services and consumer staples. Our technology stocks returned approximately 60% during the period, outpacing the return of the S&P 500 technology stocks, which generated just over a 53% increase. Some of the other holdings that delivered impressive returns included News Corp., which has risen 78% since the Fund has owned it; Adobe Systems, a recent addition that was up 66% during the fiscal period, and Corning, Inc., which also rose 50% over the past six months. The Fund also benefited

                                   EVERGREEN
                              Stock Selector Fund
                          Portfolio Manager Interview

from the America Online/Time Warner merger, with its position in Time Warner appreciating almost 50%. Some stocks detracted from performance, however. Most of the losses occurred in the first half of the fiscal period. Tyco International's stock fell 24% in the fourth quarter of 1999. Some of the industries that limited performance included basic materials, as some of the Fund's holdings in the steel and metal industries did not participate in the market's rally and the financial services sector. Many of the Fund's holdings were focused on regional banks versus the stronger performing money-center banks.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

Microsoft Corp.                                                       4.6%
General Electric Corp.                                                3.4%
Cisco Systems, Inc.                                                   3.1%
Texas Instruments, Inc.                                               2.6%
Citigroup, Inc.                                                       2.3%
Goldman Sachs Group, Inc.                                             2.2%
American International Group, Inc.                                    2.0%
Corning, Inc.                                                         1.9%
Oracle Systems Corp.                                                  1.8%
Anadarko Petroleum Corp.                                              1.7%

What is your outlook?

Over the near-term, we expect stock prices to remain volatile. We think the market's recent sell-off will cause sentiment to shift toward value stocks from the unprecedented six-year emphasis on growth stocks. In light of that, we have structured the Fund's assets to tilt slightly toward value stocks, with defensive weightings in certain industries, such as utilities. Further, we have added more "old economy" stocks, such as Dover Corp., a manufacturer of machinery and equipment and Kerr-McGee Corp., which is involved in oil exploration. While these companies are less glamorous than some of the high-flying "new economy" stocks, we think they are undervalued and with their sound fundamentals and attractive valuations could help produce strong performance as investors review their assumptions about current prices and future returns.

                                   EVERGREEN
                             Strategic Growth Fund
                     Fund at a Glance as of March 31, 2000

"We have placed the greatest emphasis on a core of solid, established technology companies with seasoned management, products and services that enhance productivity."

                                   Portfolio
                                  Management
                                --------------

                                    [PHOTO]

                            Maureen E.Cullinane, CFA
                               Tenure: April 1995


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 2000 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

All data is as of 3/31/2000 and subject to change.


--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 9/11/1935           Class A      Class B      Class C      Class Y
Class Inception Date                         1/20/1998    9/11/1935    1/22/1998    6/30/1999
Average Annual Returns*
6 months with sales charge                       39.28%       40.57%       43.77%         n/a
6 months w/o sales charge                        46.22%       45.57%       45.77%       46.34%
1 year with sales charge                         39.88%       40.71%       43.90%         n/a
1 year w/o sales charge                          46.89%       45.71%       45.90%       47.25%
3 years                                          35.14%       36.06%       36.43%       37.73%
5 years                                          28.47%       28.84%       28.81%       30.06%
10 years                                         19.69%       19.68%       19.32%       20.58%
Maximum Sales Charge                              4.75%        5.00%        2.00%         n/a
                                               Front End       CDSC         CDSC
6-month capital gain distributions
per share                                        $1.80        $1.80        $1.80        $1.80

* Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            Evergreen Strategic
            Growth Fund Class B           S&P 500 Index       Russell 1000 Growth   Consumer Price Index - US
3/31/90            10,000                     10,000                 10,000                   10,000
3/31/91            11,381                     11,441                 12,216                   10,490
3/31/92            13,258                     12,705                 13,899                   10,824
3/31/93            14,785                     14,639                 15,224                   11,158
3/31/94            16,404                     14,855                 15,102                   11,437
3/31/95            16,880                     17,168                 17,762                   11,764
3/31/96            21,115                     22,679                 23,442                   12,098
3/31/97            23,639                     27,175                 27,539                   12,432
3/31/98            34,971                     40,218                 41,159                   12,603
3/31/99            41,340                     47,648                 52,728                   12,821
3/31/00            60,243                     56,194                 70,714                   13,219

Comparison of a $10,000 investment in Evergreen Strategic Growth Fund Class B shares/2/, versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Russell 1000 Growth and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

                                   EVERGREEN
                             Strategic Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended March 31, 2000, Evergreen Strategic Growth Fund Class B shares had a total return of 45.57%. During the same period, the Russell 1000 Growth and the S&P 500 returned 34.06% and 17.51%, respectively. The median return of funds in the large-cap growth category was 34.75%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                            $1,335,545,051
Number of Holdings                                                      66
Beta                                                                  0.97

What was the environment like during the six-month period?

The period offered an excellent investment environment. The growth style of investing outperformed the value style, and small and mid-cap stocks started to move ahead of large-cap stocks. Reversing the trend of 1997 and 1998, active managers or stock-pickers tended to outperform market indices. The U.S. economy grew at a very brisk pace, but without evidence of inflation. While interest rates rose during the period, productivity gains helped corporations enjoy healthy earnings growth.

Technology provided the tools for these productivity gains, and technology stocks were the dominant performers in the market. Stocks of internet infrastructure companies, semi-conductor manufacturers and software developers all did very well. However, while these new economy stocks surged, many old economy stocks posted anemic results. Stocks in industries such as consumer staples, capital goods and commodity-related companies lagged the markets. Consumer goods companies such as Coca-Cola and Gillette, which traditionally have depended on their ability to raise prices, found they had little pricing power. Their stock prices suffered as their earnings growth rates lagged those of technology companies, which thrived in a deinflationary environment characterized by product innovation and volume growth rather than price increases.

                               Top 5 Industries
                               ----------------
                   (as a percentage of 3/31/2000 net assets)

Communications Equipment                                             13.9%
Semiconductor Equipment & Products                                   12.6%
Diversified Financials                                                8.8%
Pharmaceuticals                                                       8.6%
Computers & Peripherals                                               8.4%

What factors contributed to the performance of the Fund?

We maintained a relatively heavy weighting in technology, at about 50% of net assets. We also focused primarily on large-cap growth companies with consistent earnings growth, although we also have the ability to invest in small and mid-cap companies.

We focused on the long-term investment themes that have guided us: the "Aging of America" and the "Growth in Productivity."

We needed to be selective in pursuing the "Aging of America" theme, even as members of the large, baby boomer generation enter their 50s. Many healthcare stocks did not perform well during the six months. However, we liked Schering Plough, a major pharmaceutical company, as well as Shire Pharmaceuticals, a company based in the United Kingdom that is devel-

                                   EVERGREEN
                             Strategic Growth Fund
                          Portfolio Manager Interview

oping drugs for the treatment of attention deficit disorder and Alzheimer's disease.

Shire Pharmaceuticals is one of several foreign companies in which we invested. Others included Mannesmann of Germany, which was acquired by Vodaphone, a U.K. company, and Vivendi, a diversified French company involved in telecommunication, multimedia and water utility operations.

We also increased our weighting in oil service stocks; we anticipate an increased level of exploration and drilling activity in the wake of the near doubling of energy prices over the past year.

What have you emphasized in technology?

The productivity theme is technology-based. Hardware, software and telecommunications companies are helping American industry become more efficient. We have placed the greatest emphasis on a core of solid, established technology companies with seasoned management and products and services that enhance productivity. The leading companies included Motorola and Nokia in communications equipment, Cisco Systems in networking, EMC in data storage, and Intel in semi-conductors.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

Cisco Systems, Inc.                                                 4.6%
Intel Corp.                                                         4.4%
Pharmacia & Upjohn, Inc.                                            3.3%
Nokia Corp., ADR                                                    3.3%
General Electric Co.                                                3.2%
EMC Corp.                                                           3.2%
American Home Products Corp.                                        3.1%
Motorola, Inc.                                                      2.8%
Microsoft Corp.                                                     2.4%
International Business Machines Corp.                               2.4%

What is your outlook?

We think economic growth will begin to slow during the second half of 2000 as a result of the Federal Reserve Board's continued tightening of the money supply through increases in short-term rates. With the exception of energy prices, we think inflation should remain muted. Historically, bull markets typically have been ended by recessions, and we see no signs of a recession. The year 2000 is a presidential election year, which typically is good for the stock market.

Overall, we believe the economy should be healthy and the stock market should continue to perform positively, although probably not as well as it did in the past six months. Technology stocks that have risen at extraordinarily fast paces may lose some of their gains, and price corrections may be particularly evident in the technology-heavy NASDAQ Composite Index. In an environment in which day traders seem to have been buying indiscriminately, some stocks may have come too far, too fast. However, we may see benefit in the recent, sharp price fluctuations and volatility in the market. Complacency has declined and investors are being more careful about what they buy. Market volatility may provide the opportunity to invest in consistent growth companies at more reasonable prices.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                     Fund at a Glance as of March 31, 2000

"We are more optimistic about the marketplace as a whole when we take a longer-term view of the secular trends."

                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                  [PHOTO]                       [PHOTO]

              Jean C. Ledford,              Richard S. Welsh,
                    CFA                    Tenure: August 1999
              Tenure: August 1999

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.


--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 9/1/1998        Class A      Class B     Class C     Class Y
Class Inception Date                     9/4/1998   10/14/1998   11/4/1998   9/1/1998
Average Annual Returns*
6 months with sales charge                  16.25%       16.52%      19.56%       n/a
6 months w/o sales charge                   22.06%       21.52%      21.56%     22.16%
1 year with sales charge                    19.70%       19.78%      22.82%       n/a
1 year w/o sales charge                     25.68%       24.78%      24.82%     26.05%
Since Portfolio Inception                   36.30%       37.65%      39.38%     41.10%
Maximum Sales Charge                         4.75%        5.00%       2.00%       n/a
                                          Front End       CDSC       CDSC

*Adjusted for maximum applicable sales charge.



--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                Evergreen Tax Strat          S&P 500           Consumer Price
                   Foundation A             Composite            Index - US

 9/30/98               9,526                  10,000               10,000
12/31/98              12,191                  12,129               10,018
 3/31/99              12,182                  12,736               10,086
 6/30/99              13,556                  13,633               10,159
 9/30/99              12,544                  12,781               10,263
12/31/99              14,586                  14,683               10,287
 3/31/00              15,311                  15,020               10,399

Comparison of a $10,000 investment in Evergreen Tax Strategic Equity Fund Class A shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of 3/31/2000 and subject to change.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended March 31, 2000, Evergreen Tax Strategic Equity Fund Class A shares had a total return of 22.06%. During the same period, the S&P 500 returned 17.51%, while the median return of multi-cap core funds 20.88%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                               $28,323,604
Number of Holdings                                                     108

What factors contributed to the performance?

Evergreen Tax Strategic Equity Fund was in a transition during the period. Before the period began, the portfolio had a heavy weighting in financial stocks and a relatively low weighting in technology. We found companies in the technology sector with the opportunity to increase their earnings growth rates. We have avoided too much emphasis on cyclical trends that may not have long-term staying power.

Consistent with our investment emphasis on large-cap companies, the great majority of our technology investments were in larger companies, especially leading companies involved in the explosive growth of the internet and electronic commerce. Some of the best performance came from companies such as Oracle Systems and Sun Microsystems.

Oracle Systems, a relatively new holding, is a leading beneficiary of the rise of the internet as a medium for commerce. Already the top seller of database services to other companies, Oracle Systems is taking advantage of the expansion of business-to-business exchanges of information. Oracle Systems is uniquely positioned to help companies set up common platforms for information exchanges and then to operate these platforms.

Sun Microsystems is the largest high-end provider of database and communications servers for use on the internet. As data processing on the internet grows more widespread, Sun Microsystems' sophisticated platforms give it a competitive advantage.

                               Top 5 Industries
                               ----------------
                   (as a percentage of 3/31/2000 net assets)

Communications Equipment                                            10.8%
Diversified Financials                                               9.9%
Diversified Telecommunications Services                              7.6%
Computers & Peripherals                                              7.4%
Software                                                             7.3%

                                   EVERGREEN
                           Tax Strategic Equity Fund
                          Portfolio Manager Interview

Outside of technology, what industries did you emphasize?

We cautiously raised our emphasis in energy stocks, which had been under-weighted, as we grew increasingly positive about the sector, including integrated energy companies and oil services firms. Even after oil prices peaked in March at $34 a barrel and then started declining, we added to our positions because we believed earnings should continue to accelerate. We invested in integrated companies because of the strength of their diversification. As their profit margins from refining grew, they had the ability to re-invest proceeds in exploration and production.

The recovery in the oil markets helped oil services companies, including those involved in exploration such as Baker Hughes. Baker Hughes presented us with an opportunity to benefit from the expansion of oil exploration and drilling at an attractive price. An earnings disappointment and a change in management at Baker Hughes presented us with the opportunity to invest at a very attractive stock price. At the same time, our analysis gave us confidence that the company had the ability to increase its earnings substantially. We also invested in Schlumberger, the bellwether of the oil services industry.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

General Electric Co.                                                5.0%
Meade Instruments Corp.                                             4.9%
Microsoft Corp.                                                     4.8%
Intel Corp.                                                         4.5%
Cisco Systems, Inc.                                                 4.2%
Global Crossing, Ltd.                                               3.3%
Exxon Mobile Corp.                                                  2.8%
Nextel Communications, Inc.                                         2.6%
International Business Machines Corp.                               2.5%
Oracle Systems Corp.                                                2.4%

                                   EVERGREEN
                           Tax Strategic Equity Fund

What is your outlook?

We are generally positive in our outlook on the marketplace. Corporate earnings growth remains strong, and stock prices should follow earnings.

Having said that, there are several places in the marketplace, notably technology and biotechnology, where stock valuations have become quite stretched. These high prices are particularly a concern in the context of rising interest rates and the release of new government statistics indicating a possible increase in inflationary pressures. Investors have been watching for signs of inflation. While not conclusive evidence of a serious inflation threat, these new statistics nevertheless are enough to remove any complacency in the market about the lack of inflation. As a result, we would expect a significant amount of volatility, particularly in technology, as corporations report their earnings results for the first quarter of 2000.

We are more optimistic about the marketplace as a whole when we take a longer-term view of the secular trends. We believe that the baby boomer generation will need to save for retirement, and that should be positive for the capital markets.

                                   EVERGREEN
                             Aggressive Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended            Year Ended September 30,
                         March 31, 2000 # ------------------------------------------------------
                           (Unaudited)     1999 #     1998 #     1997 #     1996     1995 (a)(b)
CLASS A SHARES
Net asset value,
 beginning of period         $  25.87     $  21.26   $  23.48   $  21.04   $ 17.37     $ 13.85
                             --------     --------   --------   --------   -------     -------
Income from investment
 operations
Net investment loss             (0.12)       (0.22)     (0.25)     (0.21)    (0.15)      (0.16)
Net realized and
 unrealized gains or
 losses on securities           15.93         7.46      (1.12)      2.65      4.46        3.68
                             --------     --------   --------   --------   -------     -------
Total from investment
 operations                     15.81         7.24      (1.37)      2.44      4.31        3.52
                             --------     --------   --------   --------   -------     -------
Distributions to
 shareholders from
Net realized gains              (3.27)       (2.63)     (0.85)         0     (0.64)          0
                             --------     --------   --------   --------   -------     -------
Total distributions to
 shareholders                   (3.27)       (2.63)     (0.85)         0     (0.64)          0
                             --------     --------   --------   --------   -------     -------
Net asset value, end of
 period                      $  38.41     $  25.87   $  21.26   $  23.48   $ 21.04     $ 17.37
                             --------     --------   --------   --------   -------     -------
Total return*                   65.93%       36.92%     (5.93%)    11.60%    25.62%      25.42%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $279,740     $166,524   $137,776   $173,982   $96,608     $70,858
Ratios to average net
 assets
 Expenses**                      1.12%+       1.18%      1.33%      1.26%     1.22%       1.47%+

 Net investment loss            (0.77%)+     (0.92%)    (1.14%)    (1.05%)   (0.86%)     (1.12%)+
Portfolio turnover rate           105%          86%        22%        56%       33%         31%

                         Six Months Ended         Year Ended September 30,
                         March 31, 2000 # ------------------------------------------------
                           (Unaudited)    1999 #    1998 #    1997 #     1996     1995 (c)
CLASS B SHARES
Net asset value,
 beginning of period         $  25.04     $ 20.78   $ 23.18   $ 20.89   $ 17.35    $15.82
                             --------     -------   -------   -------   -------    ------
Income from investment
 operations
Net investment loss             (0.24)      (0.40)    (0.41)    (0.37)    (0.16)    (0.03)
Net realized and
 unrealized gains or
 losses on securities           15.37        7.29     (1.14)     2.66      4.34      1.56
                             --------     -------   -------   -------   -------    ------
Total from investment
 operations                     15.13        6.89     (1.55)     2.29      4.18      1.53
                             --------     -------   -------   -------   -------    ------
Distributions to
 shareholders from
Net realized gains              (3.27)      (2.63)    (0.85)        0     (0.64)        0
                             --------     -------   -------   -------   -------    ------
Total distributions to
 shareholders                   (3.27)      (2.63)    (0.85)        0     (0.64)        0
                             --------     -------   -------   -------   -------    ------
Net asset value, end of
 period                      $  36.90     $ 25.04   $ 20.78   $ 23.18   $ 20.89    $17.35
                             --------     -------   -------   -------   -------    ------
Total return*                   65.35%      36.00%    (6.82%)   10.96%    24.88%     9.67%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $109,539     $56,466   $36,301   $41,167   $21,644    $2,858
Ratios to average net
 assets
 Expenses**                      1.87%+      1.93%     2.08%     2.02%     1.98%     2.09%+
 Net investment loss            (1.52%)+    (1.67%)   (1.88%)   (1.80%)   (1.60%)   (1.71%)+
Portfolio turnover rate           105%         86%       22%       56%       33%       31%

(a) Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Equity Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund. ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the result of operations of ABT Emerging Growth Fund prior to June 30, 1995.
(b) For the eleven months ended September 30, 1995. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1995.
(c) For the period from July 7, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)



                         Six Months Ended         Year Ended September 30,
                         March 31, 2000 # --------------------------------------------
                           (Unaudited)    1999 #   1998 #   1997 #    1996    1995 (a)
CLASS C SHARES
Net asset value,
 beginning of period         $ 24.98      $20.75   $23.16   $20.88   $17.31    $16.42
                             -------      ------   ------   ------   ------    ------
Income from investment
 operations
Net investment loss            (0.24)      (0.39)   (0.41)   (0.36)   (0.15)    (0.01)
Net realized and
 unrealized gains or
 losses on securities          15.32        7.25    (1.15)    2.64     4.36      0.90
                             -------      ------   ------   ------   ------    ------
Total from investment
 operations                    15.08        6.86    (1.56)    2.28     4.21      0.89
                             -------      ------   ------   ------   ------    ------
Distributions to
 shareholders from
Net realized gains             (3.27)      (2.63)   (0.85)       0    (0.64)        0
                             -------      ------   ------   ------   ------    ------
Total distributions to
 shareholders                  (3.27)      (2.63)   (0.85)       0    (0.64)        0
                             -------      ------   ------   ------   ------    ------
Net asset value, end of
 period                      $ 36.79      $24.98   $20.75   $23.16   $20.88    $17.31
                             -------      ------   ------   ------   ------    ------
Total return*                  65.30%      35.90%   (6.87%)  10.92%   25.11%     5.42%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $10,885      $4,685   $2,570   $3,992   $  991    $  416
Ratios to average net
 assets
 Expenses**                     1.86%+      1.92%    2.08%    2.02%    1.96%     2.09%+
 Net investment loss           (1.51%)+    (1.67%)  (1.88%)  (1.80%)  (1.57%)   (1.51%)+
Portfolio turnover rate          105%         86%      22%      56%      33%       31%



                         Six Months Ended         Year Ended September 30,
                         March 31, 2000 # ------------------------------------------------
                           (Unaudited)    1999 #    1998 #    1997 #     1996     1995 (b)
CLASS Y SHARES
Net asset value,
 beginning of period         $ 26.23      $ 21.46   $ 23.57   $ 21.09   $ 17.38    $15.79
                             -------      -------   -------   -------   -------    ------
Income from investment
 operations
Net investment loss            (0.08)       (0.17)    (0.20)    (0.17)    (0.06)    (0.01)
Net realized and
 unrealized gains or
 losses on securities          16.20         7.57     (1.06)     2.65      4.41      1.60
                             -------      -------   -------   -------   -------    ------
Total from investment
 operations                    16.12         7.40     (1.26)     2.48      4.35      1.59
                             -------      -------   -------   -------   -------    ------
Distributions to
 shareholders from
Net realized gains             (3.27)       (2.63)    (0.85)        0     (0.64)        0
                             -------      -------   -------   -------   -------    ------
Total distributions to
 shareholders                  (3.27)       (2.63)    (0.85)        0     (0.64)        0
                             -------      -------   -------   -------   -------    ------
Net asset value, end of
 period                      $ 39.08      $ 26.23   $ 21.46   $ 23.57   $ 21.09    $17.38
                             -------      -------   -------   -------   -------    ------
Total return                   66.23%       37.36%    (5.43%)   11.76%    25.84%    10.07%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $46,885      $28,867   $28,314   $44,384   $25,918    $1,889
Ratios to average net
 assets
 Expenses**                     0.87%+       0.93%     1.08%     1.01%     0.97%     1.08%+
 Net investment loss           (0.52%)+     (0.67%)   (0.89%)   (0.78%)   (0.60%)   (0.71%)+
Portfolio turnover rate          105%          86%       22%       56%       33%       31%

(a) For the period from August 3, 1995 (commencement of class operations) to September 30, 1995.
(b) For the period from July 11, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Capital Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended         Year Ended September 30,
                         March 31, 2000 # ----------------------------------------------
                           (Unaudited)      1999       1998     1997     1996     1995
CLASS A SHARES (a)
Net asset value,
 beginning of period         $  24.38     $  22.71   $  22.42  $ 19.36  $ 16.02  $ 14.88
                             --------     --------   --------  -------  -------  -------
Income from investment
 operations
Net investment income
 (loss)                         (0.03)       (0.05)     (0.10)   (0.02)    0.11     0.02
Net realized and
 unrealized gains on
 securities                      1.25         4.27       2.34     5.87     3.73     2.91
                             --------     --------   --------  -------  -------  -------
Total from investment
 operations                      1.22         4.22       2.24     5.85     3.84     2.93
                             --------     --------   --------  -------  -------  -------
Distributions to
 shareholders from
Net investment income               0            0      (0.01)       0        0        0
Net realized gains              (0.51)       (2.55)     (1.94)   (2.79)   (0.50)   (1.79)
                             --------     --------   --------  -------  -------  -------
Total distributions to
 shareholders                   (0.51)       (2.55)     (1.95)   (2.79)   (0.50)   (1.79)
                             --------     --------   --------  -------  -------  -------
Net asset value, end of
 period                      $  25.09     $  24.38   $  22.71  $ 22.42  $ 19.36  $ 16.02
                             --------     --------   --------  -------  -------  -------
Total return*                    5.01%       20.21%     10.72%   34.78%   24.63%   20.18%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $218,855     $285,690   $145,117  $65,703  $31,889  $29,852
Ratios to average net
 assets
 Expenses**                      1.68%+       1.39%      1.34%    1.41%    1.43%    1.87%
 Net investment income
  (loss)                        (0.25%)+     (0.21%)     0.06%    0.53%    0.51%    0.27%
Portfolio turnover rate            42%          82%       104%      64%      98%     157%

                                                     Period Ended
                                                 March 31, 2000 # (b)
                                                     (Unaudited)
CLASS B SHARES (a)
Net asset value, beginning of period                    $24.29
                                                        ------
Income from investment operations
Net investment loss                                      (0.11)
                                                        ------
Net realized and unrealized gains on securities           1.35
                                                        ------
Total from investment operations                          1.24
Distributions to shareholders from
Net realized gains                                       (0.51)
                                                        ------
Total distributions to shareholders                      (0.51)
                                                        ------
Net asset value, end of period                          $25.02
                                                        ------
Total return*                                            15.01%
Ratios and supplemental data
Net assets, end of period (thousands)                   $3,423
Ratios to average net assets
 Expenses**                                               2.58%+
 Net investment loss                                     (0.97%)+
Portfolio turnover rate                                     42%

(a) Effective October 18, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Evergreen Capital Growth Fund. In addition, Class B shares of Mentor Capital Growth Portfolio were redesignated as Class C shares of Evergreen Capital Growth Fund.
(b) For the period from October 25, 1999 (commencement of class operations) to March 31, 2000.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Capital Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended          Year Ended September 30,
                         March 31, 2000 # --------------------------------------------------
                           (Unaudited)      1999       1998       1997      1996      1995
CLASS C SHARES (a)
Net asset value,
 beginning of period         $  22.97     $  21.72   $  21.68   $  18.92   $ 15.79   $ 14.80
                             --------     --------   --------   --------   -------   -------
Income from investment
 operations
Net investment income
 (loss)                         (0.12)       (0.22)     (0.08)         0     (0.04)     0.25
Net realized and
 unrealized gains on
 securities                      1.19         4.02       2.07       5.55      3.67      2.53
                             --------     --------   --------   --------   -------   -------
Total from investment
 operations                      1.07         3.80       1.99       5.55      3.63      2.78
                             --------     --------   --------   --------   -------   -------
Distributions to
 shareholders from
Net investment income               0            0      (0.01)         0         0         0
Net realized gains              (0.51)       (2.55)     (1.94)     (2.79)    (0.50)    (1.79)
                             --------     --------   --------   --------   -------   -------
Total distributions to
 shareholders                   (0.51)       (2.55)     (1.95)     (2.79)    (0.50)    (1.79)
                             --------     --------   --------   --------   -------   -------
Net asset value, end of
 period                      $  23.53     $  22.97   $  21.72   $  21.68   $ 18.92   $ 15.79
                             --------     --------   --------   --------   -------   -------
Total return*                    4.66%       19.08%      9.86%     33.88%    23.64%    19.26%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $214,688     $253,281   $196,751   $113,587   $68,213   $57,648
Ratios to average net
 assets
 Expenses**                      2.43%+       2.14%      2.09%      2.16%     2.18%     2.56%
 Net investment loss            (1.00%)+     (0.96%)    (0.70%)    (0.22%)   (0.24%)   (0.41%)
Portfolio turnover rate            42%          82%       104%        64%       98%      157%

                                Six Months Ended   Year Ended September 30,
                                March 31, 2000 # ----------------------------
                                  (Unaudited)       1999         1998 (b)
CLASS Y SHARES (a)
Net asset value, beginning of
 period                              $24.50      $      22.74   $      20.81
                                     ------      ------------   ------------
Income from investment
 operations
Net investment income                     0                 0           0.02
Net realized and unrealized
 gains on securities                   1.26              4.31           2.16
                                     ------      ------------   ------------
Total from investment
 operations                            1.26              4.31           2.18
                                     ------      ------------   ------------
Distributions to shareholders
 from
Net realized gains                    (0.51)            (2.55)         (0.25)
                                     ------      ------------   ------------
Total distributions to
 shareholders                         (0.51)            (2.55)         (0.25)
                                     ------      ------------   ------------
Net asset value, end of period       $25.25      $      24.50   $      22.74
                                     ------      ------------   ------------
Total return                           5.19%            20.57%         10.56%
Ratios and supplemental data
Net assets, end of period
 (thousands)                         $    9      $          1   $          1
Ratios to average net assets
 Expenses**                            1.57%+            1.13%          1.09%+
 Net investment income                 0.01%+            0.08%          0.38%+
Portfolio turnover rate                  42%               82%           104%

(a) Effective October 18, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Evergreen Capital Growth Fund. In addition, Class B shares of Mentor Capital Growth Portfolio were redesignated as Class C shares of Evergreen Capital Growth Fund.
(b) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended           Year Ended September 30,
                         March 31, 2000 # --------------------------------------------
                           (Unaudited)    1999 #   1998 #   1997 #    1996    1995 (a)
CLASS A SHARES
Net asset value,
 beginning of period          $24.24      $21.11   $22.96   $17.64   $15.55    $11.97
                              ------      ------   ------   ------   ------    ------
Income from investment
 operations
Net investment income
 (loss)                        (0.07)       0.02     0.06     0.11     0.12      0.01
Net realized and
 unrealized gains or
 losses on securities           4.58        3.22    (1.31)    5.71     2.61      3.57
                              ------      ------   ------   ------   ------    ------
Total from investment
 operations                     4.51        3.24    (1.25)    5.82     2.73      3.58
                              ------      ------   ------   ------   ------    ------
Distributions to
 shareholders from
Net investment income              0       (0.04)   (0.10)   (0.09)   (0.06)        0
Net realized gains             (1.08)      (0.07)   (0.50)   (0.41)   (0.58)        0
                              ------      ------   ------   ------   ------    ------
Total distributions to
 shareholders                  (1.08)      (0.11)   (0.60)   (0.50)   (0.64)        0
                              ------      ------   ------   ------   ------    ------
Net asset value, end of
 period                       $27.67      $24.24   $21.11   $22.96   $17.64    $15.55
                              ------      ------   ------   ------   ------    ------
Total return*                  18.86%      15.34%   (5.59%)  33.72%   18.07%    29.91%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $  197      $  180   $  183   $  161   $   87    $   29
Ratios to average net
 assets
 Expenses**                     1.40%+      1.39%    1.44%    1.40%    1.45%     1.70%+
 Net investment income
  (loss)                       (0.50%)+     0.06%    0.24%    0.58%    0.63%     0.13%+
Portfolio turnover rate           74%         35%       7%      12%      15%       19%

                         Six Months Ended          Year Ended September 30,
                         March 31, 2000 # --------------------------------------------
                           (Unaudited)    1999 #   1998 #   1997 #    1996    1995 (a)
CLASS B SHARES
Net asset value,
 beginning of period          $23.80      $20.82   $22.69   $17.49   $15.48    $11.97
                              ------      ------   ------   ------   ------    ------
Income from investment
 operations
Net investment loss            (0.16)      (0.17)   (0.12)   (0.03)   (0.03)    (0.02)
Net realized and
 unrealized gains or
 losses on securities           4.47        3.22    (1.25)    5.64     2.64      3.53
                              ------      ------   ------   ------   ------    ------
Total from investment
 operations                     4.31        3.05    (1.37)    5.61     2.61      3.51
                              ------      ------   ------   ------   ------    ------
Distributions to
 shareholders from
Net investment income              0           0        0        0    (0.02)        0
Net realized gains             (1.08)      (0.07)   (0.50)   (0.41)   (0.58)        0
                              ------      ------   ------   ------   ------    ------
Total distributions to
 shareholders                  (1.08)      (0.07)   (0.50)   (0.41)   (0.60)        0
                              ------      ------   ------   ------   ------    ------
Net asset value, end of
 period                       $27.03      $23.80   $20.82   $22.69   $17.49    $15.48
                              ------      ------   ------   ------   ------    ------
Total return*                  18.36%      14.65%   (6.18%)  32.69%   17.29%    29.32%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $  671      $  646   $  624   $  503   $  254    $   74
Ratios to average net
 assets
 Expenses**                     2.15%+      2.14%    2.19%    2.15%    2.18%     2.32%+
 Net investment loss           (1.24%)+    (0.70%)  (0.50%)  (0.16%)  (0.10%)   (0.48%)+
Portfolio turnover rate           74%         35%       7%      12%      15%       19%

(a) For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended          Year Ended September 30,
                         March 31, 2000 # --------------------------------------------
                           (Unaudited)    1999 #   1998 #   1997 #    1996    1995 (a)
CLASS C SHARES
Net asset value,
 beginning of period          $23.77      $20.79   $22.66   $17.47   $15.48    $11.97
                              ------      ------   ------   ------   ------    ------
Income from investment
 operations
Net investment income
 (loss)                        (0.16)      (0.16)   (0.11)   (0.04)       0     (0.01)
Net realized and
 unrealized gains or
 losses on securities           4.47        3.21    (1.26)    5.64     2.61      3.52
                              ------      ------   ------   ------   ------    ------
Total from investment
 operations                     4.31        3.05    (1.37)    5.60     2.61      3.51
                              ------      ------   ------   ------   ------    ------
Distributions to
 shareholders from
Net investment income              0           0        0        0    (0.04)        0
Net realized gains             (1.08)      (0.07)   (0.50)   (0.41)   (0.58)        0
                              ------      ------   ------   ------   ------    ------
Total distributions to
 shareholders                  (1.08)      (0.07)   (0.50)   (0.41)   (0.62)        0
                              ------      ------   ------   ------   ------    ------
Net asset value, end of
 period                       $27.00      $23.77   $20.79   $22.66   $17.47    $15.48
                              ------      ------   ------   ------   ------    ------
Total return*                  18.38%      14.67%   (6.19%)  32.67%   17.29%    29.32%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $   15      $   14   $   13   $    9   $    6    $    2
Ratios to average net
 assets
 Expenses**                     2.15%+      2.14%    2.19%    2.16%    2.14%     2.12%+
 Net investment income         (1.24%)+    (0.70%)  (0.50%)  (0.18%)  (0.07%)   (0.31%)+
Portfolio turnover rate           74%         35%       7%      12%      15%       19%


                         Six Months Ended          Year Ended September 30,
                         March 31, 2000 # --------------------------------------------
                           (Unaudited)    1999 #   1998 #   1997 #    1996      1995
CLASS Y SHARES
Net asset value,
 beginning of period          $24.48      $21.25   $23.07   $17.71   $15.59    $14.62
                              ------      ------   ------   ------   ------    ------
Income from investment
 operations
Net investment income
 (loss)                        (0.03)       0.07     0.12     0.16     0.24      0.10
Net realized and
 unrealized gains or
 losses on securities           4.61        3.28    (1.30)    5.73     2.55      3.10
                              ------      ------   ------   ------   ------    ------
Total from investment
 operations                     4.58        3.35    (1.18)    5.89     2.79      3.20
                              ------      ------   ------   ------   ------    ------
Distributions to
 shareholders from
Net investment income              0       (0.05)   (0.14)   (0.12)   (0.09)    (0.07)
Net realized gains             (1.08)      (0.07)   (0.50)   (0.41)   (0.58)    (2.16)
                              ------      ------   ------   ------   ------    ------
Total distributions to
 shareholders                  (1.08)      (0.12)   (0.64)   (0.53)   (0.67)    (2.23)
                              ------      ------   ------   ------   ------    ------
Net asset value, end of
 period                       $27.98      $24.48   $21.25   $23.07   $17.71    $15.59
                              ------      ------   ------   ------   ------    ------
Total return                   18.97%      15.79%   (5.25%)  34.08%   18.43%    26.79%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $1,174      $1,086   $1,028   $1,104   $  841    $  612
Ratios to average net
 assets
 Expenses**                     1.14%+      1.14%    1.18%    1.15%    1.15%     1.16%
 Interest expense                N/A         N/A      N/A      N/A      N/A      0.06%
 Net investment income
  (loss)                       (0.24%)+     0.30%    0.49%    0.80%    0.93%     0.53%
Portfolio turnover rate           74%         35%       7%      12%      15%       19%

(a) For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended             Year Ended September 30,
                         March 31, 2000 # -------------------------------------------------
                           (Unaudited)     1999      1998       1997      1996     1995 (a)
CLASS A SHARES (b)
Net asset value,
 beginning of period         $  15.99     $ 14.60   $ 19.94   $  18.47   $ 16.08   $ 13.37
                             --------     -------   -------   --------   -------   -------
Income from investment
 operations
Net investment loss             (0.09)      (0.12)    (0.12)     (0.17)    (0.10)    (0.01)
Net realized and
 unrealized gains or
 losses on securities            8.95        2.07     (4.03)      4.19      4.23      2.72
                             --------     -------   -------   --------   -------   -------
Total from investment
 operations                      8.86        1.95     (4.15)      4.02      4.13      2.71
                             --------     -------   -------   --------   -------   -------
Distributions to
 shareholders from
Net realized gains              (0.87)      (0.56)    (1.19)     (2.55)    (1.74)        0
                             --------     -------   -------   --------   -------   -------
Total distributions to
 shareholders                   (0.87)      (0.56)    (1.19)     (2.55)    (1.74)        0
                             --------     -------   -------   --------   -------   -------
Net asset value, end of
 period                      $  23.98     $ 15.99   $ 14.60   $  19.94   $ 18.47   $ 16.08
                             --------     -------   -------   --------   -------   -------
Total return*                   57.59%      13.90%   (22.08%)    25.81%    29.15%    20.27%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $113,290     $92,229   $77,720   $105,033   $40,272   $20,368
Ratios to average net
 assets
 Expenses**                      1.52%+      1.30%     1.26%      1.28%     1.28%     1.36%+
 Net investment loss            (0.96%)+    (0.71%)   (0.56%)    (0.67%)   (0.39%)   (0.65%)+
Portfolio turnover rate            82%        108%       88%        77%      105%       70%

                                                     Period Ended
                                                 March 31, 2000 # (c)
                                                     (Unaudited)
CLASS B SHARES (b)
Net asset value, beginning of period                    $14.62
                                                        ------
Income from investment operations
Net investment loss                                      (0.22)
Net realized and unrealized gains on securities           9.44
                                                        ------
Total from investment operations                          9.22
                                                        ------
Distributions to shareholders from
Net realized gains                                       (0.87)
                                                        ------
Total distributions to shareholders                      (0.87)
                                                        ------
Net asset value, end of period                          $22.97
                                                        ------
Total return*                                            14.89%
Ratios and supplemental data
Net assets, end of period (thousands)                   $2,163
Ratios to average net assets
 Expenses**                                               2.60%+
 Net investment loss                                     (1.93%)+
Portfolio turnover rate                                     82%

(a) For the period from June 5, 1995 (commencement of class operations) to September 30, 1995.
(b) Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Evergreen Growth Fund. In addition, Class B shares of Mentor Growth Portfolio were redesignated as Class C shares of Evergreen Growth Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to March 31, 2000.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended              Year Ended September 30,
                         March 31, 2000 # ----------------------------------------------------
                           (Unaudited)      1999       1998       1997       1996     1995 (b)
CLASS C SHARES (a)
Net asset value,
 beginning of period         $  15.39     $  14.18   $  19.53   $  18.29   $  16.05   $  12.15
                             --------     --------   --------   --------   --------   --------
Income from investment
 operations
Net investment loss             (0.16)       (0.25)     (0.23)     (0.22)     (0.17)     (0.13)
Net realized and
 unrealized gains or
 losses on securities            8.59         2.02      (3.93)      4.01       4.15       4.03
                             --------     --------   --------   --------   --------   --------
Total from investment
 operations                      8.43         1.77      (4.16)      3.79       3.98       3.90
                             --------     --------   --------   --------   --------   --------
Distributions to
 shareholders from
Net realized gains              (0.87)       (0.56)     (1.19)     (2.55)     (1.74)         0
                             --------     --------   --------   --------   --------   --------
Total distributions to
 shareholders                   (0.87)       (0.56)     (1.19)     (2.55)     (1.74)         0
                             --------     --------   --------   --------   --------   --------
Net asset value, end of
 period                      $  22.95     $  15.39   $  14.18   $  19.53   $  18.29   $  16.05
                             --------     --------   --------   --------   --------   --------
Total return*                   57.02%       13.01%    (22.62%)    24.66%     28.18%     32.10%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $443,829     $334,484   $383,188   $506,230   $371,578   $246,326
Ratios to average net
 assets
 Expenses**                      2.28%+       2.05%      2.01%      2.03%      2.03%      2.08%+
 Net investment loss            (1.72%)+     (1.45%)    (1.30%)    (1.42%)    (1.13%)    (1.20%)+
Portfolio turnover rate            82%         108%        88%        77%       105%        70%


                                                           Year Ended
                                         Period Ended     September 30,
                                       March 31, 2000 # -----------------
                                         (Unaudited)     1999    1998 (c)
CLASS Y SHARES (a)
Net asset value, beginning of period       $ 16.05      $ 14.63   $ 18.12
                                           -------      -------   -------
Income from investment operations
Net investment loss                          (0.08)       (0.07)    (0.02)
Net realized and unrealized gains or
 losses on securities                         9.02         2.05     (3.28)
                                           -------      -------   -------
Total from investment operations              8.94         1.98     (3.30)
                                           -------      -------   -------
Distributions to shareholders from
Net realized gains                           (0.87)       (0.56)    (0.19)
                                           -------      -------   -------
Total distributions to shareholders          (0.87)       (0.56)    (0.19)
                                           -------      -------   -------
Net asset value, end of period             $ 24.12      $ 16.05   $ 14.63
                                           -------      -------   -------
Total return                                 57.88%       14.08%    18.36%
Ratios and supplemental data
Net assets, end of period (thousands)      $87,229      $35,427   $25,353
Ratios to average net assets
 Expenses*                                    1.33%+       1.05%     1.01%+
 Net investment loss                         (0.79%)+     (0.47%)   (0.04%)+
Portfolio turnover rate                         82%         108%       88%

(a) Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Evergreen Growth Fund. In addition, Class B shares of Mentor Growth Portfolio were redesignated as Class C shares of Evergreen Growth Fund.
(b) For the nine months ended September 30, 1995. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1995.
(c) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                      Six Months Ended
                                      March 31, 2000 #      Period Ended
                                        (Unaudited)    September 30, 1999 (a)
CLASS A SHARES
Net asset value, beginning of period       $10.05              $10.00
                                           ------              ------
Income from investment operations
Net investment loss                         (0.03)              (0.05)
Net realized and unrealized gains on
 securities                                  3.24                0.10
                                           ------              ------
Total from investment operations             3.21                0.05
                                           ------              ------

Net asset value, end of period             $13.26              $10.05
                                           ------              ------
Total return*                               31.94%               0.50%
Ratios and supplemental data
Net assets, end of period (millions)       $  199              $  168
Ratios to average net assets
 Expenses**                                  1.68%+              1.72%+
 Net investment loss                        (0.83%)+            (0.70%)+
Portfolio turnover rate                        59%                 63%

                                      Six Months Ended
                                      March 31, 2000 #      Period Ended
                                        (Unaudited)    September 30, 1999 (a)
CLASS B SHARES
Net asset value, beginning of period       $10.01              $10.00
                                           ------              ------
Income from investment operations
Net investment loss                         (0.12)              (0.09)
Net realized and unrealized gains on
 securities                                  3.27                0.10
                                           ------              ------
Total from investment operations             3.15                0.01
                                           ------              ------

Net asset value, end of period             $13.16              $10.01
                                           ------              ------
Total return*                               31.47%               0.10%
Ratios and supplemental data
Net assets, end of period (millions)       $  116              $   83
Ratios to average net assets
 Expenses**                                  2.42%+              2.47%+
 Net investment loss                        (1.57%)+            (1.48%)+
Portfolio turnover rate                        59%                 63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                      Six Months Ended
                                      March 31, 2000 #      Period Ended
                                        (Unaudited)    September 30, 1999 (a)
CLASS C SHARES
Net asset value, beginning of period       $10.00              $10.00
                                           ------              ------
Income from investment operations
Net investment loss                         (0.11)              (0.09)
Net realized and unrealized gains on
 securities                                  3.25                0.09
                                           ------              ------
Total from investment operations             3.14                   0
                                           ------              ------

Net asset value, end of period             $13.14              $10.00
                                           ------              ------
Total return*                               31.40%               0.00%
Ratios and supplemental data
Net assets, end of period (millions)       $    7              $    5
Ratios to average net assets
 Expenses**                                  2.41%+              2.47%+
 Net investment loss                        (1.57%)+            (1.48%)+
Portfolio turnover rate                        59%                 63%

                                      Six Months Ended
                                      March 31, 2000 #      Period Ended
                                        (Unaudited)    September 30, 1999 (a)
CLASS Y SHARES
Net asset value, beginning of period       $10.07              $10.00
                                           ------              ------
Income from investment operations
Net investment loss                         (0.02)              (0.01)
Net realized and unrealized gains on
 securities                                  3.25                0.08
                                           ------              ------
Total from investment operations             3.23                0.07
                                           ------              ------

Net asset value, end of period             $13.30              $10.07
                                           ------              ------
Total return                                32.08%               0.70%
Ratios and supplemental data
Net assets, end of period (millions)       $    4              $    3
Ratios to average net assets
 Expenses**                                  1.42%+              1.50%+
 Net investment loss                        (0.57%)+            (0.43%)+
Portfolio turnover rate                        59%                 63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                                Year Ended
                         Six Months Ended    Year Ended September 30,           December 31,
                         March 31, 2000 # -------------------------------    -------------------
                           (Unaudited)     1999 #     1998 #    1997 (a)#      1996       1995
CLASS A SHARES
Net asset value,
 beginning of period         $  26.82     $  21.50   $  22.69   $  19.52     $  19.56   $  15.54
                             --------     --------   --------   --------     --------   --------
Income from investment
 operations
Net investment income
 (loss)                         (0.09)       (0.17)     (0.09)     (0.03)       (0.06)         0
Net realized and
 unrealized gains on
 securities                     14.75         8.10       1.03       4.05         2.15       5.58
                             --------     --------   --------   --------     --------   --------
Total from investment
 operations                     14.66         7.93       0.94       4.02         2.09       5.58
                             --------     --------   --------   --------     --------   --------
Distributions to
 shareholders from
Net realized gains              (0.99)       (2.61)     (2.13)     (0.85)       (2.13)     (1.56)
                             --------     --------   --------   --------     --------   --------
Total distributions to
 shareholders                   (0.99)       (2.61)     (2.13)     (0.85)       (2.13)     (1.56)
                             --------     --------   --------   --------     --------   --------
Net asset value, end of
 period                      $  40.49     $  26.82   $  21.50   $  22.69     $  19.52   $  19.56
                             --------     --------   --------   --------     --------   --------
Total return*                   55.83%       39.56%      4.43%     21.45%       11.31%     36.94%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $739,256     $371,361   $156,220   $162,847     $154,825   $135,079
Ratios to average net
 assets
 Expenses**                      1.14%+       1.30%      1.32%      1.32%+       1.33%      1.38%
 Net investment income
  (loss)                        (0.54%)+     (0.66%)    (0.38%)    (0.20%)+     (0.29%)     0.00%
Portfolio turnover rate            68%         120%       159%        76%         173%       159%

                                                                                Year Ended
                         Six Months Ended    Year Ended September 30,           December 31,
                         March 31, 2000 # -------------------------------    -------------------
                           (Unaudited)     1999 #     1998 #    1997 (a)#      1996       1995
CLASS B SHARES
Net asset value,
 beginning of period         $  24.99     $  20.32   $  21.71   $  18.83     $  19.10   $  15.34
                             --------     --------   --------   --------     --------   --------
Income from investment
 operations
Net investment loss             (0.21)       (0.34)     (0.25)     (0.15)       (0.17)     (0.09)
Net realized and
 unrealized gains on
 securities                     13.72         7.62       0.99       3.88         2.03       5.41
                             --------     --------   --------   --------     --------   --------
Total from investment
 operations                     13.51         7.28       0.74       3.73         1.86       5.32
                             --------     --------   --------   --------     --------   --------
Distributions to
 shareholders from
Net realized gains              (0.99)       (2.61)     (2.13)     (0.85)       (2.13)     (1.56)
                             --------     --------   --------   --------     --------   --------
Total distributions to
 shareholders                   (0.99)       (2.61)     (2.13)     (0.85)       (2.13)     (1.56)
                             --------     --------   --------   --------     --------   --------
Net asset value, end of
 period                      $  37.51     $  24.99   $  20.32   $  21.71     $  18.83   $  19.10
                             --------     --------   --------   --------     --------   --------
Total return*                   55.31%       38.57%      3.64%     20.68%       10.31%     35.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $981,956     $372,956   $114,068   $110,349      $89,921    $71,636
Ratios to average net
 assets
 Expenses**                      1.89%+       2.05%      2.10%      2.18%+       2.20%      2.29%
 Net investment loss            (1.30%)+     (1.41%)    (1.16%)    (1.06%)+     (1.15%)    (0.94%)
Portfolio turnover rate            68%         120%       159%        76%         173%       159%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                             Year Ended
                         Six Months Ended    Year Ended September 30,        December 31,
                         March 31, 2000 # -----------------------------   -----------------
                           (Unaudited)    1999 #    1998 #    1997 (a)#    1996      1995
CLASS C SHARES
Net asset value,
 beginning of period         $  25.05     $ 20.37   $ 21.74    $ 18.86    $ 19.13   $ 15.37
                             --------     -------   -------    -------    -------   -------
Income from investment
 operations
Net investment loss             (0.22)      (0.33)    (0.25)     (0.15)     (0.18)    (0.13)
Net realized and
 unrealized gains on
 securities                     13.75        7.62      1.01       3.88       2.04      5.45
                             --------     -------   -------    -------    -------   -------
Total from investment
 operations                     13.53        7.29      0.76       3.73       1.86      5.32
                             --------     -------   -------    -------    -------   -------
Distributions to
 shareholders from
Net realized gains              (0.99)      (2.61)    (2.13)     (0.85)     (2.13)    (1.56)
                             --------     -------   -------    -------    -------   -------
Total distributions to
 shareholders                   (0.99)      (2.61)    (2.13)     (0.85)     (2.13)    (1.56)
                             --------     -------   -------    -------    -------   -------
Net asset value, end of
 period                      $  37.59     $ 25.05   $ 20.37    $ 21.74    $ 18.86   $ 19.13
                             --------     -------   -------    -------    -------   -------
Total return*                   55.25%      38.52%     3.73%     20.65%     10.29%    35.62%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $130,643     $26,929   $13,752    $16,067    $17,628   $13,963
Ratios to average net
 assets
 Expenses**                      1.89%+      2.04%     2.11%      2.18%+     2.21%     2.30%
 Net investment loss            (1.30%)+    (1.40%)   (1.16%)    (1.05%)+   (1.17%)   (0.91%)
Portfolio turnover rate            68%        120%      159%        76%       173%      159%


                                  Six Months Ended   Year Ended September 30,
                                  March 31, 2000 # ---------------------------
                                    (Unaudited)    1999 #   1998 #   1997 (b)#
CLASS Y SHARES
Net asset value, beginning of
 period                               $ 26.96      $21.54   $22.68    $19.98
                                      -------      ------   ------    ------
Income from investment
 operations
Net investment loss                     (0.05)      (0.11)   (0.02)    (0.01)
Net realized and unrealized
 gains on securities                    14.85        8.14     1.01      3.56
                                      -------      ------   ------    ------
Total from investment operations        14.80        8.03     0.99      3.55
                                      -------      ------   ------    ------
Distributions to shareholders
 from
Net realized gains                      (0.99)      (2.61)   (2.13)    (0.85)
                                      -------      ------   ------    ------
Total distributions to
 shareholders                           (0.99)      (2.61)   (2.13)    (0.85)
                                      -------      ------   ------    ------
Net asset value, end of period        $ 40.77      $26.96   $21.54    $22.68
                                      -------      ------   ------    ------
Total return                            56.07%      39.99%    4.67%    18.60%
Ratios and supplemental data
Net assets, end of period
 (thousands)                          $15,728      $4,586   $  571    $    5
Ratios to average net assets
 Expenses**                              0.89%+      1.05%    1.11%     1.24%+
 Net investment loss                    (0.29%)+    (0.42%)  (0.09%)   (0.21%)+
Portfolio turnover rate                    68%        120%     159%       76%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                          Year Ended
                                      Six Months Ended   September 30,
                                      March 31, 2000 # -------------------
                                        (Unaudited)    1999 #   1998 (a) #
CLASS A SHARES
Net asset value, beginning of period       $ 6.47      $ 5.72     $ 7.75
                                           ------      ------     ------
Income from investment operations
Net investment loss                         (0.03)      (0.04)     (0.04)
Net realized and unrealized gains or
 losses on securities                        4.82        1.97      (1.99)
                                           ------      ------     ------
Total from investment operations             4.79        1.93      (2.03)
                                           ------      ------     ------
Distributions to shareholders from
Net realized gains                              0       (1.18)         0
                                           ------      ------     ------
Total distributions to shareholders             0       (1.18)         0
                                           ------      ------     ------
Net asset value, end of period             $11.26      $ 6.47     $ 5.72
                                           ------      ------     ------
Total return*                               74.03%      39.74%    (26.19%)
Ratios and supplemental data
Net assets, end of period (millions)       $1,225      $  712     $  589
Ratios to average net assets
 Expenses**                                  1.00%+      1.17%      1.15%+
 Net investment loss                        (0.57%)+    (0.63%)    (0.50%)+
Portfolio turnover rate                        94%        125%        97%

                                                                           Year Ended
                         Six Months Ended   Year Ended September 30,         May 31,
                         March 31, 2000 # ----------------------------  ---------------
                           (Unaudited)    1999 #   1998 #   1997 (b) #   1997     1996
CLASS B SHARES
Net asset value,
 beginning of period          $ 6.39      $ 5.69   $ 9.44     $ 8.44    $10.35   $ 8.62
                              ------      ------   ------     ------    ------   ------
Income from investment
 operations
Net investment loss            (0.06)      (0.07)   (0.07)     (0.04)    (0.11)   (0.13)
Net realized and
 unrealized gains or
 losses on securities           4.74        1.95    (2.90)      1.74     (0.78)    2.87
                              ------      ------   ------     ------    ------   ------
Total from investment
 operations                     4.68        1.88    (2.97)      1.70     (0.89)    2.74
                              ------      ------   ------     ------    ------   ------
Distributions to
 shareholders from
Net realized gains                 0       (1.18)   (0.78)     (0.70)    (1.02)   (1.01)
                              ------      ------   ------     ------    ------   ------
Total distributions to
 shareholders                      0       (1.18)   (0.78)     (0.70)    (1.02)   (1.01)
                              ------      ------   ------     ------    ------   ------
Net asset value, end of
 period                       $11.07      $ 6.39   $ 5.69     $ 9.44    $ 8.44   $10.35
                              ------      ------   ------     ------    ------   ------
Total return*                  73.24%      38.95%  (33.91%)    21.43%    (8.61%)  33.03%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $   86      $  107   $  200     $1,546    $1,407   $2,006
Ratios to average net
 assets
 Expenses**                     1.77%+      1.93%    1.36%      1.77%+    1.75%    1.73%
 Net investment loss           (1.31%)+    (1.35%)  (0.89%)    (1.43%)+  (1.32%)  (1.34%)
Portfolio turnover rate           94%        125%      97%        28%       48%      94%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the four months ended September 30, 1997. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                           Year Ended
                                      Six Months Ended    September 30,
                                      March 31, 2000 # -------------------
                                        (Unaudited)    1999 #   1998 (a) #
CLASS C SHARES
Net asset value, beginning of period       $ 6.39      $ 5.70    $  7.73
                                           ------      ------    -------
Income from investment operations
Net investment loss                         (0.06)      (0.07)     (0.10)
Net realized and unrealized gains or
 losses on securities                        4.74        1.94      (1.93)
                                           ------      ------    -------
Total from investment operations             4.68        1.87      (2.03)
                                           ------      ------    -------
Distributions to shareholders from
Net realized gains                              0       (1.18)         0
                                           ------      ------    -------
Total distributions to shareholders             0       (1.18)         0
                                           ------      ------    -------
Net asset value, end of period             $11.07      $ 6.39    $  5.70
                                           ------      ------    -------
Total return*                               73.24%      38.65%    (26.26%)
Ratios and supplemental data
Net assets, end of period (millions)       $    9      $    2    $     4
Ratios to average net assets
 Expenses**                                  1.75%+      1.93%      1.90%+
 Net investment loss                        (1.34%)+    (1.36%)    (1.32%)+
Portfolio turnover rate                        94%        125%        97%

                                                           Year Ended
                                      Six Months Ended    September 30,
                                      March 31, 2000 # -------------------
                                        (Unaudited)    1999 #   1998 (a) #
CLASS Y SHARES
Net asset value, beginning of period       $ 6.51      $ 5.74    $  7.73
                                           ------      ------    -------
Income from investment operations
Net investment loss                         (0.02)      (0.03)     (0.02)
Net realized and unrealized gains or
 losses on securities                        4.84        1.98      (1.97)
                                           ------      ------    -------
Total from investment operations             4.82        1.95      (1.99)
                                           ------      ------    -------
Distributions to shareholders from
Net realized gains                              0       (1.18)         0
                                           ------      ------    -------
Total distributions to shareholders             0       (1.18)         0
                                           ------      ------    -------
Net asset value, end of period             $11.33      $ 6.51    $  5.74
                                           ------      ------    -------
Total return                                74.04%      40.01%    (25.74%)
Ratios and supplemental data
Net assets, end of period (millions)       $    5      $    2    $     1
Ratios to average net assets
 Expenses**                                  0.76%+      0.92%      0.91%+
 Net investment loss                        (0.33%)+    (0.42%)    (0.33%)+
Portfolio turnover rate                        94%        125%        97%

(a) For the period from January 26, 1998 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                             Year Ended
                         Six Months Ended   September 30,            Year Ended June 30,
                         March 31, 2000 # ------------------    ------------------------------     Period Ended
                           (Unaudited)     1999     1998 (e)     1998      1997    1996 (b)(c) October 31, 1995 (a)
CLASS A SHARES
Net asset value,
 beginning of period         $ 20.06      $ 18.34   $ 22.43     $ 21.13   $ 17.28    $ 17.08          $15.00
                             -------      -------   -------     -------   -------    -------          ------
Income from investment
 operations
Net investment income
 (loss)                            0        (0.02)        0       (0.02)     0.07       0.12            0.18
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts          2.77         5.86     (4.09)       4.24      5.32       1.49            2.87
                             -------      -------   -------     -------   -------    -------          ------
Total from investment
 operations                     2.77         5.84     (4.09)       4.22      5.39       1.61            3.05
                             -------      -------   -------     -------   -------    -------          ------
Distributions to
 shareholders from
Net investment income              0        (0.01)        0           0     (0.07)     (0.11)          (0.17)
Net realized gains             (2.34)       (4.11)        0       (2.92)    (1.47)     (1.30)          (0.80)
                             -------      -------   -------     -------   -------    -------          ------
Total distributions to
 shareholders                  (2.34)       (4.12)        0       (2.92)    (1.54)     (1.41)          (0.97)
                             -------      -------   -------     -------   -------    -------          ------
Net asset value, end of
 period                      $ 20.49      $ 20.06   $ 18.34     $ 22.43   $ 21.13    $ 17.28          $17.08
                             -------      -------   -------     -------   -------    -------          ------
Total return*                  14.26%       35.15%   (18.23%)     21.54%    32.74%     19.11%          21.94%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $23,069      $20,930   $15,910     $20,509   $16,043    $11,178          $6,591
Ratios to average net
 assets
 Expenses**                     1.09%+       1.10%     1.18%+      1.25%     1.23%      1.22%+          1.34%
 Net investment income
  (loss)                       (0.16%)+     (0.16%)   (0.06%)+    (0.10%)    0.38%      0.89%+          1.23%
Portfolio turnover rate           76%          85%       28%         61%       79%       114%            119%

                         Six Months Ended   Year Ended September 30,
                         March 31, 2000 # -----------------------------      Year Ended
                           (Unaudited)       1999          1998 (d)       June 30, 1998 (e)
CLASS B SHARES
Net asset value,
 beginning of period          $19.77      $      18.23    $      22.33         $22.76 (f)
                              ------      ------------    ------------         ------
Income from investment
 operations
Net investment loss            (0.01)            (0.06)          (0.03)         (0.09)
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts          2.65              5.71           (4.07)          2.90
                              ------      ------------    ------------         ------
Total from investment
 operations                     2.64              5.65           (4.10)          2.81
                              ------      ------------    ------------         ------
Distributions to
 shareholders from
Net realized gains             (2.34)            (4.11)              0          (3.24)(f)
                              ------      ------------    ------------         ------
Total distributions to
 shareholders                  (2.34)            (4.11)              0          (3.24)
                              ------      ------------    ------------         ------
Net asset value, end of
 period                       $20.07      $      19.77    $      18.23         $22.33
                              ------      ------------    ------------         ------
Total return*                  13.77%            34.18%         (18.36%)        14.38%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $3,014      $      2,376    $        413         $  349
Ratios to average net
 assets
 Expenses**                     1.85%+            1.82%           1.94%+         2.00%+
 Net investment loss           (0.91%)+          (0.86%)         (0.76%)+       (0.85%)+
Portfolio turnover rate           76%               85%             28%            61%

(a) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(b) For the eight months ended June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time, the Retail Class Shares of the Fund were exchanged for Class A Shares.
(d) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(e) For the period from November 7, 1997 (commencement of class operations) to June 30, 1998.
(f) Amounts adjusted to reflect a reverse stock split which occurred on June 24, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                       March 31, 2000 #      Period Ended
                                         (Unaudited)    September 30, 1999 (e)
CLASS C SHARES
Net asset value, beginning of period        $20.02              $21.58
                                            ------              ------
Income from investment operations
Net investment loss                          (0.03)              (0.01)
Net realized and unrealized gains on
 securities and futures contracts             2.71               (1.55)
                                            ------              ------
Total from investment operations              2.68               (1.56)
                                            ------              ------
Distributions to shareholders from
Net investment income
Net realized gains                           (2.34)                  0
                                            ------              ------
Total distributions to shareholders          (2.34)                  0
                                            ------              ------
Net asset value, end of period              $20.36              $20.02
                                            ------              ------
Total return*                                13.80%              (7.23%)
Ratios and supplemental data
Net assets, end of period (thousands)       $  417              $   78
Ratios to average net assets
 Expenses**                                   1.86%+              1.87%+
 Net investment income                       (0.92%)+            (0.78%)+
Portfolio turnover rate                         76%                 85%

                                             Year Ended
                         Six Months Ended   September 30,           Year Ended June 30,         Institutional Class
                         March 31, 2000 # ------------------   -------------------------------       Year Ended
                           (Unaudited)      1999    1998 (d)     1998      1997    1996 (b)(c)  October 31, 1995 (a)
CLASS Y SHARES
Net asset value,
 beginning of period         $  20.11     $  18.35  $  22.43   $  21.11  $  17.26   $  17.07          $  15.00
                             --------     --------  --------   --------  --------   --------          --------
Income from investment
 operations
Net investment income            0.01         0.02      0.01       0.04      0.12       0.14              0.19
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts           2.78         5.87     (4.09)      4.24      5.32       1.49              2.87
                             --------     --------  --------   --------  --------   --------          --------
Total from investment
 operations                      2.79         5.89     (4.08)      4.28      5.44       1.63              3.06
                             --------     --------  --------   --------  --------   --------          --------
Distributions to
 shareholders from
Net investment income           (0.01)       (0.02)        0      (0.04)    (0.12)     (0.14)            (0.19)
Net realized gains              (2.34)       (4.11)        0      (2.92)    (1.47)     (1.30)            (0.80)
                             --------     --------  --------   --------  --------   --------          --------
Total distributions to
 shareholders                   (2.35)       (4.13)        0      (2.96)    (1.59)     (1.44)            (0.99)
                             --------     --------  --------   --------  --------   --------          --------
Net asset value, end of
 period                      $  20.55     $  20.11  $  18.35   $  22.43  $  21.11   $  17.26          $  17.07
                             --------     --------  --------   --------  --------   --------          --------
Total return                    14.40%       35.49%   (18.19%)    21.90%    33.10%     19.24%            22.00%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $451,300     $476,928  $424,992   $563,987  $515,015   $414,824          $378,352
Ratios to average net
 assets
 Expenses**                      0.85%+       0.85%     0.93%+     1.00%     0.98%      0.97%+            1.05%+
 Net investment income           0.09%        0.09%     0.19%+     0.15%     0.63%      1.15%+            1.44%+
Portfolio turnover rate            76%          85%       28%        61%       79%       114%              119%

(a) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(b) For the eight months ended June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time the Institutional Class Shares of the Fund were exchanged for Class Y Shares.
(d) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(e) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended    Year Ended September 30,
                                March 31, 2000 # -----------------------------
                                  (Unaudited)        1999 #         1998 (a) #
CLASS A SHARES
Net asset value, beginning of
 period                              $11.03          $ 9.67          $ 9.12
                                     ------          ------          ------
Income from investment
 operations
Net investment income (loss)          (0.02)          (0.03)           0.01
Net realized and unrealized
 gains on securities                   4.67            2.73            0.54
                                     ------          ------          ------
Total from investment
 operations                            4.65            2.70            0.55
                                     ------          ------          ------
Distributions to shareholders
 from
Net realized gains                    (1.80)          (1.34)              0
                                     ------          ------          ------
Total distributions to
 shareholders                         (1.80)          (1.34)              0
                                     ------          ------          ------
Net asset value, end of period       $13.88          $11.03          $ 9.67
                                     ------          ------          ------
Total return*                         46.22%          30.15%           6.03%
Ratios and supplemental data
Net assets, end of period
 (millions)                          $1,239          $  862          $  706
Ratios to average net assets
 Expenses**                            0.95%+          1.00%           1.10%+
 Net investment income (loss)         (0.34%)+        (0.29%)          0.08%+
Portfolio turnover rate                  74%            132%            141%

                         Six Months Ended   Year Ended September 30,   Year Ended October 31,
                         March 31, 2000 # ---------------------------- ----------------------
                           (Unaudited)    1999 #   1998 #   1997 (b) #     1996         1995
CLASS B SHARES
Net asset value,
 beginning of period          $10.89      $ 9.63   $10.61     $ 8.68      $ 8.05       $ 7.54
                              ------      ------   ------     ------      ------       ------
Income from investment
 operations
Net investment income
 (loss)                        (0.07)      (0.11)   (0.03)      0.01       (0.04)       (0.02)
Net realized and
 unrealized gains on
 securities                     4.59        2.71     0.39       2.96        1.04         1.13
                              ------      ------   ------     ------      ------       ------
Total from investment
 operations                     4.52        2.60     0.36       2.97        1.00         1.11
                              ------      ------   ------     ------      ------       ------
Distributions to
 shareholders from
Net investment income              0           0    (0.02)         0       (0.01)           0
Net realized gains             (1.80)      (1.34)   (1.32)     (1.04)      (0.36)       (0.60)
                              ------      ------   ------     ------      ------       ------
Total distributions to
 shareholders                  (1.80)      (1.34)   (1.34)     (1.04)      (0.37)       (0.60)
                              ------      ------   ------     ------      ------       ------
Net asset value, end of
 period                       $13.61      $10.89   $ 9.63     $10.61      $ 8.68       $ 8.05
                              ------      ------   ------     ------      ------       ------
Total return*                  45.57%      29.15%    3.87%     37.74%      12.95%       15.05%
Ratios and supplemental
 data
Net assets, end of
 period (millions)            $   89      $  103   $  130     $  920      $  497       $  492
Ratios to average net
 assets
 Expenses**                     1.71%+      1.75%    1.36%      1.19%+      1.91%        2.01%
 Net investment income
  (loss)                       (1.08%)+    (1.03%)  (0.26%)     0.12%+     (0.48%)      (0.25%)
Portfolio turnover rate           74%        132%     141%        71%        156%         140%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                            Year Ended
                                       Six Months Ended    September 30,
                                       March 31, 2000 # -------------------
                                         (Unaudited)    1999 #   1998 (a) #
CLASS C SHARES
Net asset value, beginning of period        $10.89      $ 9.63     $9.25
                                            ------      ------     -----
Income from investment operations
Net investment loss                          (0.06)      (0.12)    (0.07)
Net realized and unrealized gains on
 securities                                   4.60        2.72      0.45
                                            ------      ------     -----
Total from investment operations              4.54        2.60      0.38
                                            ------      ------     -----
Distributions to shareholders from
Net realized gains                           (1.80)      (1.34)        0
                                            ------      ------     -----
Total distributions to shareholders          (1.80)      (1.34)        0
                                            ------      ------     -----
Net asset value, end of period              $13.63      $10.89     $9.63
                                            ------      ------     -----
Total return*                                45.77%      29.15%     4.11%
Ratios and supplemental data
Net assets, end of period (thousands)       $5,425      $2,452     $ 453
Ratios to average net assets
 Expenses**                                   1.70%+      1.75%     1.84%+
 Net investment loss                         (1.09%)+    (1.08%)   (0.80%)+
Portfolio turnover rate                         74%        132%      141%

                                      Six Months Ended
                                      March 31, 2000 #       Period Ended
                                        (Unaudited)    September 30, 1999 (b) #
CLASS Y SHARES
Net asset value, beginning of period       $10.92               $11.28
                                           ------               ------
Income from investment operations
Net investment income (loss)                (0.01)                   0
Net realized and unrealized gains
 and losses on securities                    4.62                (0.36)
                                           ------               ------
Total from investment operations             4.61                (0.36)
                                           ------               ------
Distributions to shareholders from
Net realized gains                          (1.80)                   0
                                           ------               ------
Total distributions to shareholders         (1.80)                   0
                                           ------               ------
Net asset value, end of period             $13.73               $10.92
                                           ------               ------
Total return                                46.34%               (3.19%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                               $1,878               $  238
Ratios to average net assets
 Expenses**                                  0.69%+               0.75%+
 Net investment loss                        (0.11%)+             (0.10%)+
Portfolio turnover rate                        74%                 132%

(a) For the period from January 22, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment loss is based on average shares outstanding during the peri-od.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended   Year Ended September 30,
                                March 31, 2000 # ----------------------------
                                  (Unaudited)          1999 #        1998 (a)#
CLASS A SHARES
Net asset value, beginning of
 period                              $14.01            $10.65        $10.11
                                     ------            ------        ------
Income from investment
 operations
Net investment income (loss)          (0.02)            (0.03)            0
Net realized and unrealized
 gains on securities                   3.11              3.41          0.54
                                     ------            ------        ------
Total from investment
 operations                            3.09              3.38          0.54
                                     ------            ------        ------
Distributions to shareholders
 from
Net investment income                     0             (0.02)            0
                                     ------            ------        ------
Total distributions to
 shareholders                             0             (0.02)            0
                                     ------            ------        ------
Net asset value, end of period       $17.10            $14.01        $10.65
                                     ------            ------        ------
Total return*                         22.06%            31.69%         5.34%
Ratios and supplemental data
Net assets, end of period
 (thousands)                         $9,062            $5,055        $   10
Ratios to average net assets
 Expenses**                            1.62%+            1.58%         1.54%+
 Net investment income (loss)         (0.28%)+          (0.25%)        9.12%+
Portfolio turnover rate                  15%               90%            0%

                                       Six Months Ended
                                       March 31, 2000 #      Period Ended
                                         (unaudited)    September 30, 1999 (b)#
CLASS B SHARES
Net asset value, beginning of period       $ 13.94              $10.26
                                           -------              ------
Income from investment operations
Net investment loss                          (0.08)              (0.13)
Net realized and unrealized gains on
 securities                                   3.08                3.83
                                           -------              ------
Total from investment operations              3.00                3.70
                                           -------              ------
Distributions to shareholders from
Net investment income                            0               (0.02)
                                           -------              ------
Total distributions to shareholders              0               (0.02)
                                           -------              ------
Net asset value, end of period             $ 16.94              $13.94
                                           -------              ------
Total return*                                21.52%              36.01%
Ratios and supplemental data
Net assets, end of period (thousands)      $13,616              $7,882
Ratios to average net assets
 Expenses**                                   2.37%+              2.33%+
 Net investment loss                         (1.02%)+            (1.03%)+
Portfolio turnover rate                         15%                 90%

(a) For the period from September 4, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                       March 31, 2000 #      Period Ended
                                         (Unaudited)    September 30, 1999 (a)#
CLASS C SHARES
Net asset value, beginning of period        $13.96              $12.51
                                            ------              ------
Income from investment operations
Net investment loss                          (0.08)              (0.14)
Net realized and unrealized gains on
 securities                                   3.09                1.61
                                            ------              ------
Total from investment operations              3.01                1.47
                                            ------              ------
Distributions to shareholders from
Net investment income                            0               (0.02)
                                            ------              ------
Total distributions to shareholders              0               (0.02)
                                            ------              ------
Net asset value, end of period              $16.97              $13.96
                                            ------              ------
Total return*                                21.56%              11.71%
Ratios and supplemental data
Net assets, end of period (thousands)       $4,361              $2,162
Ratios to average net assets
 Expenses**                                   2.37%+              2.33%+
 Net investment loss                         (1.03%)+            (0.98%)+
Portfolio turnover rate                         15%                 90%

                                                           Year Ended
                                       Six Months Ended   September 30,
                                       March 31, 2000 # ------------------
                                         (Unaudited)    1999 #   1998 (b)#
CLASS Y SHARES
Net asset value, beginning of period        $14.08      $10.65    $10.00
                                            ------      ------    ------
Income from investment operations
Net investment income                            0           0         0
Net realized and unrealized gains on
 securities                                   3.12        3.45      0.65
                                            ------      ------    ------
Total from investment operations              3.12        3.45      0.65
                                            ------      ------    ------
Distributions to shareholders from
Net investment income                            0       (0.02)        0
                                            ------      ------    ------
Total distributions to shareholders              0       (0.02)        0
                                            ------      ------    ------
Net asset value, end of period              $17.20      $14.08    $10.65
                                            ------      ------    ------
Total return                                 22.16%      32.34%     6.50%
Ratios and supplemental data
Net assets, end of period (thousands)       $1,285      $2,454    $3,629
Ratios to average net assets
 Expenses**                                   1.38%+      1.32%     1.30%+
 Net investment income (loss)                (0.01)+     (0.01%)    8.87%+
Portfolio turnover rate                         15%         90%        0%

(a) For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.
(b) For the period from September 1, 1998 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income (loss) is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 94.7%
            Biotechnology - 2.9%
     16,300 * Alkermes, Inc......................................   $  1,507,750
     73,000 * Genzyme Transgenics Corp...........................      1,460,000
     65,000 * Ilex Oncology, Inc.................................      2,730,000
     45,000 * Immunex Corp.......................................      2,854,687
     15,000 * MedImmune, Inc.....................................      2,611,875
     40,800 * Neopharm, Inc......................................      1,020,000
     15,700 * Sequenom, Inc......................................        618,188
                                                                    ------------
                                                                      12,802,500
                                                                    ------------
            Communications Equipment - 10.9%
     45,000 * CIENA Corp.........................................      5,675,625
    260,000 * Cisco Systems, Inc.................................     20,101,250
    100,000 * Copper Mountain Networks, Inc......................      8,193,750
     70,000 Ericsson LM Telephone Co., Cl. B, ADR................      6,566,875
     18,000 * Finisar Corp.......................................      2,637,281
     25,000 * RF Micro Devices, Inc..............................      3,359,375
     17,700 * Sycamore Networks, Inc.............................      2,283,300
                                                                    ------------
                                                                      48,817,456
                                                                    ------------
            Computers & Peripherals - 6.4%
    115,000 * EMC Corp...........................................     14,375,000
    375,000 * Maxtor Corp........................................      4,851,563
    110,000 * NVIDIA Corp........................................      9,293,281
                                                                    ------------
                                                                      28,519,844
                                                                    ------------
            Diversified Financials - 3.6%
    155,300 Citigroup, Inc.......................................      9,211,231
    125,000 Schwab (Charles) & Co., Inc..........................      7,101,563
                                                                    ------------
                                                                      16,312,794
                                                                    ------------
            Diversified Telecommunication Services - 3.1%
     45,000 * Allegiance Telecom, Inc............................      3,628,125
    104,500 * AT&T Corp. Liberty Media Group, Cl. A..............      6,191,625
     59,000 Sonera Oyj, ADR......................................      3,916,125
                                                                    ------------
                                                                      13,735,875
                                                                    ------------
            Electronic Equipment & Instruments - 7.4%
     65,000 * Cree Research, Inc.................................      7,336,875
     72,000 * JDS Uniphase Corp..................................      8,680,500
     89,900 * Sandisk Corp.......................................     11,012,750
     90,000 * Sanmina Corp.......................................      6,080,625
                                                                    ------------
                                                                      33,110,750
                                                                    ------------
            Energy Equipment &
             Services - 7.4%
     70,000 * BJ Services Co., Inc...............................      5,171,250
    125,000 Diamond Offshore Drilling, Inc.......................      4,992,188
    180,000 ENSCO International, Inc.............................      6,502,500
    140,000 * Nabors Industries, Inc.............................      5,433,750
    250,000 * R&B Falcon Corp....................................      4,921,875
    100,000 * Weatherford International, Inc.....................      5,893,750
                                                                    ------------
                                                                      32,915,313
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Health Care Equipment &
             Supplies - 2.5%
     80,000 Medtronic, Inc.......................................   $  4,115,000
    105,200 * Osteotech, Inc.....................................      1,407,050
     58,200 PE Corp-PE Biosystems Group..........................      5,616,300
                                                                    ------------
                                                                      11,138,350
                                                                    ------------
            Health Care Providers &
             Services - 1.9%
    250,000 * Health Management Associates, Inc., Cl. A..........      3,562,500
     80,000 United Healthcare Corp...............................      4,770,000
                                                                    ------------
                                                                       8,332,500
                                                                    ------------
            Industrial Conglomerates - 1.5%
    135,000 Tyco International, Ltd..............................      6,733,125
                                                                    ------------
            Internet Software & Services - 2.7%
     90,000 * America Online, Inc................................      6,052,500
     45,000 * Broadvision, Inc...................................      2,019,375
      6,400 * Selectica, Inc.....................................        564,800
     20,000 * Yahoo!, Inc........................................      3,427,500
                                                                    ------------
                                                                      12,064,175
                                                                    ------------
            Media - 2.9%
    200,000 * Infinity Broadcasting Corp.........................      6,475,000
    110,000 Seagram Co., Ltd.....................................      6,545,000
                                                                    ------------
                                                                      13,020,000
                                                                    ------------
            Oil & Gas - 3.2%
    131,000 Apache Corp..........................................      6,517,250
    165,000 Devon Energy Corp....................................      8,012,813
                                                                    ------------
                                                                      14,530,063
                                                                    ------------
            Pharmaceuticals - 7.4%
    235,000 American Home Products Corp..........................     12,601,875
    125,000 ICN Pharmaceuticals, Inc.............................      3,406,250
    250,000 Pharmacia & Upjohn, Inc..............................     14,812,500
     61,800 * Watson Pharmaceuticals, Inc........................      2,452,687
                                                                    ------------
                                                                      33,273,312
                                                                    ------------
            Semiconductor Equipment & Products - 14.7%
     23,000 * Broadcom Corp......................................      5,586,125
     90,000 * Cymer, Inc.........................................      4,500,000
     28,100 * Cypress Semiconductor Corp.........................      1,385,681
    110,000 Intel Corp...........................................     14,513,125
     41,600 * Intersil Holding Corp..............................      2,150,200
     73,200 * LSI Logic Corp.....................................      5,316,150
     90,000 Micron Technology, Inc...............................     11,340,000
     45,000 * Photon Dynamics, Inc...............................      3,105,000
     30,000 * PMC-Sierra, Inc....................................      6,110,625
     70,000 * Teradyne, Inc......................................      5,757,500
     60,000 * Vitesse Semiconductor Corp.........................      5,775,000
                                                                    ------------
                                                                      65,539,406
                                                                    ------------

                                   EVERGREEN
                             Aggressive Growth Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
            Software - 11.8%
    100,000 * Documentum, Inc....................................   $  7,800,000
    100,000 * Entrust Technologies, Inc..........................      8,507,812
     20,000 * I2 Technologies, Inc...............................      2,442,500
     95,000 * Microsoft Corp.....................................     10,093,750
     50,000 * Oracle Systems Corp................................      3,903,125
    130,000 * Remedy Corp........................................      5,476,250
     40,000 * Siebel Systems, Inc................................      4,777,500
     75,000 * Veritas Software Corp..............................      9,825,000
                                                                    ------------
                                                                      52,825,937
                                                                    ------------
            Specialty Retail - 3.1%
    120,000 * Best Buy Co., Inc..................................     10,320,000
     57,500 Home Depot, Inc......................................      3,708,750
                                                                    ------------
                                                                      14,028,750
                                                                    ------------
            Wireless Telecommunications Services - 1.3%
     44,414 * Voicestream Wireless Corp..........................      5,721,078
                                                                    ------------
            Total Common Stocks
             (cost $275,592,368).................................   $423,421,228
                                                                    ------------

  Principal
   Amount                                                             Value

 REPURCHASE AGREEMENTS - 8.4%
 $37,330,000 State Street Bank & Trust Co., purchased 3/31/2000,
              6.05%, maturing 4/3/2000, maturity
              value $37,348,821
              (cost $37,330,000) (a)............................   $ 37,330,000
                                                                   ------------

             Total Investments -
              (cost $312,922,368)........................   103.1%  460,751,228
             Other Assets and Liabilities - net..........    (3.1)  (13,702,659)
                                                            -----  ------------
             Net Assets..................................   100.0% $447,048,569
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by: $2,430,000 FNMA, 6.00%, 9/24/2001; value including accrued interest $2,404,690. $36,335,000 FNMA, 5.94%, 9/4/2001; value including accrued interest $36,069,378.
* Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Capital Growth Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 97.3%
             Aerospace & Defense - 1.2%
      81,500 United Technologies Corp............................   $  5,149,781
                                                                    ------------
             Banks - 10.5%
     512,500 SouthTrust Corp.....................................     13,036,719
     556,940 Washington Mutual, Inc..............................     14,758,910
     446,500 Wells Fargo Co......................................     18,278,593
                                                                    ------------
                                                                      46,074,222
                                                                    ------------
             Building Products - 2.2%
     476,250 Masco Corp..........................................      9,763,125
                                                                    ------------
             Chemicals - 3.8%
     748,000 Sherwin Williams Co.................................     16,409,250
                                                                    ------------
             Commercial Services &
              Supplies - 11.2%
     364,000 Automatic Data Processing, Inc......................     17,563,000
     147,150 * Computer Sciences Corp............................     11,643,244
     447,600 First Data Corp.....................................     19,806,300
                                                                    ------------
                                                                      49,012,544
                                                                    ------------
             Computers & Peripherals - 2.9%
     109,000 International Business Machines Corp................     12,862,000
                                                                    ------------
             Diversified Financials - 7.5%
      91,800 American Express Co.................................     13,672,463
     337,800 Federal National Mortgage Assn......................     19,064,587
                                                                    ------------
                                                                      32,737,050
                                                                    ------------
             Diversified Telecommunication Services - 1.9%
     181,875 * MCI WorldCom, Inc.................................      8,241,211
                                                                    ------------
             Electric Utilities - 1.1%
      95,000 Duke Energy Corp....................................      4,987,500
                                                                    ------------
             Food & Drug Retailing - 7.2%
     373,500 Albertsons, Inc.....................................     11,578,500
     550,700 SYSCO Corp..........................................     19,653,106
                                                                    ------------
                                                                      31,231,606
                                                                    ------------
             Food Products - 1.1%
      98,000 Bestfoods...........................................      4,587,625
                                                                    ------------
             Health Care Providers &
              Services - 4.0%
     766,600 * Tenet Healthcare Corp.............................     17,631,800
                                                                    ------------
             Household Durables - 3.1%
     542,200 Newell Rubbermaid, Inc. (b).........................     13,453,338
                                                                    ------------
             Industrial Conglomerates - 9.0%
     273,000 Danaher Corp........................................     13,923,000
     507,300 Tyco International, Ltd.............................     25,301,588
                                                                    ------------
                                                                      39,224,588
                                                                    ------------
             Machinery - 2.7%
     211,000 Illinois Tool Works, Inc............................     11,657,750
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Media - 3.6%
     332,400 Interpublic Group of Companies, Inc.................   $ 15,705,900
                                                                    ------------
             Multiline Retail - 0.4%
      56,500 May Dept. Stores Co.................................      1,610,250
                                                                    ------------
             Personal Products - 3.1%
     244,400 Kimberly-Clark Corp.................................     13,686,400
                                                                    ------------
             Pharmaceuticals - 9.0%
     262,700 American Home Products Corp.........................     14,087,287
     151,930 Bristol-Myers Squibb Co.............................      8,773,958
     106,100 Johnson & Johnson...................................      7,433,631
     124,500 Pfizer, Inc.........................................      4,552,031
     124,500 Schering-Plough Corp................................      4,575,375
                                                                    ------------
                                                                      39,422,282
                                                                    ------------
             Road & Rail - 1.3%
     335,562 Werner Enterprises, Inc.............................      5,704,554
                                                                    ------------
             Semiconductor Equipment & Products - 4.5%
     150,510 Intel Corp..........................................     19,857,913
                                                                    ------------
             Software - 2.4%
     178,000 Computer Associates International, Inc..............     10,535,375
                                                                    ------------
             Tobacco - 3.6%
     747,340 Philip Morris Cos., Inc.............................     15,787,558
                                                                    ------------
             Total Common Stocks
              (cost $375,044,592)................................    425,333,622
                                                                    ------------

   Shares                                                              Value

 SHORT-TERM INVESTMENTS - 4.2%
             Mutual Fund Shares - 1.7%
   7,370,000 Navigator Prime Portfolio
              (cost $7,370,000) (c)..............................      7,370,000
                                                                    ------------

  Principal
   Amount                                                             Value

             Repurchase Agreement - 2.5%
  10,819,261 State Street Bank & Trust Co., purchased 3/31/2000,
              6.05%, maturing 4/3/2000, maturity
              value $10,824,716
              (cost $10,819,261) (a)............................     10,819,261
                                                                   ------------
             Total Short-Term Investments
              (cost $18,189,261)................................     18,189,261
                                                                   ------------

             Total Investments
              (cost $393,233,853)........................   101.5%  443,522,883
             Other Assets and
              Liabilities - net..........................    (1.5)   (6,548,482)
                                                            -----  ------------
             Net Assets..................................   100.0% $436,974,401
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by: $10,925,000 FNMA, 6.270%, 11/29/2001; value including accrued interest
    $11,042,393.
(b) All or a portion of this security is on loan.
(c) Represents investment in cash collateral received for securities on loan.
* Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - 99.8%
             Aerospace & Defense - 1.1%
      95,100 * General Motors Corp., Cl. H.....................   $   11,839,950
     165,300 United Technologies Corp. ........................       10,444,894
                                                                  --------------
                                                                      22,284,844
                                                                  --------------
             Auto Components - 0.2%
     289,500 Delphi Automotive Systems Corp....................        4,632,000
                                                                  --------------
             Banks - 3.1%
     783,910 BankAmerica Corp..................................       41,106,281
     296,000 FleetBoston Financial Corp........................       10,804,000
       7,050 M&T Bank Corp.....................................        3,147,825
      71,400 State Street Corp.................................        6,916,875
      57,100 U.S. Bancorp......................................        1,249,062
                                                                  --------------
                                                                      63,224,043
                                                                  --------------
             Beverages - 1.3%
     175,000 Anheuser Busch Companies, Inc. ...................       10,893,750
     443,100 Pepsico, Inc......................................       15,314,644
                                                                  --------------
                                                                      26,208,394
                                                                  --------------
             Biotechnology - 0.5%
     168,200 * Amgen, Inc. ....................................       10,323,275
                                                                  --------------
             Chemicals - 2.1%
      80,100 Dow Chemical Co. .................................        9,131,400
     512,500 DuPont (E.I.) De Nemours & Co.....................       27,098,437
     145,500 PPG Industries, Inc. .............................        7,611,469
                                                                  --------------
                                                                      43,841,306
                                                                  --------------
             Commercial Services &
              Supplies - 0.7%
     188,900 Automatic Data Processing, Inc....................        9,114,425
      78,000 * Mity Lite, Inc..................................        1,291,875
      55,800 Priceline.com, Inc................................        4,464,000
                                                                  --------------
                                                                      14,870,300
                                                                  --------------
             Communications Equipment - 12.0%
   1,348,600 * Cisco Systems, Inc..............................      104,263,637
      92,100 Corning, Inc......................................       17,867,400
     123,000 Ericsson LM Telephone Co., Cl. B, ADR.............       11,538,938
     150,000 Motorola, Inc.....................................       21,356,250
      98,800 Nokia Corp., ADR..................................       21,464,300
     368,300 Nortel Networks Corp..............................       46,405,800
     157,100 * Qualcomm, Inc...................................       23,456,994
                                                                  --------------
                                                                     246,353,319
                                                                  --------------
             Computers & Peripherals - 6.9%
     204,500 * EMC Corp. ......................................       25,562,500
     148,800 Hewlett-Packard Co................................       19,725,300
     294,400 International Business Machines Corp. ............       34,739,200
      43,800 * Network Appliance, Inc. ........................        3,624,450
     625,800 Sun Microsystems, Inc.............................       58,639,416
                                                                  --------------
                                                                     142,290,866
                                                                  --------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Diversified Financials - 10.1%
     128,300 American Express Co...............................   $   19,108,681
     172,100 Chase Manhattan Corp..............................       15,004,969
     601,200 Citigroup, Inc. ..................................       35,658,675
     162,800 Federal National Mortgage Assn. ..................        9,188,025
     670,580 General Electric Co...............................      104,065,634
     103,600 Morgan Stanley, Dean Witter & Co..................        8,449,875
     276,200 Schwab (Charles) & Co., Inc.......................       15,691,612
                                                                  --------------
                                                                     207,167,471
                                                                  --------------
             Diversified Telecommunication Services - 5.0%
     389,800 AT&T Corp. .......................................       21,926,250
     173,400 * Global Crossing, Ltd. ..........................        7,098,563
     200,600 GTE Corp..........................................       14,242,600
     480,900 * MCI WorldCom, Inc. .............................       21,790,781
     203,300 * Qwest Communications International, Inc.........        9,860,050
     311,300 Sprint Corp. .....................................       19,611,900
     106,600 U.S. West, Inc....................................        7,741,825
                                                                  --------------
                                                                     102,271,969
                                                                  --------------
             Electric Utilities - 0.3%
      77,300 Duke Energy Corp..................................        4,058,250
     122,500 Southern Co.......................................        2,664,375
                                                                  --------------
                                                                       6,722,625
                                                                  --------------
             Electrical Equipment - 0.1%
     100,600 * Genlyte Group, Inc. ............................        1,961,700
                                                                  --------------
             Electronic Equipment & Instruments - 0.8%
      58,800 * JDS Uniphase Corp...............................        7,089,075
     100,000 * Meade Instruments Corp..........................        6,900,000
      88,900 Measurement Specialties, Inc......................        2,250,281
                                                                  --------------
                                                                      16,239,356
                                                                  --------------
             Energy Equipment &
              Services - 2.1%
     432,400 Baker Hughes, Inc.................................       13,080,100
     105,200 Diamond Offshore Drilling, Inc....................        4,201,425
     106,200 Halliburton Co....................................        4,354,200
     209,100 Schlumberger, Ltd.................................       15,996,150
     109,300 Transocean Sedco Forex, Inc. .....................        5,608,456
                                                                  --------------
                                                                      43,240,331
                                                                  --------------
             Food & Drug Retailing - 0.4%
     125,400 CVS Corp. ........................................        4,710,338
     178,900 Walgreen Co. .....................................        4,606,675
                                                                  --------------
                                                                       9,317,013
                                                                  --------------
             Food Products - 0.3%
      93,800 Quaker Oats Co....................................        5,686,625
                                                                  --------------

                                   EVERGREEN
                                 Evergreen Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
             Gas Utilities - 1.2%
     236,600 Enron Corp........................................   $   17,715,425
     142,400 The Williams Companies, Inc. .....................        6,256,700
                                                                  --------------
                                                                      23,972,125
                                                                  --------------
             Health Care Equipment & Supplies - 2.1%
     128,300 Baxter International, Inc. .......................        8,042,806
     150,300 Biomet, Inc. .....................................        5,467,163
     109,000 * Guidant Corp....................................        6,410,562
     396,800 Medtronic, Inc....................................       20,410,400
      36,400 PE Corp-PE Biosystems Group.......................        3,512,600
                                                                  --------------
                                                                      43,843,531
                                                                  --------------
             Hotels Restaurants &
              Leisure - 0.8%
     439,500 McDonald's Corp...................................       16,508,719
                                                                  --------------
             Household Durables - 0.1%
     145,200 * Koala Corp......................................        1,932,975
                                                                  --------------
             Industrial Conglomerates - 2.3%
     304,320 Honeywell International, Inc......................       16,033,860
     147,400 Minnesota Mining & Manufacturing Co...............       13,054,112
     374,000 Tyco International, Ltd...........................       18,653,250
                                                                  --------------
                                                                      47,741,222
                                                                  --------------
             Insurance - 1.6%
     302,140 American International Group, Inc.................       33,084,330
                                                                  --------------
             Internet Software &
              Services - 1.7%
     265,700 * America Online, Inc.............................       17,868,325
      94,800 * Yahoo!, Inc. ...................................       16,246,350
                                                                  --------------
                                                                      34,114,675
                                                                  --------------
             Leisure Equipment &
              Products - 0.2%
      71,200 Eastman Kodak Co. ................................        3,867,050
                                                                  --------------
             Machinery - 0.4%
      39,600 Badger Meter, Inc. ...............................        1,435,500
     112,200 Illinois Tool Works, Inc. ........................        6,199,050
                                                                  --------------
                                                                       7,634,550
                                                                  --------------
             Media - 8.3%
     247,200 CBS Corp..........................................       13,997,700
     217,100 * Clear Channel Communications, Inc...............       14,993,469
     144,700 * Cox Communications, Inc., Cl. A.................        7,017,950
   1,026,700 Disney (Walt) Co. ................................       42,479,712
     181,700 * Echostar Communications Corp., Cl. A............       14,354,300
      93,600 Gannett Co., Inc..................................        6,587,100
      97,700 * MediaOne Group, Inc.............................        7,913,700
     166,700 Seagram Co., Ltd..................................        9,918,650
     473,100 Time Warner, Inc..................................       47,310,000
     127,000 * Viacom, Inc., Cl. B.............................        6,699,250
                                                                  --------------
                                                                     171,271,831
                                                                  --------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Metals & Mining - 0.4%
     126,600 Alcoa, Inc........................................   $    8,893,650
                                                                  --------------
             Multiline Retail - 3.0%
     213,400 * Costco Wholesale Corp...........................       11,216,837
     109,400 * Kohl's Corp.....................................       11,213,500
       8,660 Target Corp.......................................          647,335
     686,180 Wal-Mart Stores, Inc..............................       38,082,990
                                                                  --------------
                                                                      61,160,662
                                                                  --------------
             Oil & Gas - 6.9%
     152,000 Anadarko Petroleum Corp...........................        5,880,500
     110,100 Apache Corp.......................................        5,477,475
     158,300 Burlington Resources, Inc. .......................        5,857,100
     202,400 Chevron Corp......................................       18,709,350
     437,800 Conoco, Inc., Cl. B...............................       11,218,625
     760,039 Exxon Mobil Corp. ................................       59,140,535
     365,700 Royal Dutch Petroleum Co. ........................       21,050,606
     183,000 Texaco, Inc.......................................        9,813,375
     165,100 Unocal Corp. .....................................        4,911,725
                                                                  --------------
                                                                     142,059,291
                                                                  --------------
             Paper & Forest Products - 0.3%
     160,900 International Paper Co. ..........................        6,878,475
                                                                  --------------
             Personal Products - 0.2%
     122,600 Avon Products, Inc. ..............................        3,563,063
                                                                  --------------
             Pharmaceuticals - 5.5%
     240,000 Abbott Laboratories...............................        8,445,000
     420,200 American Home Products Corp.......................       22,533,225
     233,500 Bristol-Myers Squibb Co. .........................       13,484,625
     222,300 Merck & Co., Inc..................................       13,810,387
     628,600 Pfizer, Inc. .....................................       22,983,187
     184,970 Pharmacia & Upjohn, Inc...........................       10,959,473
     217,500 Warner-Lambert Co. ...............................       21,206,250
                                                                  --------------
                                                                     113,422,147
                                                                  --------------
             Semiconductor Equipment & Products - 7.9%
     195,200 * Applied Materials, Inc..........................       18,397,600
     674,800 Intel Corp. ......................................       89,031,425
     131,700 * LSI Logic Corp..................................        9,564,712
      90,100 * Micron Technology, Inc. ........................       11,352,600
     111,300 * Teradyne, Inc. .................................        9,154,425
     160,000 Texas Instruments, Inc............................       25,600,000
                                                                  --------------
                                                                     163,100,762
                                                                  --------------
             Software - 7.2%
     939,000 * Microsoft Corp..................................       99,768,750
     631,200 * Oracle Systems Corp.............................       49,273,050
                                                                  --------------
                                                                     149,041,800
                                                                  --------------
             Specialty Retail - 0.9%
      20,000 CPI Corp. ........................................          466,250
     275,650 Home Depot, Inc...................................       17,779,425
                                                                  --------------
                                                                      18,245,675
                                                                  --------------

                                   EVERGREEN
                                 Evergreen Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
             Wireless Telecommunications Services - 1.8%
     143,500 * Nextel Communications, Inc., Cl. A..............   $   21,273,875
     245,800 * Sprint Corp. (PCS Group), Ser. 1................       16,053,813
                                                                  --------------
                                                                      37,327,688
                                                                  --------------
             Total Common Stocks
              (cost $1,518,506,007)............................   $2,054,299,658
                                                                  --------------

  Principal
   Amount                                                           Value

 REPURCHASE AGREEMENTS - 1.1%
 $21,644,000 State Street Bank & Trust Co., 6.05%, purchased
              3/31/2000, maturing 4/3/2000,
              maturity value $21,654,912 (cost $21,644,000)
              (a)............................................   $   21,644,000
                                                                --------------

             Total Investments -
              (cost $1,540,150,007)....................   100.9%  2,075,943,658
             Other Assets and Liabilities - net........    (0.9)    (18,052,239)
                                                          -----  --------------
             Net Assets................................   100.0% $2,057,891,419
                                                          =====  ==============

(a) The repurchase agreement is fully collateralized by: $22,325,000 FNMA, 6.000%, 9/24/2001; value including accrued interest $22,092,592.
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Growth Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 96.9%
             Air Freight & Couriers - 1.4%
      63,600 CH Robinson Worldwide...............................   $  2,369,100
     195,550 Circle International Group, Inc.....................      5,084,300
      45,650 Expeditors International of Washington, Inc.........      1,814,588
                                                                    ------------
                                                                       9,267,988
                                                                    ------------
             Airlines - 1.2%
      22,850 * Atlantic Coast Airlines Holdings..................        591,244
     152,075 Mesaba Holdings, Inc................................      1,739,358
     131,450 * Skywest, Inc......................................      5,142,981
                                                                    ------------
                                                                       7,473,583
                                                                    ------------
             Banks - 1.1%
      92,662 Commerce Bancorp, Inc...............................      3,428,494
     209,234 National Commerce Bancorp...........................      3,870,829
                                                                    ------------
                                                                       7,299,323
                                                                    ------------
             Biotechnology - 1.9%
      10,000 * Affymetrix, Inc. (b)..............................      1,484,375
      23,300 * Alkermes, Inc. (b)................................      2,155,250
      28,100 * Cephalon, Inc. (b)................................      1,053,750
      37,800 * Enzon, Inc........................................      1,424,588
      24,200 Genome Therapeutics Corp............................        570,213
      21,200 * Human Genome Sciences, Inc. (b)...................      1,760,925
      15,850 * Incyte Pharmaceuticals, Inc.......................      1,385,884
      17,300 * Millennium Pharmaceuticals, Inc...................      2,246,837
                                                                    ------------
                                                                      12,081,822
                                                                    ------------
             Commercial Services &
              Supplies - 11.9%
     175,500 * Acxiom Corp. (b)..................................      5,835,375
     138,274 * Concord EFS, Inc..................................      3,171,660
     435,200 * Copart, Inc. .....................................      7,616,000
     128,100 * CSG Systems International, Inc....................      6,252,881
      87,600 * CTC Communications Group, Inc.....................      3,733,950
     269,425 * Dendrite International, Inc.......................      5,641,086
      34,800 Factset Research Systems, Inc.......................        941,775
      59,300 * Forrester Research, Inc...........................      3,217,025
      87,150 * Hall Kinion & Associates, Inc. (b)................      2,097,047
     169,600 * Heidrick & Struggles International, Inc...........      6,805,200
      64,750 * IXL Enterprises, Inc. (b).........................      1,813,000
     123,000 * Management Network Group, Inc. (b)................      3,313,313
     135,600 * Manhattan Assocs, Inc.............................      4,644,300
     246,850 * Meta Group Inc....................................      6,433,528
     304,950 * Newgen Results Corp...............................      4,650,487
     122,172 * Nova Corp.........................................      3,558,259
     150,950 * Prosoft Training.com..............................      3,405,809
     136,350 The Intercept Group Inc.............................      3,511,013
                                                                    ------------
                                                                      76,641,708
                                                                    ------------
             Communications Equipment - 7.1%
     106,700 * Advanced Fibre Communications, Inc................      6,688,756
      42,000 * Alteon Websystems, Inc. (b).......................      3,444,000

   Shares                                                              Value

 COMMON STOCKS - continued
             Communications
              Equipment - continued
      21,100 * Brocade Communications Systems, Inc...............   $  3,783,494
     194,350 Commscope, Inc......................................      8,867,219
     188,150 * Digital Microwave Corp............................      6,373,581
      37,550 * Extreme Networks, Inc. (b)........................      2,966,450
      15,150 * Harmonic Lightwaves, Inc. (b).....................      1,261,237
      83,950 * Polycom, Inc......................................      6,647,791
      38,900 * Powerwave Technologies, Inc.......................      4,862,500
      19,250 * Radvision Ltd.....................................      1,008,219
                                                                    ------------
                                                                      45,903,247
                                                                    ------------
             Computers & Peripherals - 1.1%
     203,650 * Corsair Communications, Inc.......................      3,894,806
      23,300 * QLogic Corp.......................................      3,157,150
          25 * Radisys Corp. (b).................................          1,503
                                                                    ------------
                                                                       7,053,459
                                                                    ------------
             Construction &
              Engineering - 1.2%
     152,450 * Dycom Industries, Inc. (b)........................      7,431,938
                                                                    ------------
             Distributors - 3.8%
      86,750 * Black Box Corp. (b)...............................      6,006,082
     232,950 * Kent Electronics Corp.............................      6,799,228
     334,800 * Metron Tech.......................................      7,030,800
     152,625 * SCP Pool Corp.....................................      4,674,141
                                                                    ------------
                                                                      24,510,251
                                                                    ------------
             Diversified Financials - 2.3%
     180,450 * Hanover Compressor Co. (b)........................     10,263,094
     227,150 * RentWay, Inc. (b).................................      4,429,425
                                                                    ------------
                                                                      14,692,519
                                                                    ------------
             Diversified Telecommunication Services - 5.2%
      74,200 * Choice One Communications, Inc....................      2,634,100
      15,150 * Clarent Corp......................................      1,366,341
      24,350 * Efficient Networks, Inc. (b)......................      3,792,513
      55,300 * Intermedia Communications, Inc. (b)...............      2,671,681
     147,650 * ITC DeltaCom, Inc. (b)............................      5,260,031
      86,050 * Microcell Telecommunications......................      3,818,469
      49,300 * Pinnacle Holdings, Inc............................      2,723,825
      90,200 * Primus Telecomm Group, Inc. (b)...................      4,662,212
      87,550 * Time Warner Telecom, Inc. (b).....................      6,960,225
                                                                    ------------
                                                                      33,889,397
                                                                    ------------
             Electrical Equipment - 2.0%
     121,850 C&D Technologies....................................      7,189,150
      91,150 * Power One, Inc....................................      5,503,181
                                                                    ------------
                                                                      12,692,331
                                                                    ------------
             Electronic Equipment & Instruments - 9.2%
     233,250 * Benchmark Electronics, Inc. (b)...................      8,630,250
     140,100 * Burr-Brown Corp...................................      7,617,937
      64,050 * Kemet Corp........................................      4,051,163

                                   EVERGREEN
                                  Growth Fund
                       Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Electronic Equipment & Instruments - continued
      80,400 Methode Electronics, Inc............................   $  4,060,200
      68,400 * Mettler Toledo International, Inc.................      2,800,125
     181,900 * Oak Technology (b)................................      3,501,575
     261,400 * Parlex Corp.......................................      7,972,700
      41,050 * Sandisk Corp......................................      5,028,625
     380,150 Sensormatic Electronics Corp. (b)...................      8,529,616
     212,000 * Sipex Corp........................................      7,486,250
                                                                    ------------
                                                                      59,678,441
                                                                    ------------
             Energy Equipment &
              Services - 4.5%
     269,700 * Core Laboratories, NV.............................      7,838,156
     227,350 * Global Industries, Ltd............................      3,324,994
     293,200 * Gulf Islands Fabrication, Inc.....................      4,288,050
     180,800 * Precision Drilling Corp...........................      6,034,200
     335,850 * Pride International, Inc. (b).....................      7,661,578
                                                                    ------------
                                                                      29,146,978
                                                                    ------------
             Food Products - 0.5%
     227,550 * NBTY, Inc.........................................      3,114,591
                                                                    ------------
             Health Care Equipment & Supplies - 2.3%
      45,400 * Biomatrix, Inc. (b)...............................      1,157,700
      88,700 Cooper Companies Inc................................      2,855,031
      35,200 * Cytyc Corp........................................      1,698,400
     113,600 * Endocare, Inc.....................................      2,172,600
      28,000 * Molecular Devices Corp............................      2,149,000
      19,200 * Resmed, Inc. (b)..................................      1,370,400
      72,250 * Zoll Med Corp.....................................      3,702,813
                                                                    ------------
                                                                      15,105,944
                                                                    ------------
             Health Care Providers &
              Services - 5.5%
       5,600 * Accredo Health, Inc. (b)..........................        185,500
     182,850 Bindley Western Industries, Inc.....................      2,479,903
     226,100 * Brookdale Living Communities, Inc.................      2,501,231
     158,750 Hooper Holmes, Inc..................................      5,447,109
     112,700 * Lincare Holdings, Inc.............................      3,197,863
     260,300 * Orthodontic Centers America, Inc. (b).............      4,880,625
      62,700 * Priority Healthcare Corp., Cl. B..................      3,150,675
     184,650 * Province Healthcare Co............................      5,285,606
      18,800 * Trizetto Group, Inc. (b)..........................        654,475
      94,900 Universal Health Services, Inc. Cl. B...............      4,650,100
      60,400 * Visual Networks, Inc..............................      3,427,700
                                                                    ------------
                                                                      35,860,787
                                                                    ------------
             Hotels Restaurants &
              Leisure - 0.6%
     211,850 Ruby Tuesday, Inc...................................      3,707,375
                                                                    ------------
             Insurance - 0.7%
      29,510 * Markel Corp. (b)..................................      4,293,705
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Internet Software &
              Services - 0.6%
      76,550 * Accrue Software, Inc. (b).........................   $  3,505,751
      22,800 Firstworld Communications, Inc. (b).................        464,550
                                                                    ------------
                                                                       3,970,301
                                                                    ------------
             Leisure Equipment &
              Products - 0.6%
     183,174 * Jakks Pacific, Inc................................      3,949,689
                                                                    ------------
             Machinery - 2.6%
     256,250 * Maverick Tube Corp................................      8,312,109
     238,050 * Shaw Group, Inc...................................      8,391,263
                                                                    ------------
                                                                      16,703,372
                                                                    ------------
             Media - 3.2%
      64,200 * Acme Communications, Inc..........................      1,468,575
      55,900 * Cox Radio, Inc. Cl. A.............................      4,695,600
     198,250 * Imax Corp. (b)....................................      4,274,766
      42,700 * Netratings, Inc...................................      1,064,831
      50,000 * Radio One, Inc....................................      3,331,250
      90,900 * SFX Entertainment, Inc. (b).......................      3,709,856
     122,100 * World Wrestling Federation Entertainment, Inc.....      2,165,367
                                                                    ------------
                                                                      20,710,245
                                                                    ------------
             Multiline Retail - 1.6%
      92,225 * Dollar Tree Stores, Inc. (b)......................      4,807,228
     276,750 Family Dollar Stores, Inc...........................      5,759,859
                                                                    ------------
                                                                      10,567,087
                                                                    ------------
             Office Electronics - 0.6%
      72,250 * Manugistics Group, Inc............................      3,630,563
                                                                    ------------
             Oil & Gas - 0.5%
      98,550 * Louis Dreyfus Natural Gas Corp....................      3,350,700
                                                                    ------------
             Pharmaceuticals - 2.0%
      33,000 Biotech Holders Trust (b)...........................      5,593,500
      59,625 * King Pharmaceuticals, Inc. (b)....................      1,878,187
     132,700 * Medicis Pharmaceutical Corp.......................      5,308,000
                                                                    ------------
                                                                      12,779,687
                                                                    ------------
             Road & Rail - 0.8%
     217,750 * Forward Air Corp..................................      5,157,953
                                                                    ------------
             Semiconductor Equipment & Products - 12.3%
     171,100 * Actel Corp........................................      6,106,131
      54,350 Alpha Industries, Inc...............................      5,163,250
      19,600 * Applied Micro Circuits Corp.......................      2,941,225
      81,800 * Asyst Technologies, Inc...........................      4,785,300
     137,000 * Atmel Corp........................................      7,072,625
     174,950 * ATMI, Inc.........................................      8,353,862
     343,100 * Cerprobe Corp.....................................      5,125,056
     128,950 Cohu Inc............................................      5,375,603
     106,350 * Cypress Semiconductor Corp........................      5,244,384
      29,850 * Elantec Semiconductor, Inc........................      2,195,841
      47,950 * Exar Corp.........................................      3,431,422
      45,400 * Hi/Fn, Inc. (b)...................................      2,953,838

                                   EVERGREEN
                                  Growth Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Semiconductor Equipment & Products - continued
     162,150 * International Rectifier Corp......................   $  6,181,969
      46,050 * Micrel, Inc.......................................      4,420,800
      92,250 * MKS Instruments, Inc..............................      4,658,625
      65,800 * PRI Automation, Inc. (b)..........................      4,022,025
      53,000 * Therma-Wave, Inc..................................      1,802,000
                                                                    ------------
                                                                      79,833,956
                                                                    ------------
             Software - 6.3%
      31,900 * Aspect Development, Inc...........................      2,053,563
      58,650 * Datastream Systems, Inc. (b)......................      1,700,850
     242,800 * Edwards (J.D.) & Co. (b)..........................      7,906,175
     170,300 Moldflow Corp. (b)..................................      2,884,456
     377,150 * Network Associates, Inc...........................     12,163,087
      52,200 * New Era of Networks, Inc. (b).....................      2,048,850
     172,500 * Novadigm, Inc.....................................      2,803,125
      77,900 * Packeteer, Inc. (b)...............................      2,726,500
     124,100 * Remedy Corp.......................................      5,227,713
     119,900 * Telemate Net Software, Inc........................      1,438,800
                                                                    ------------
                                                                      40,953,119
                                                                    ------------
             Specialty Retail - 1.3%
      75,300 * Linens 'n Things, Inc.............................      2,579,025
     194,050 * Men's Wearhouse, Inc..............................      5,748,731
                                                                    ------------
                                                                       8,327,756
                                                                    ------------
             Transportation
              Infrastructure - 0.3%
     122,750 * Carey International, Inc..........................      2,086,750
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Wireless Telecommunications Services - 0.7%
      42,100 * Airgate PCS, Inc.................................   $  4,441,550
                                                                   ------------
             Total Common Stocks
              (cost $440,857,072)...............................    626,308,115
                                                                   ------------
 SHORT-TERM INVESTMENTS - 17.1%
             Mutual Fund Shares - 14.0%
  90,748,384 Navigator Prime Portfolio
              (cost $90,748,384) (c)............................     90,748,384
                                                                   ------------
  Principal
   Amount                                                             Value

             Repurchase Agreement - 3.1%
  20,166,994 State Street Bank & Trust Co. 6.05%, purchased
              3/31/2000, maturing 4/3/2000, maturity value
              $20,177,162
              (cost $20,166,994) (a)............................     20,166,994
                                                                   ------------
             Total Short-Term Investments
              (cost $110,915,378)...............................    110,915,378
                                                                   ------------

             Total Investments
              (cost $551,772,450)........................   114.0%  737,223,493
             Other Assets and
              Liabilities - net..........................   (14.0)  (90,712,723)
                                                            -----  ------------
             Net Assets..................................   100.0% $646,510,770
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by: $20,895,000 FNMA, 6.00%, 6/29/2000; value including accrued interest $20,581,295.
(b) All or a portion of this security is on loan.
(c) Represents investment in cash collateral received for securities on loan.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 98.1%
            Aerospace & Defense - 0.3%
     18,300 Boeing Co............................................   $    694,256
      3,000 General Dynamics Corp................................        149,250
        700 Northrop Grumman Corp................................         37,056
        300 Perkinelmer, Inc.....................................         19,950
        600 United Technologies Corp.............................         37,913
                                                                    ------------
                                                                         938,425
                                                                    ------------
            Airlines - 0.7%
      3,000 * Alaska Air Group, Inc..............................         90,187
      3,000 * Continental Airlines, Inc., Cl. B..................        122,625
      1,600 Delta Air Lines, Inc.................................         85,200
        300 Northwest Airlines Corp., Cl. A......................          6,788
     50,000 * Skywest, Inc.......................................      1,956,250
                                                                    ------------
                                                                       2,261,050
                                                                    ------------
            Auto Components - 0.2%
      2,400 Arvin Industries, Inc................................         54,300
        200 * Canandaigua Wine Co., Inc..........................         10,200
      1,000 Cooper Tire & Rubber Co..............................         12,563
      5,900 Delphi Automotive Systems Corp.......................         94,400
      1,600 Eaton Corp...........................................        124,800
        800 Johnson Controls, Inc................................         43,250
      1,700 Meritor Automotive, Inc..............................         26,881
      1,000 SPX Corp. ...........................................        113,937
        700 TRW, Inc.............................................         40,950
                                                                    ------------
                                                                         521,281
                                                                    ------------
            Automobiles - 0.1%
      3,800 General Motors Corp. ................................        314,687
        900 Harley-Davidson, Inc. ...............................         71,438
                                                                    ------------
                                                                         386,125
                                                                    ------------
            Banks - 2.8%
     11,970 Associated Banc Corp. ...............................        357,604
     29,600 Charter One Financial, Inc. .........................        621,600
      2,200 Chase Manhattan Corp. ...............................        191,812
      1,000 Dime Bancorp, Inc. ..................................         18,500
      9,700 Fifth Third Bancorp..................................        611,100
     27,500 First Security Corp. ................................        330,000
     24,300 Firstar Corp. .......................................        557,381
     53,298 FleetBoston Financial Corp. .........................      1,945,377
      6,600 * Golden St. Bancorp, Inc. ..........................         98,588
      1,000 Golden West Financial Corp. .........................         31,188
      2,600 Greenpoint Financial Corp. ..........................         51,025
     55,000 Huntington Bancshares, Inc. .........................      1,230,625
     10,000 KeyCorp..............................................        190,000
      1,530 M&T Bank Corp. ......................................        683,145
      7,200 Marshall & Ilsley Corp. .............................        415,800
      1,100 Mellon Financial Corp. ..............................         32,450
     20,190 North Fork Bancorp, Inc. ............................        360,896
      3,200 Northern Trust Corp. ................................        216,200
      1,760 Old Kent Financial Corp. ............................         56,870
      2,900 PNC Bank Corp. ......................................        130,681
     18,900 SouthTrust Corp. ....................................        480,769
        700 Wachovia Corp. ......................................         47,294

   Shares                                                              Value

 COMMON STOCKS - continued
            Banks - continued
      2,090 Washington Federal, Inc. ............................   $     39,841
      1,700 Webster Financial Corp. .............................         39,100
      5,600 Wells Fargo Co. .....................................        229,250
      4,500 Zions Bancorp........................................        187,312
                                                                    ------------
                                                                       9,154,408
                                                                    ------------
            Beverages - 0.2%
      9,700 Anheuser Busch Companies, Inc. ......................        603,825
      1,000 Coors Adolph Co., Cl. B..............................         47,813
                                                                    ------------
                                                                         651,638
                                                                    ------------
            Biotechnology - 1.9%
     23,600 * Amgen, Inc. .......................................      1,448,450
      2,200 * Biogen, Inc. ......................................        153,725
     27,700 Chiron Corp. ........................................      1,381,538
      3,200 Genetech, Inc. ......................................        486,400
     77,800 * Idexx Laboratories, Inc. ..........................      1,813,712
      9,900 * Immunex Corp. .....................................        628,031
      1,000 * MedImmune, Inc. ...................................        174,125
      2,000 * Millennium Pharmaceuticals, Inc. ..................        259,750
                                                                    ------------
                                                                       6,345,731
                                                                    ------------
            Building Products - 0.0%
      3,600 * American Standard Companies, Inc. .................        133,200
        800 Masco Corp. .........................................         16,400
        600 York International Corp. ............................         14,025
                                                                    ------------
                                                                         163,625
                                                                    ------------
            Chemicals - 0.9%
      1,700 Dexter Corp. ........................................         90,100
      3,300 Dow Chemical Co. ....................................        376,200
     13,200 DuPont (E.I.) De Nemours & Co. ......................        697,950
        500 Ecolab, Inc. ........................................         18,344
        800 Engelhard Corp. .....................................         12,100
        400 PPG Industries, Inc. ................................         20,925
     21,800 Praxair, Inc. .......................................        907,425
      2,100 Rohm & Haas Co. .....................................         93,712
      2,200 Schulman (A.), Inc. .................................         29,150
      1,400 Sherwin Williams Co. ................................         30,713
      3,500 Union Carbide Corp. .................................        204,094
     15,000 Valspar Corp. .......................................        574,687
                                                                    ------------
                                                                       3,055,400
                                                                    ------------
            Commercial Services &
             Supplies - 6.6%
     12,000 ACNielsen Corp. .....................................        270,000
     12,200 * Affiliated Computer Services, Inc., Cl. A..........        463,600
      4,600 Automatic Data Processing, Inc. .....................        221,950
      8,700 Avery Dennison Corp. ................................        531,244
     33,000 * Cadence Design Systems, Inc. ......................        684,750
      2,500 * CDI Corp. .........................................         47,500
     12,600 Checkfree Holdings Corp. ............................        888,300
     15,810 Collectors Universe, Inc. ...........................        102,765
     25,000 * Computer Sciences Corp. ...........................      1,978,125
     45,200 Concord EFS, Inc. ...................................      1,036,775

                                   EVERGREEN
                                  Masters Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
            Commercial Services &
             Supplies - continued
      9,200 * CSG Systems International, Inc.....................   $    449,075
      1,000 Deluxe Corp..........................................         26,500
     15,700 * DST Systems, Inc...................................      1,019,519
      1,000 Dun & Bradstreet Corp. ..............................         28,625
     11,000 Electronic Data Systems Corp. .......................        706,062
     25,000 Fair Issac & Co., Inc. ..............................        971,875
      4,700 First Data Corp. ....................................        207,975
     91,050 * Fiserv, Inc. ......................................      3,385,922
      2,200 H&R Block, Inc. .....................................         98,450
     50,300 Harbinger Corp. .....................................      1,464,987
      2,000 John H. Harland Co. .................................         27,000
        600 * Keane, Inc. .......................................         15,150
        600 * Learning Tree International, Inc. .................         21,300
        300 McGraw-Hill Companies, Inc. .........................         13,650
      6,230 Miller (Herman), Inc. ...............................        174,440
     38,600 National Data Corp. .................................      1,003,600
     95,200 * Nova Corp. ........................................      2,772,700
      1,900 Paychex, Inc. .......................................         99,513
      1,300 * Sabre Group Holdings, Inc. Cl. A...................         48,019
     37,000 * SunGard Data Systems, Inc. ........................      1,396,750
     26,840 Switchboard, Inc. ...................................        922,625
     16,500 The Intercept Group Inc. ............................        424,875
                                                                    ------------
                                                                      21,503,621
                                                                    ------------
            Communications Equipment - 6.3%
      4,800 * 3Com Corp. ........................................        267,000
      1,000 * Adaptec, Inc. .....................................         38,625
     34,300 * American Tower Systems Corp., Cl. A................      1,693,562
     32,725 Ancor Communications, Inc. ..........................      1,345,816
      2,200 Brocade Communications Systems, Inc. ................        394,488
      3,300 * Cabletron Systems, Inc. ...........................         96,731
     81,000 * Cisco Systems, Inc. ...............................      6,262,312
        900 Commscope, Inc. .....................................         41,063
     19,700 * Computer Network Technology........................        344,750
      2,600 * Comverse Technology, Inc. .........................        491,400
      4,300 Corning, Inc. .......................................        834,200
      4,000 Emulex Corp. ........................................        436,500
     10,600 * Harmonic Lightwaves, Inc. .........................        882,450
     17,100 * MMC Networks, Inc. ................................        564,300
     17,637 Motorola, Inc. ......................................      2,511,068
      7,000 Nokia Corp., ADR.....................................      1,520,750
     10,800 Nortel Networks Corp. ...............................      1,360,800
      8,500 * Qualcomm, Inc. ....................................      1,269,156
      2,600 * Tellabs, Inc. .....................................        163,759
      1,000 * Xircom, Inc. ......................................         37,000
                                                                    ------------
                                                                      20,555,730
                                                                    ------------
            Computers & Peripherals - 4.9%
      8,900 * Apple Computer.....................................      1,208,731
     17,700 * Dell Computer Corp. ...............................        954,694
      2,000 * Electronics for Imaging, Inc. .....................        120,000
      8,700 * EMC Corp. .........................................      1,087,500

   Shares                                                              Value

 COMMON STOCKS - continued
            Computers &
             Peripherals - continued
      2,900 * Gateway, Inc. .....................................   $    153,700
      4,400 Hewlett-Packard Co. .................................        583,275
     18,100 International Business Machines Corp. ...............      2,135,800
      5,100 * Lexmark Intl. Group, Inc., Cl. A...................        539,325
     20,000 * Micros Systems, Inc. ..............................      1,258,750
     10,100 * NCR Corp. .........................................        405,262
      2,000 * QLogic Corp. ......................................        271,000
        900 Quantum Corp. .......................................         10,744
     57,400 * Seagate Technology.................................      3,458,350
     21,900 * Sun Microsystems, Inc. ............................      2,052,098
        700 Symbol Technologies, Inc. ...........................         57,619
     32,800 * Zebra Technologies Corp., Cl. A....................      1,640,000
                                                                    ------------
                                                                      15,936,848
                                                                    ------------
            Construction & Engineering - 0.0%
      4,800 Spectrasite Holdings, Inc. ..........................        135,900
                                                                    ------------
            Construction Materials - 0.2%
     12,900 Centex Construction Products, Inc. ..................        338,625
      4,000 Johns Manville Corp. ................................         44,000
      1,000 Southdown, Inc. .....................................         59,000
      3,725 United States Aggregates, Inc. ......................         53,547
        600 Vulcan Materials Co. ................................         27,487
                                                                    ------------
                                                                         522,659
                                                                    ------------
            Containers & Packaging - 1.0%
      1,000 Ball Corp. ..........................................         34,562
        600 Bemis Co., Inc. .....................................         22,125
      2,400 * Pactiv Corp. ......................................         21,000
     16,900 * Sealed Air Corp. ..................................        917,881
    137,700 * Smurfit Container Corp. ...........................      2,332,294
        400 Temple Inland, Inc. .................................         19,925
                                                                    ------------
                                                                       3,347,787
                                                                    ------------
            Distributors - 0.4%
      1,000 Hughes Supply, Inc. .................................         15,500
     21,800 W.W. Grainger, Inc. .................................      1,182,650
                                                                    ------------
                                                                       1,198,150
                                                                    ------------
            Diversified Financials - 5.3%
      7,700 American Express Co. ................................      1,146,819
      4,300 * Avis Rent-A-Car, Inc. .............................         75,787
      4,000 AXA Financial, Inc. .................................        143,500
        900 Bear Stearns Companies, Inc. ........................         41,063
     61,000 Citigroup, Inc. .....................................      3,618,062
     15,900 Comdisco, Inc. ......................................        701,587
     87,500 Edwards (A.G.), Inc. ................................      3,500,000
        800 Federal Home Loan Mtge. Assn. .......................         35,350
      1,800 Fortune Brands, Inc. ................................         45,000
     39,300 General Electric Co. ................................      6,098,869
      1,200 Hertz Corp., Cl. A ..................................         40,875
        500 Household International, Inc. .......................         18,656
      1,500 Lehman Brothers Holdings, Inc. ......................        145,500
     13,600 Morgan Stanley, Dean Witter & Co. ...................      1,109,250

                                   EVERGREEN
                                 Masters Fund
                      Schedule of Investments (continued)
                          March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
            Diversified Financials - continued
      4,100 Rollins Truck Leasing Corp. .........................   $     34,594
     10,700 Schwab (Charles) & Co., Inc. ........................        607,894
      2,400 Xtra Corp. ..........................................         91,200
                                                                    ------------
                                                                      17,454,006
                                                                    ------------
            Diversified Telecommunication Services - 4.3%
     12,200 ALLTEL Corp. ........................................        769,362
     26,600 AT&T Corp. ..........................................      1,496,250
     31,400 * AT&T Corp. Liberty Media Group, Cl. A..............      1,860,450
      6,800 Bell Atlantic Corp. .................................        415,650
     20,000 BellSouth Corp. .....................................        940,000
     56,100 * Global Crossing, Ltd. .............................      2,296,594
      5,000 GTE Corp. ...........................................        355,000
      4,000 * ICG Communications, Inc. ..........................        144,500
     46,500 * Intermedia Communications, Inc. ...................      2,246,531
      8,700 * MGC Communications, Inc. ..........................        622,050
        350 Net2000 Communication Inc. ..........................          8,313
      5,300 * Pinnacle Holdings, Inc. ...........................        292,825
     27,900 Sprint Corp. ........................................      1,757,700
      3,200 Telephone & Data Systems, Inc. ......................        355,200
      3,400 * Time Warner Telecom, Inc. .........................        270,300
      3,700 U.S. West, Inc. .....................................        268,712
                                                                    ------------
                                                                      14,099,437
                                                                    ------------
            Electric Utilities - 1.6%
     13,000 Allegheny Energy, Inc. ..............................        358,312
      1,200 Ameren Corp. ........................................         37,125
      7,060 * Calpine Corp. .....................................        663,640
        500 Consolidated Edison, Inc. ...........................         14,500
        500 Constellation Energy Group, Inc. ....................         15,938
      2,000 Dominion Resources, Inc. ............................         76,875
      4,900 DQE, Inc. ...........................................        222,950
      1,300 DTE Energy Co. ......................................         37,700
      1,100 Duke Energy Corp. ...................................         57,750
     15,910 Dynegy Inc. .........................................        998,352
      5,000 Energy East Corp. ...................................         99,063
      2,400 Entergy Corp. .......................................         48,450
      2,900 FirstEnergy Corp. ...................................         59,813
      2,800 Florida Progress Corp. ..............................        128,450
        900 FPL Group, Inc. .....................................         41,456
      1,100 GPU, Inc. ...........................................         30,113
      2,000 Ipalco Enterprises...................................         39,000
     15,500 Montana Power Co. ...................................        992,000
        500 Northeast Utilities..................................         10,750
      3,600 Oge Energy Corp. ....................................         69,075
      4,100 PECO Energy Co. .....................................        151,187
      2,500 PPL Corp. ...........................................         52,344
      4,500 Public Service Enterprise Group, Inc. ...............        133,312
        300 Reliant Energy, Inc. ................................          7,031
      3,200 Southern Co. ........................................         69,600
      1,800 Texas Utilities Co. .................................         53,438

   Shares                                                              Value

 COMMON STOCKS - continued
            Electric Utilities - continued
      2,900 TNP Enterprises, Inc. ...............................   $    127,056
      3,600 Unicom Corp. ........................................        131,400
     20,300 UtiliCorp United, Inc. ..............................        366,669
                                                                    ------------
                                                                       5,093,349
                                                                    ------------
            Electrical Equipment - 1.2%
     72,500 * Cable Design Technologies Corp. ...................      2,460,469
      1,300 Cooper Industries, Inc. .............................         45,500
      4,200 Emerson Electric Co. ................................        222,075
        375 Molex, Inc. .........................................         16,640
     40,000 Thomas & Betts Corp. ................................      1,130,000
                                                                    ------------
                                                                       3,874,684
                                                                    ------------
            Electronic Equipment & Instruments - 3.1%
        500 AVX Corp. ...........................................         37,906
     19,700 * Hadco Corp. .......................................      1,273,112
      9,400 * JDS Uniphase Corp. ................................      1,133,288
      7,200 Rockwell International Corp. ........................        301,050
     65,200 RSA Security, Inc. ..................................      3,378,175
      6,300 Sawtek, Inc. ........................................        331,144
     26,600 * SCI Systems, Inc. .................................      1,431,412
     53,500 * Sipex Corp. .......................................      1,889,219
      7,500 * Solectron Corp. ...................................        300,469
        600 * Waters Corp. ......................................         57,150
                                                                    ------------
                                                                      10,132,925
                                                                    ------------
            Energy Equipment &
             Services - 6.2%
     16,400 * BJ Services Co., Inc. .............................      1,211,550
      7,300 * Cooper Cameron Corp. ..............................        488,188
     56,400 Diamond Offshore Drilling, Inc. .....................      2,252,475
     13,000 ENSCO International, Inc. ...........................        469,625
    203,200 * Global Industries, Ltd. ...........................      2,971,800
     45,400 * Global Marine, Inc. ...............................      1,152,025
      6,000 * Nabors Industries, Inc. ...........................        232,875
    110,300 * Noble Drilling Corp. ..............................      4,570,556
        900 * Rowan Companies, Inc. .............................         26,494
      4,700 Santa Fe International Corp. ........................        173,900
    112,400 Transocean Sedco Forex, Inc. ........................      5,767,525
     14,200 * Weatherford International, Inc. ...................        836,912
                                                                    ------------
                                                                      20,153,925
                                                                    ------------
            Food & Drug Retailing - 1.8%
      1,300 Albertsons, Inc. ....................................         40,300
     10,500 CVS Corp. ...........................................        394,406
    275,100 * Kroger Co. ........................................      4,831,444
     12,100 SYSCO Corp. .........................................        431,819
      1,600 Walgreen Co. ........................................         41,200
                                                                    ------------
                                                                       5,739,169
                                                                    ------------
            Food Products - 1.2%
      1,500 * Agribrands International, Inc. ....................         58,969
      1,200 Conagra, Inc. .......................................         21,750
      1,900 Corn Products International, Inc. ...................         45,719
    215,700 * Del Monte Foods Co. ...............................      2,305,294

                                   EVERGREEN
                                  Masters Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
            Food Products - continued
      1,500 IBP, Inc. ...........................................   $     23,625
     28,700 * Keebler Foods Co...................................        823,331
     10,000 Quaker Oats Co.......................................        606,250
        900 Ralston Purina Co....................................         24,637
                                                                    ------------
                                                                       3,909,575
                                                                    ------------
            Gas Utilities - 0.4%
        700 Coastal Corp.........................................         32,200
     19,000 Enron Corp...........................................      1,422,625
        200 NICOR, Inc...........................................          6,588
                                                                    ------------
                                                                       1,461,413
                                                                    ------------
            Health Care Equipment &
             Supplies - 3.2%
     16,400 * Alza Corp..........................................        616,025
        210 Aspect Med Systems, Inc..............................          7,534
     23,000 Beckman Coulter, Inc.................................      1,476,312
        900 Biomet, Inc..........................................         32,738
     69,300 * Cytyc Corp. .......................................      3,343,725
      3,200 PE Corp-PE Biosystems Group..........................        308,800
     11,300 * Steris Corp. ......................................        115,825
        300 SuperValu, Inc. .....................................          5,681
    245,300 * VISX, Inc. ........................................      4,476,725
                                                                    ------------
                                                                      10,383,365
                                                                    ------------
            Health Care Providers &
             Services - 1.1%
      1,000 Andrx Corp...........................................        115,500
    145,800 * Health Management Associates, Inc., Cl. A..........      2,077,650
     12,000 IMS Health, Inc......................................        203,250
     14,100 * Lincare Holdings, Inc. ............................        400,087
        300 Pacificare Health Systems, Inc., Cl. A...............         14,963
        100 Shared Medical System Corp...........................          5,188
    170,100 * Total Renal Care Holdings, Inc.....................        531,562
      1,100 Trigon Healthcare, Inc...............................         39,325
      3,500 United Healthcare Corp...............................        208,687
                                                                    ------------
                                                                       3,596,212
                                                                    ------------
            Hotels Restaurants &
             Leisure - 0.5%
     11,200 Brinker International, Inc. .........................        332,500
      2,000 Darden Restaurants, Inc. ............................         35,625
     14,500 Harrahs Entertainment, Inc. .........................        269,156
        700 Marriott International, Inc., Cl. A..................         22,050
      2,088 MGM Grand, Inc.......................................         50,112
     50,600 Park Place Entertainment Corp. ......................        585,063
      1,900 Ruby Tuesday, Inc. ..................................         33,250
      4,000 * Ryan's Family Steak Houses, Inc. ..................         38,250
      2,500 * Tricon Global Restaurants, Inc. ...................         77,656
      3,200 Wendy's International, Inc. .........................         64,600
                                                                    ------------
                                                                       1,508,262
                                                                    ------------
            Household Durables - 0.8%
        500 Briggs & Stratton Corp. .............................         20,563
     18,610 Clayton Homes, Inc. .................................        188,426

   Shares                                                              Value

 COMMON STOCKS - continued
            Household Durables - continued
      1,900 Del Webb Corp. ......................................   $     28,144
     45,000 Ethan Allen Interiors, Inc...........................      1,125,000
      5,000 La-Z-Boy Chair Co....................................         76,875
     21,900 Leggett & Platt, Inc.................................        470,850
     41,400 * Lo-Jack Corp. .....................................        320,850
      2,000 * Mohawk Industries, Inc.............................         44,750
      2,200 * NVR, Inc. .........................................        118,800
      2,000 Ryland Group, Inc....................................         37,500
     10,700 * Shaw Industries, Inc...............................        162,506
        600 Snap-on, Inc.........................................         15,713
      1,900 WestPoint Stevens, Inc...............................         36,100
      1,900 Whirlpool Corp.......................................        111,387
                                                                    ------------
                                                                       2,757,464
                                                                    ------------
            Household Products - 0.0%
        300 American Greetings Corp., Cl. A......................          5,475
                                                                    ------------
            Industrial Conglomerates - 1.4%
        500 Danaher Corp.........................................         25,500
      3,400 Dover Corp...........................................        162,775
     12,150 Honeywell International, Inc. .......................        640,153
      3,500 Mark IV Industries, Inc. ............................         77,219
      6,000 Minnesota Mining & Manufacturing Co. ................        531,375
      6,440 Teleflex, Inc. ......................................        228,620
     57,100 Tyco International, Ltd. ............................      2,847,862
                                                                    ------------
                                                                       4,513,504
                                                                    ------------
            Insurance - 1.9%
      2,000 AFLAC, Inc. .........................................         91,125
      9,140 Allmerica Financial Corp. ...........................        466,140
      3,700 Allstate Corp. ......................................         88,106
     13,790 AMBAC Finl. Group, Inc. .............................        694,671
        300 American General Corp. ..............................         16,838
     14,200 American International Group, Inc. ..................      1,554,900
      6,000 CIGNA Corp. .........................................        454,500
        900 Cincinnati Financial Corp. ..........................         33,863
      3,000 Financial Security Assured Holdings Ltd. ............        220,312
      2,100 Hartford Life, Inc., Cl. A...........................         98,437
      2,700 Jefferson Pilot Corp. ...............................        179,719
      2,300 Lincoln National Corp. ..............................         77,050
      1,300 Loews Corp. .........................................         65,000
      8,870 MBIA, Inc. ..........................................        461,794
      1,700 MGIC Investment Corp. ...............................         74,163
     12,770 Partnerre Ltd. ......................................        470,096
      4,050 PMI Group, Inc. .....................................        192,122
        400 Progressive Corp. ...................................         30,425
        266 Radian Group, Inc. ..................................         12,668
     11,800 ReliaStar Financial Corp. ...........................        399,725
        500 St. Paul Companies, Inc. ............................         17,063
      8,870 XL Capital Ltd., Cl. A...............................        491,176
                                                                    ------------
                                                                       6,189,893
                                                                    ------------

                                   EVERGREEN
                                  Masters Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
            Internet & Catalog Retail - 0.0%
        600 Lands' End, Inc. ....................................   $     36,900
        300 Valuevision International, Inc. .....................         12,413
                                                                    ------------
                                                                          49,313
                                                                    ------------
            Internet Software &
             Services - 2.4%
     11,600 * America Online, Inc. ..............................        780,100
        500 Ariba, Inc. .........................................        104,813
     11,640 Chordiant Software, Inc. ............................        189,150
      5,700 Cnet Networks, Inc. .................................        288,919
        450 Digitas, Inc. .......................................         11,025
        110 Eprise Corp. ........................................          1,733
        120 Fairmarket...........................................          2,730
        230 Firstworld Communications............................          4,686
         80 Integrated Information Systems, Inc. ................          1,744
         90 Loudeye Technologies, Inc. ..........................          3,139
         20 Net Genesis Corp. ...................................            895
     23,800 Network Solutions, Inc., Cl. A.......................      3,658,134
     27,900 Netzee, Inc. ........................................        415,012
     18,216 S1 Corp. ............................................      1,560,883
        220 * Selectica, Inc. ...................................         19,415
      1,700 VeriSign, Inc. ......................................        254,150
      3,200 * Yahoo!, Inc. ......................................        548,400
                                                                    ------------
                                                                       7,844,928
                                                                    ------------
            Leisure Equipment &
             Products - 0.1%
      3,600 Brunswick Corp. .....................................         68,175
      3,600 Eastman Kodak Co. ...................................        195,525
        400 Hasbro, Inc. ........................................          6,600
                                                                    ------------
                                                                         270,300
                                                                    ------------
            Machinery - 0.5%
    107,400 AGCO Corp. ..........................................      1,221,675
      1,100 Caterpillar, Inc. ...................................         43,381
        200 Cummins Engine, Inc. ................................          7,513
      1,500 Illinois Tool Works, Inc. ...........................         82,875
        300 * Navistar International Corp., Inc. ................         12,038
        200 Paccar, Inc. ........................................         10,000
      1,300 Parker Hannifin Corp. ...............................         53,706
      2,700 Reliance Steel & Aluminum Co. .......................         60,412
      2,200 * Tower Automotive, Inc. ............................         36,025
                                                                    ------------
                                                                       1,527,625
                                                                    ------------
            Marine - 0.1%
      2,100 * SEACOR SMIT, Inc. .................................        126,788
     10,500 Tidewater, Inc. .....................................        334,031
                                                                    ------------
                                                                         460,819
                                                                    ------------
            Media - 4.3%
     12,060 Be Free, Inc. .......................................        265,320
     19,440 * CBS Corp. .........................................      1,100,790
        800 Central Newspapers, Inc., Cl. A......................         26,900
     12,900 * Clear Channel
             Communications, Inc. ...............................        890,906
     25,800 Comcast Corp., Cl. A.................................      1,119,075

   Shares                                                              Value

 COMMON STOCKS - continued
            Media - continued
      2,000 * Cox Communications, Inc., Cl. A....................   $     97,000
        600 Dow Jones & Co., Inc.................................         43,088
      4,800 Echostar Communications Corp., Cl. A.................        379,200
      4,100 Gannett Co., Inc.....................................        288,538
      2,000 Harte-Hanks, Inc.....................................         45,375
     12,900 * Hearst-Argyle Television, Inc......................        301,537
        600 * Infinity Broadcasting Corp.........................         19,425
     17,800 Interpublic Group of Companies,
             Inc. ...............................................        841,050
      1,100 Knight-Ridder, Inc...................................         56,031
      1,000 McClatchy Co., Cl. A.................................         32,750
     14,000 New York Times Co., Cl. A............................        601,125
      4,000 Omnicom Group, Inc. .................................        373,750
      3,500 Reader's Digest Association, Inc., Cl. A.............        123,813
      3,100 RH Donnelley Corp. ..................................         52,700
     27,000 * Scholastic Corp. ..................................      1,456,312
      3,100 * Sinclair Broadcast Group, Inc., Cl. A..............         27,706
        500 Snyder Communications, Inc. .........................         11,250
        300 * Spanish Broadcasting System, Inc., Cl. A...........          7,036
     60,200 * SportsLine USA, Inc................................      1,772,137
     26,100 Time Warner, Inc. ...................................      2,610,000
        900 Times Mirror Co., Ser. A.............................         83,644
      3,200 Tribune Co. .........................................        117,000
      7,200 * USA Networks, Inc. ................................        162,450
      1,000 * Valassis Communications, Inc. .....................         33,313
     22,900 * Viacom, Inc., Cl. B................................      1,207,975
      1,100 Young & Rubicam, Inc. ...............................         51,700
                                                                    ------------
                                                                      14,198,896
                                                                    ------------
            Metals & Mining - 0.1%
        900 AK Steel Holding Corp. ..............................          9,338
        600 Alcan Aluminum, Ltd. ................................         20,325
      4,600 Alcoa, Inc. .........................................        323,150
      2,200 Inco, Ltd. ..........................................         40,287
      1,000 Nucor Corp. .........................................         50,000
      2,000 Ryerson Tull, Inc. ..................................         31,000
        400 Worthington Industries, Inc. ........................          4,950
                                                                    ------------
                                                                         479,050
                                                                    ------------
            Multiline Retail - 2.4%
     49,040 * BJ's Wholesale Club, Inc. .........................      1,894,170
        400 Dillards, Inc., Cl. A................................          6,575
      1,300 Dollar General Corp. ................................         34,937
      1,900 Family Dollar Stores, Inc. ..........................         39,544
      4,500 * Federated Department Stores, Inc. .................        187,875
      3,000 * Kmart Corp. .......................................         29,063
      2,900 * Kohl's Corp. ......................................        297,250
      4,250 May Dept. Stores Co. ................................        121,125
     34,620 * Saks, Inc. ........................................        501,990
      1,100 Sears, Roebuck & Co. ................................         33,962
      1,000 * Shopko Stores, Inc. ...............................         17,750

                                   EVERGREEN
                                  Masters Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
            Multiline Retail - continued
     12,000 Target Corp. ........................................   $    897,000
     68,700 Wal-Mart Stores, Inc. ...............................      3,812,850
                                                                    ------------
                                                                       7,874,091
                                                                    ------------
            Office Electronics - 0.4%
     50,400 Banyan Systems, Inc. ................................        885,150
      6,900 * Radiant Systems, Inc. .............................        433,838
                                                                    ------------
                                                                       1,318,988
                                                                    ------------
            Oil & Gas - 7.1%
      1,500 Amerada Hess Corp. ..................................         96,937
     12,800 * Anderson Exploration, Ltd. ........................        184,997
     58,400 Apache Corp. ........................................      2,905,400
      4,500 Atlantic Richfield Co. ..............................        382,500
     50,000 Beau Canada Exploration, Ltd. .......................         61,253
     15,000 * Berkley Petroleum Corp. ...........................         92,911
    140,000 * Canadian 88 Energy Corp. ..........................        192,705
      3,800 Canadian Hunter Exploration, Ltd. ...................         67,997
      8,500 Chevron Corp. .......................................        785,719
      6,100 * Chieftain International, Inc. .....................        122,762
     25,600 Conoco, Inc., Cl. A..................................        630,400
      3,500 Conoco, Inc., Cl. B..................................         89,688
     12,000 Devon Energy Corp. ..................................        582,750
      6,500 Encal Energy, Ltd. ..................................         31,091
    152,100 EOG Resources, Inc. .................................      3,222,619
     33,637 Exxon Mobil Corp. ...................................      2,617,379
     67,500 Frontier Oil Corp. ..................................        506,250
     81,200 * Houston Exploration Co. ...........................      1,461,600
      2,600 Kerr-McGee Corp. ....................................        150,150
      7,500 Murphy Oil Corp. ....................................        432,187
    116,200 * Newfield Exploration Co. ..........................      4,096,050
      7,100 Newport Petroleum Corp. .............................         18,813
      1,300 Northrock Resources, Ltd. ...........................          4,921
      1,100 Occidental Petroleum Corp. ..........................         22,825
      7,700 Paramount Resources, Ltd. ...........................         69,422
      3,000 Phillips Petroleum Co. ..............................        138,750
     30,600 Ranger Oil, Ltd. ....................................        118,988
      5,000 Rio Alto Exploration, Ltd. ..........................         87,922
     34,000 Royal Dutch Petroleum Co. ...........................      1,957,125
      1,900 * Stone Energy Corp. ................................         93,575
      6,700 Talisman Energy, Inc. ...............................        190,671
      5,700 Tesoro Petroleum Corp. ..............................         65,550
      9,100 Texaco, Inc. ........................................        487,987
      1,700 Tosco Corp. .........................................         51,744
      1,600 Ulster Petes Ltd. ...................................          7,983
        400 USX Marathon Group ..................................         10,425
     17,900 Vastar Resources, Inc. ..............................      1,330,194
                                                                    ------------
                                                                      23,370,240
                                                                    ------------
            Paper & Forest Products - 0.3%
        200 Boise Cascade Corp. .................................          6,950
     13,000 Bowater, Inc. .......................................        693,875
        200 Champion International Corp. ........................         10,650
      2,300 Georgia-Pacific Corp. ...............................         90,994
      2,000 Louisiana Pacific Corp. .............................         27,750

   Shares                                                              Value

 COMMON STOCKS - continued
            Paper & Forest Products - continued
        200 Mead Corp. ..........................................   $      6,988
        900 Rayonier, Inc. ......................................         43,875
        200 Westvaco Corp. ......................................          6,675
      2,400 Weyerhaeuser Co. ....................................        136,800
      1,100 Willamette Industries, Inc. .........................         44,137
                                                                    ------------
                                                                       1,068,694
                                                                    ------------
            Personal Products - 0.8%
        300 Alberto Culver Co., Cl. B............................          7,144
     11,700 Colgate-Palmolive Co. ...............................        659,587
     10,900 Dial Corp. ..........................................        149,875
     13,200 The Estee Lauder Cos., Inc., Cl. A...................        660,825
     18,200 Kimberly-Clark Corp. ................................      1,019,200
                                                                    ------------
                                                                       2,496,631
                                                                    ------------
            Pharmaceuticals - 2.5%
      7,700 Allergan, Inc. ......................................        385,000
     29,000 Bristol-Myers Squibb Co. ............................      1,674,750
     20,600 Intrabiotics Pharmaceuticals.........................        309,000
     13,500 Johnson & Johnson....................................        945,844
     12,000 Merck & Co., Inc. ...................................        745,500
         80 Orapharma, Inc. .....................................          1,480
     34,100 Schering-Plough Corp. ...............................      1,253,175
      3,200 * Sepracor, Inc. ....................................        233,000
     13,600 United Therapeutics Corp. ...........................      1,057,400
     14,800 Warner-Lambert Co. ..................................      1,443,000
                                                                    ------------
                                                                       8,048,149
                                                                    ------------
            Real Estate - 0.1%
     14,100 Boston Properties, Inc., REIT........................        448,556
                                                                    ------------
            Road & Rail - 0.1%
      3,500 Burlington Northern Santa Fe Corp. ..................         77,438
        300 U.S. Freightways Corp. ..............................         11,231
      3,700 Union Pacific Corp. .................................        144,762
                                                                    ------------
                                                                         233,431
                                                                    ------------
            Semiconductor Equipment &
             Products - 7.2%
        900 * Advanced Micro Devices, Inc. ......................         51,356
     13,630 * Altera Corp. ......................................      1,216,477
      8,500 * Analog Devices, Inc. ..............................        684,781
     16,672 * Applied Materials, Inc. ...........................      1,571,336
     10,100 * Applied Science & Tech, Inc. ......................        305,525
     29,200 * Atmel Corp. .......................................      1,507,450
      3,000 * Conexant Systems, Inc. ............................        213,000
      3,700 * Cypress Semiconductor Corp. .......................        182,456
     16,800 * Dupont Photomasks, Inc. ...........................        973,350
         60 Insilicon, Inc. .....................................            949
      2,100 Integrated Device Technology.........................         83,213
     50,300 Intel Corp. .........................................      6,636,456
     24,320 * Jabil Circuit, Inc. ...............................      1,051,840
      2,600 * KLA-Tencor Corp. ..................................        219,050
      6,000 * Lam Research Corp. ................................        270,375
      2,000 * Lattice Semiconductor Corp. .......................        135,375

                                   EVERGREEN
                                  Masters Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
            Semiconductor Equipment &
             Products - continued
     14,800 Linear Technology Corp. ............................   $    814,000
      7,900 * LSI Logic Corp. ..................................        573,738
      5,000 * LTX Corp. ........................................        225,938
     18,180 * Maxim Integrated Products, Inc. ..................      1,291,916
     14,000 Mentor Graphics Corp. ..............................        211,750
      8,600 * MKS Instruments, Inc. ............................        434,300
      2,800 * National Semiconductor Corp. .....................        169,750
     14,600 * Novellus Systems, Inc. ...........................        819,425
        110 Silicon Laboratories................................          9,735
        900 * Synopsys, Inc. ...................................         43,875
      4,700 * Teradyne, Inc. ...................................        386,575
      5,500 Texas Instruments, Inc. ............................        880,000
     29,260 * Xilinx, Inc. .....................................      2,423,094
                                                                   ------------
                                                                     23,387,085
                                                                   ------------
            Software - 4.4%
      2,000 Adobe Systems, Inc. ................................        222,625
     16,700 * Aspen Technology, Inc. ...........................        674,262
         70 Blaze Software Inc. ................................          1,995
      3,400 Computer Associates International, Inc. ............        201,238
     13,100 Diversinet Corp. ...................................        234,163
      2,300 * I2 Technologies, Inc. ............................        280,887
     12,900 Informix Corp. .....................................        218,494
     18,500 * Intuit, Inc. .....................................      1,005,937
      7,900 * Legato Systems, Inc. .............................        352,537
     63,500 * Microsoft Corp. ..................................      6,746,875
     18,600 * Network Associates, Inc. .........................        599,850
     19,200 * Oracle Systems Corp. .............................      1,498,800
        120 Otg Software Inc. ..................................          4,838
     10,000 * Parametric Technology Corp. ......................        210,625
      2,300 * Peoplesoft, Inc. .................................         46,000
     14,895 * Veritas Software Corp. ...........................      1,951,245
                                                                   ------------
                                                                     14,250,371
                                                                   ------------
            Specialty Retail - 3.0%
      8,000 * Abercrombie & Fitch Co., Cl. A....................        128,000
      1,600 * ADC Telecommunications, Inc. .....................         86,200
      3,000 * American Eagle Outfitters, Inc. ..................        113,813
      1,000 * Ann Taylor Stores Corp. ..........................         23,000
      5,700 * Barnes & Noble, Inc. .............................        131,100
        400 * Bed Bath & Beyond, Inc. ..........................         15,750
      4,600 * Best Buy Co., Inc. ...............................        395,600
     10,530 * Borders Group, Inc. ..............................        180,984
      1,500 Circuit City Stores, Inc. ..........................         91,313
      4,600 Gap, Inc. ..........................................        229,137

   Shares                                                              Value

 COMMON STOCKS - continued
            Specialty Retail - continued
     55,850 Home Depot, Inc. ....................................   $  3,602,325
      3,800 Limited, Inc. .......................................        160,075
      1,300 * Linens 'n Things, Inc. ............................         44,525
        600 Lowe's Companies, Inc. ..............................         35,025
        500 Nordstrom, Inc. .....................................         14,750
      1,000 * Office Depot, Inc. ................................         11,563
      2,000 * Payless Shoesource, Inc. ..........................        103,875
     85,800 Ross Stores, Inc. ...................................      2,064,562
     15,200 Tandy Corp. .........................................        771,400
      1,900 Tiffany & Co. .......................................        158,887
     34,000 TJX Co., Inc. .......................................        754,375
        542 Too, Inc. ...........................................         17,107
      1,200 * Toys "R" Us, Inc. .................................         17,775
     19,110 * Williams Sonoma, Inc. .............................        592,410
      3,000 * Zale Corp. ........................................        141,563
                                                                    ------------
                                                                       9,885,114
                                                                    ------------
            Textiles & Apparel - 0.7%
     13,200 Gucci Group .........................................      1,173,975
     25,894 * Jones Apparel Group, Inc. .........................        825,371
      1,000 Liz Claiborne, Inc. .................................         45,812
      1,000 Nike, Inc., Cl. B....................................         39,625
      2,200 Unifi, Inc. .........................................         19,663
        900 V.F. Corp. ..........................................         21,656
      2,000 Warnaco Group, Inc. .................................         23,625
                                                                    ------------
                                                                       2,149,727
                                                                    ------------
            Tobacco - 0.1%
     10,900 Philip Morris Cos., Inc. ............................        230,263
      4,800 * R.J. Reynolds Tobacco Holdings, Inc. ..............         81,600
      1,400 UST, Inc. ...........................................         21,875
                                                                    ------------
                                                                         333,738
                                                                    ------------
            Water Utilities - 0.1%
     12,100 American Water Works, Inc. ..........................        287,375
                                                                    ------------
            Wireless Telecommunications
             Services - 0.9%
      7,400 * Nextel Communications, Inc., Cl. A.................      1,097,050
      9,300 * Sprint Corp. (PCS Group), Ser. 1...................        607,406
        400 * United States Cellular Corp. ......................         28,400
     11,500 Vodafone AirTouch PLC, ADR...........................        638,969
      4,486 * Voicestream Wireless Corp. ........................        577,853
        900 Western Wireless Corp., Cl. A........................         41,231
                                                                    ------------
                                                                       2,990,909
                                                                    ------------
            Total Common Stocks
             (cost $261,790,155).................................    320,525,066
                                                                    ------------

                                   EVERGREEN
                                  Masters Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                              Value

 CORPORATE BONDS - 0.2%
            Aerospace & Defense - 0.1%
 $  500,000 Getty Images, Inc.,
             5.00%, 3/15/2007....................................   $    406,250
                                                                    ------------
            Internet Software &
             Services - 0.1%
    420,000 Mail Common, Inc., 7.00%, 2/15/2005..................        418,425
                                                                    ------------
            Total Corporate Bonds (cost $837,450)................        824,675
                                                                    ------------

 Principal
   Amount                                                             Value

 REPURCHASE AGREEMENTS - 1.4%
 $4,499,000 State Street Bank & Trust Co., purchased 3/31/2000,
             6.05%, maturing 4/3/2000, maturity value $4,501,268
             (cost $4,499,000) (a)..............................   $  4,499,000
                                                                   ------------

            Total Investments -
             (cost $267,126,605)..........................    99.7%  325,848,741
            Other Assets and
             Liabilities - net............................     0.3       914,832
                                                             -----  ------------
            Net Assets....................................   100.0% $326,763,573
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by: $4,545,000 FNMA, 6.000%, 6/7/2002; value including accrued interest $4,592,155
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - 96.9%
             Biotechnology - 3.3%
      65,400 * Alkermes, Inc. (b)..............................   $    6,049,500
     261,700 * Genzyme Transgenics Corp. ......................        5,234,000
     100,000 * Gilead Sciences, Inc. (b).......................        6,337,500
     230,000 * Ilex Oncology, Inc. (b).........................        9,660,000
     165,000 * Immunex Corp. ..................................       10,467,188
      40,000 * MedImmune, Inc. ................................        6,965,000
     110,000 * Millennium Pharmaceuticals,
              Inc. (b).........................................       14,286,250
     104,400 * Neopharm, Inc. .................................        2,610,000
                                                                  --------------
                                                                      61,609,438
                                                                  --------------
             Chemicals - 0.9%
     318,200 * Monsanto Co. ...................................       16,387,300
                                                                  --------------
             Commercial Services &
              Supplies - 0.9%
     330,000 Paychex, Inc. ....................................       17,283,750
                                                                  --------------
             Communications
              Equipment - 8.2%
     185,000 * CIENA Corp. ....................................       23,333,125
     800,000 * Cisco Systems, Inc. ............................       61,850,000
     350,000 * Copper Mountain Networks,
              Inc. (b).........................................       28,678,125
     320,000 Ericsson LM Telephone Co.,
              Cl. B, ADR.......................................       30,020,000
      75,000 * RF Micro Devices, Inc. .........................       10,078,125
                                                                  --------------
                                                                     153,959,375
                                                                  --------------
             Computers & Peripherals - 7.1%
     475,000 * EMC Corp. ......................................       59,375,000
     415,000 * NVIDIA Corp. (b)................................       35,061,016
     266,000 * Seagate Technology..............................       16,026,500
     235,000 * Sun Microsystems, Inc. .........................       22,020,234
                                                                  --------------
                                                                     132,482,750
                                                                  --------------
             Diversified Financials - 6.0%
     175,000 American Express Co. .............................       26,064,062
     638,300 Citigroup, Inc. ..................................       37,859,169
     295,000 Morgan Stanley, Dean Witter & Co. ................       24,060,938
     425,000 Schwab (Charles) & Co., Inc. (b)..................       24,145,312
                                                                  --------------
                                                                     112,129,481
                                                                  --------------
             Diversified Telecommunication Services - 4.6%
     165,000 * Allegiance Telecom, Inc. .......................       13,303,125
     390,000 * AT&T Corp.
              Liberty Media Group, Cl. A.......................       23,107,500
     220,000 * McLeod USA, Inc., Cl. A (b).....................       18,658,750
     239,900 Sonera Oyj, ADR (b)...............................       15,923,363
     262,500 * Winstar Communications,
              Inc. (b).........................................       15,750,000
                                                                  --------------
                                                                      86,742,738
                                                                  --------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Electronic Equipment & Instruments - 6.4%
     210,000 * Cree Research, Inc. ............................   $   23,703,750
     228,000 * JDS Uniphase Corp. .............................       27,488,250
     359,100 * Sandisk Corp. ..................................       43,989,750
     350,000 * Sanmina Corp. (b)...............................       23,646,875
                                                                  --------------
                                                                     118,828,625
                                                                  --------------
             Energy Equipment &
              Services - 6.1%
     250,000 * BJ Services Co., Inc. ..........................       18,468,750
     500,000 Diamond Offshore Drilling, Inc. ..................       19,968,750
     700,000 ENSCO International, Inc. ........................       25,287,500
     525,000 * Nabors Industries, Inc. ........................       20,376,562
     600,000 * R&B Falcon Corp. ...............................       11,812,500
     320,000 * Weatherford International, Inc. ................       18,860,000
                                                                  --------------
                                                                     114,774,062
                                                                  --------------
             Health Care Equipment & Supplies - 2.3%
     348,400 Medtronic, Inc. ..................................       17,920,825
     366,300 * Osteotech, Inc. ................................        4,899,263
     215,000 PE Corp-PE Biosystems Group.......................       20,747,500
                                                                  --------------
                                                                      43,567,588
                                                                  --------------
             Health Care Providers &
              Services - 1.7%
   1,005,000 * Health Management Associates, Inc., Cl. A.......       14,321,250
     280,000 United Healthcare Corp. ..........................       16,695,000
                                                                  --------------
                                                                      31,016,250
                                                                  --------------
             Industrial Conglomerates - 1.5%
     550,000 Tyco International, Ltd. .........................       27,431,250
                                                                  --------------
             Insurance - 1.4%
     240,000 American International Group, Inc. ...............       26,280,000
                                                                  --------------
             Internet Software &
              Services - 2.7%
     340,000 * America Online, Inc. ...........................       22,865,000
     255,000 * Broadvision, Inc. (b)...........................       11,443,125
     100,000 * Yahoo!, Inc. (b)................................       17,137,500
                                                                  --------------
                                                                      51,445,625
                                                                  --------------
             Media - 6.0%
     200,000 CBS Corp. ........................................       11,325,000
     260,000 * Clear Channel Communications, Inc. .............       17,956,250
     550,000 * Infinity Broadcasting Corp. (b).................       17,806,250
     275,000 Martha Stewart Living Omnimedia, Inc. (b).........        7,425,000
     400,000 Seagram Co., Ltd. ................................       23,800,000
     155,000 * Univision Communications, Inc.,
              Cl. A (b)........................................       17,515,000
     300,000 * Viacom, Inc., Cl. B.............................       15,825,000
                                                                  --------------
                                                                     111,652,500
                                                                  --------------

                                   EVERGREEN
                                   Omega Fund
                       Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
             Multiline Retail - 1.0%
     325,000 Wal-Mart Stores, Inc. ............................   $   18,037,500
                                                                  --------------
             Oil & Gas - 1.9%
     327,400 Apache Corp. .....................................       16,288,150
     400,000 Devon Energy Corp. ...............................       19,425,000
                                                                  --------------
                                                                      35,713,150
                                                                  --------------
             Pharmaceuticals - 6.9%
   1,150,000 American Home Products Corp. .....................       61,668,750
     500,000 ICN Pharmaceuticals, Inc. (b).....................       13,625,000
     758,000 Pharmacia & Upjohn, Inc. .........................       44,911,500
     216,200 * Watson Pharmaceuticals, Inc. ...................        8,580,437
                                                                  --------------
                                                                     128,785,687
                                                                  --------------
             Semiconductor Equipment & Products - 14.8%
     130,000 * Broadcom Corp. .................................       31,573,750
     335,000 * Cymer, Inc. (b).................................       16,750,000
     138,700 * Cypress Semiconductor Corp. ....................        6,839,644
     430,000 Intel Corp. ......................................       56,733,125
     178,300 * Intersil Holding Corp. (b)......................        9,215,881
     300,000 * LSI Logic Corp. ................................       21,787,500
     360,000 * Microchip Technology, Inc. .....................       23,670,000
     350,000 Micron Technology, Inc. ..........................       44,100,000
     105,000 * PMC-Sierra, Inc. ...............................       21,387,187
     300,000 * Teradyne, Inc. .................................       24,675,000
     197,400 * Vitesse Semiconductor Corp. ....................       18,999,750
                                                                  --------------
                                                                     275,731,837
                                                                  --------------
             Software - 8.5%
     310,000 * Entrust Technologies, Inc. .....................       26,374,219
      80,000 * I2 Technologies, Inc. (b).......................        9,770,000
     381,000 * Microsoft Corp. ................................       40,481,250
     215,000 * Oracle Systems Corp. ...........................       16,783,438
     300,000 * Remedy Corp. ...................................       12,637,500
     145,000 * Siebel Systems, Inc. (b)........................       17,318,437
     272,500 * Veritas Software Corp. .........................       35,697,500
                                                                  --------------
                                                                     159,062,344
                                                                  --------------

   Shares                                                            Value

 COMMON STOCKS - continued
             Specialty Retail - 3.6%
     500,000 * Best Buy Co., Inc. ............................   $   43,000,000
     537,000 * Tweeter Home Entertainment Group, Inc. (b).....       23,762,250
                                                                 --------------
                                                                     66,762,250
                                                                 --------------
             Wireless Telecommunications Services - 1.1%
     158,310 * Voicestream Wireless Corp. (b).................       20,392,307
                                                                 --------------
             Total Common Stocks (cost $1,305,453,221)........    1,810,075,807
                                                                 --------------
 SHORT-TERM INVESTMENTS - 11.8%
             Mutual Fund Shares - 9.2%
 172,674,946 Navigator Prime Portfolio
              (cost $172,674,946) (c).........................      172,674,946
                                                                 --------------
  Principal
   Amount                                                            Value

             Repurchase Agreement - 2.6%
 $47,576,000 Evergreen Joint Repurchase Agreement, Investments
              in repurchase agreements, in a joint trading
              account, purchased 3/31/2000, 6.10%, maturing
              4/03/2000, maturity value $47,600,184
              (cost $47,576,000) (a)..........................       47,576,000
                                                                 --------------

             Total Investments -
              (cost $1,525,704,167)...................... 108.7%  2,030,326,753
             Other Assets and
              Liabilities - net..........................  (8.7)   (162,744,038)
                                                          -----  --------------
     Net Assets.......................................... 100.0% $1,867,582,715
                                                          =====  ==============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligation based on market prices plus accrued interest at March 31, 2000.
(b) All or a portion of this security is on loan.
(c) Represents investment in cash collateral received for securities on loan.
 *  Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 96.6%
             Aerospace & Defense - 0.3%
      70,000 * M Systems Flash Disk Pioneers Ltd. ...............   $  3,710,000
                                                                    ------------
             Banks - 1.5%
     205,340 BostonFed Bancorp, Inc. ............................      2,271,574
     465,420 North Fork Bancorp, Inc. ...........................      8,319,383
     232,900 Peoples Heritage Financial
              Group, Inc. .......................................      3,493,500
     251,700 TCF Financial Corp. ................................      5,993,606
                                                                    ------------
                                                                      20,078,063
                                                                    ------------
             Biotechnology - 6.1%
     121,200 * Aclara Biosciences Inc. ..........................      4,779,825
     123,200 * Alexion Pharmaceuticals Inc. (b)..................      8,593,200
      84,000 * Alkermes, Inc. (b)................................      7,770,000
      22,400 * Maxygen Inc. .....................................      1,460,200
     251,100 * Medarex, Inc. ....................................     12,617,775
     168,900 * Millennium Pharmaceuticals, Inc. .................     21,935,888
     234,300 * Osi Pharmaceuticals Inc. .........................      4,568,850
      98,800 * Protein Design Labs Inc. .........................      7,854,600
     211,400 * QLT Phototherapeutics, Inc. (b)...................     11,679,850
                                                                    ------------
                                                                      81,260,188
                                                                    ------------
             Commercial Services &
              Supplies - 7.4%
     411,900 * Amdocs Ltd. ......................................     30,351,881
     313,700 * Apollo Group, Inc. ...............................      8,842,419
     122,855 * BISYS Group, Inc. (b).............................      8,169,857
     395,400 * Convergys Corp. (b)...............................     15,272,325
     680,068 * Devry, Inc. ......................................     20,742,074
      98,200 * Diamond Technology Partners, Inc. ................      6,456,650
     267,700 * Maximus, Inc. (b).................................      8,164,850
                                                                    ------------
                                                                      98,000,056
                                                                    ------------
             Communications
              Equipment - 4.4%
     200,500 * CIENA Corp. ......................................     25,288,062
     147,500 * Copper Mountain Networks,
              Inc. (b)...........................................     12,085,781
      39,200 * Crossroads Systems, Inc. (b)......................      4,047,400
      85,800 * Echelon Corp. ....................................      5,619,900
     593,800 * Glenayre Technologies, Inc. ......................     10,428,613
      25,000 * Interwave Commerce International, Ltd. ...........        753,125
      11,000 * Tollgrade Communications, Inc. ...................        583,000
                                                                    ------------
                                                                      58,805,881
                                                                    ------------
             Computers & Peripherals - 4.2%
     214,900 * In Focus Systems, Inc. ...........................      7,696,106
   1,011,000 * Maxtor Corp. (b)..................................     13,079,813
     174,200 * Network Appliance, Inc. ..........................     14,415,050
     246,200 Symbol Technologies, Inc. ..........................     20,265,337
                                                                    ------------
                                                                      55,456,306
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Construction &
              Engineering - 0.5%
     137,700 * Dycom Industries, Inc. (b)........................   $  6,712,875
                                                                    ------------
             Construction Materials - 0.7%
     238,600 Texas Industries, Inc. (b)..........................      7,426,425
     158,600 United States Aggregates, Inc. .....................      2,279,875
                                                                    ------------
                                                                       9,706,300
                                                                    ------------
             Diversified Financials - 1.1%
     184,200 * Catellus Development Corp. .......................      2,555,775
     315,800 Countrywide Credit Industries,
              Inc. (b)...........................................      8,605,550
     214,600 * NextCard, Inc. (b)................................      3,282,709
                                                                    ------------
                                                                      14,444,034
                                                                    ------------
             Diversified Telecommunication Services - 9.5%
     253,500 * Allegiance Telecom, Inc. .........................     20,438,437
      56,300 * Clarent Corp. ....................................      5,077,556
      77,300 * Efficient Networks, Inc. (b)......................     12,039,475
     146,500 * ITC DeltaCom, Inc. (b)............................      5,219,063
     482,800 * McLeod USA, Inc., Cl. A (b).......................     40,947,475
      48,700 * Pinnacle Holdings, Inc. ..........................      2,690,675
     300,000 * Primus Telecomm Group, Inc. ......................     15,506,250
      78,000 * US LEC Corp., Cl. A (b)...........................      3,100,500
     147,000 * Viatel, Inc. .....................................      7,377,563
     222,350 * Winstar Communications, Inc. (b)..................     13,341,000
                                                                    ------------
                                                                     125,737,994
                                                                    ------------
             Electric Utilities - 0.8%
     192,400 Avista Corp. .......................................      7,840,300
      65,000 TNP Enterprises, Inc. ..............................      2,847,813
                                                                    ------------
                                                                      10,688,113
                                                                    ------------
             Electronic Equipment & Instruments - 7.5%
     117,500 * Caliper Technologies Corp. (b)....................      9,502,812
     123,300 * Coherent, Inc. ...................................      6,411,600
     173,700 * Conductus, Inc. (b)...............................      5,634,394
      94,000 * II-VI, Inc. ......................................      3,572,000
     172,100 * JDS Uniphase Corp. ...............................     20,748,806
     353,100 * Kopin Corp. ......................................     24,275,625
      54,500 * Robotic Vision Systems Inc. (b)...................        872,000
     192,600 * Sandisk Corp. ....................................     23,593,500
      80,800 * Three-Five Systems, Inc. .........................      4,848,000
                                                                    ------------
                                                                      99,458,737
                                                                    ------------
             Energy Equipment &
              Services - 6.6%
     516,700 Diamond Offshore Drilling, Inc. ....................     20,635,706
     462,100 ENSCO International, Inc. ..........................     16,693,362
     551,800 * Global Marine, Inc. ..............................     14,001,925
     262,900 * National Oilwell, Inc. (b)........................      8,117,038
     142,700 * Patterson Energy, Inc. ...........................      4,530,725
     417,800 * R&B Falcon Corp. .................................      8,225,437
     270,500 * Weatherford International, Inc. ..................     15,942,594
                                                                    ------------
                                                                      88,146,787
                                                                    ------------

                                   EVERGREEN
                           Small Company Growth Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Food & Drug Retailing - 0.4%
     128,500 * Whole Foods Market, Inc. (b)......................   $  5,324,719
                                                                    ------------
             Health Care Equipment & Supplies - 0.5%
     225,300 * Cyberonics, Inc. .................................      4,210,294
      64,900 * Lynx Therapeutics, Inc. (b).......................      1,930,775
                                                                    ------------
                                                                       6,141,069
                                                                    ------------
             Health Care Providers &
              Services - 2.5%
      91,700 * Andrx Corp. (b)...................................     10,591,350
     362,200 * Apria Healthcare Group, Inc. .....................      5,229,263
     300,000 * Oxford Health Plans, Inc. ........................      4,575,000
      50,000 * Pediatrix Medical Group, Inc. (b).................        362,500
     108,800 * Pharmacopeia, Inc. ...............................      5,331,200
     390,400 * Superior Consultant, Inc. (b).....................      6,563,600
                                                                    ------------
                                                                      32,652,913
                                                                    ------------
             Hotels Restaurants &
              Leisure - 1.0%
     284,100 * Starbucks Corp. ..................................     12,731,231
                                                                    ------------
             Household Durables - 0.5%
     433,700 Clayton Homes, Inc. ................................      4,391,213
     201,600 D.R. Horton, Inc. ..................................      2,633,400
                                                                    ------------
                                                                       7,024,613
                                                                    ------------
             Insurance - 1.2%
     142,200 AMBAC Finl. Group, Inc. ............................      7,163,325
     284,600 Arthur J. Gallagher & Co. ..........................      9,249,500
                                                                    ------------
                                                                      16,412,825
                                                                    ------------
             Internet & Catalog Retail - 0.5%
     116,400 Lands' End, Inc. (b)................................      7,158,600
                                                                    ------------
             Internet Software &
              Services - 2.5%
     120,000 * Digitas Inc. (b)..................................      2,940,000
      96,200 * Engage Technologies, Inc. (b).....................      7,341,263
      25,500 * Eprise Corp. (b)..................................        401,625
     140,000 * Fairmarket .......................................      3,185,000
      59,100 * Keynote Systems, Inc. ............................      6,042,975
     132,200 * Netegrity, Inc. ..................................      9,055,700
      47,600 * Spyglass, Inc. ...................................      3,691,231
                                                                    ------------
                                                                      32,657,794
                                                                    ------------
             Machinery - 2.5%
     110,900 * Astec Industries, Inc. ...........................      2,945,781
     872,900 Roper Industries, Inc. .............................     29,624,044
                                                                    ------------
                                                                      32,569,825
                                                                    ------------
             Marine - 0.6%
     234,000 Tidewater, Inc. ....................................      7,444,125
                                                                    ------------
             Media - 2.9%
     174,000 * Lamar Advertising Co., Cl. A (b)..................      7,917,000
     212,400 * Univision Communications, Inc., Cl. A (b) ........     24,001,200

   Shares                                                              Value

 COMMON STOCKS - continued
             Media - continued
     189,100 Valassis Communications, Inc. ......................   $  6,299,394
                                                                    ------------
                                                                      38,217,594
                                                                    ------------
             Metals & Mining - 0.7%
     234,700 * Stillwater Mining Co. ............................      9,388,000
                                                                    ------------
             Office Electronics - 1.3%
     131,900 * Manugistics Group, Inc. ..........................      6,627,975
     166,400 * Radiant Systems, Inc. ............................     10,462,400
                                                                    ------------
                                                                      17,090,375
                                                                    ------------
             Oil & Gas - 3.6%
     388,900 Cross Timbers Oil Co. ..............................      5,080,006
     348,300 * Nuevo Energy Co. .................................      7,488,450
     130,600 * Stone Energy Corp. ...............................      6,432,050
     392,000 Triton Energy Ltd. .................................     13,744,500
     291,100 Valerorefng + Marketing Co. ........................      8,914,937
     291,700 Vintage Petroleum, Inc. ............................      5,870,463
                                                                    ------------
                                                                      47,530,406
                                                                    ------------
             Pharmaceuticals - 0.4%
     468,500 * Dura Pharmaceuticals, Inc. .......................      5,768,406
                                                                    ------------
             Semiconductor Equipment & Products - 9.5%
     118,300 * ANADIGICS, Inc. ..................................      7,807,800
     220,000 * Atmel Corp. ......................................     11,357,500
      84,200 Cohu Inc. ..........................................      3,510,088
     189,700 * Cypress Semiconductor Corp. ......................      9,354,581
      90,000 * Electroglas, Inc. ................................      3,082,500
      62,100 Helix Technology Corp. .............................      3,729,881
     127,600 * International Rectifier Corp. ....................      4,864,750
      41,900 * Intersil Holding Corp. ...........................      2,165,706
     140,000 * Kulicke & Soffa Industries, Inc. (b)..............      8,968,750
     100,000 * LTX Corp. ........................................      4,518,750
     125,156 * Maxim Integrated Products, Inc. ..................      8,893,898
     138,000 * Microchip Technology, Inc. .......................      9,073,500
     183,000 * National Semiconductor Corp. .....................     11,094,375
     123,000 * Novellus Systems, Inc. ...........................      6,903,375
      90,000 * Photon Dynamics, Inc. ............................      6,210,000
     120,000 * Psi Technologies Holdings Inc. (b)................      1,995,000
      80,000 * Rudolph Technologies, Inc. .......................      3,600,000
      70,000 * Silicon Valley Group, Inc. .......................      1,925,000
     149,700 * Therma-Wave, Inc. ................................      5,089,800
     116,400 * Vitesse Semiconductor Corp. ......................     11,203,500
                                                                    ------------
                                                                     125,348,754
                                                                    ------------
             Software - 7.0%
     127,900 * Documentum, Inc. .................................      9,976,200
     218,600 * Edwards (J.D.) & Co. (b)..........................      7,118,163
     103,200 * I2 Technologies, Inc. (b).........................     12,603,300
     356,500 * Igate Capital Corp. ..............................     16,087,062
       4,000 * Lightspan Partnership Inc. .......................         71,000
      20,000 * Otg Software Inc. ................................        806,250

                                   EVERGREEN
                           Small Company Growth Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Software - continued
     327,300 * Rational Software Corp. .........................   $  25,038,450
     182,200 * Remedy Corp. ....................................       7,675,175
     307,785 * Smartforce Plc...................................      14,119,637
                                                                   -------------
                                                                      93,495,237
                                                                   -------------
             Specialty Retail - 6.4%
     262,300 * American Eagle Outfitters, Inc. (b)..............       9,951,006
     407,600 * Linens 'n Things, Inc. ..........................      13,960,300
     292,500 * Pacific Sunwear of California (b)................      11,261,250
     358,500 Ross Stores, Inc. .................................       8,626,406
     327,400 Talbots, Inc. .....................................      19,275,675
     627,100 TJX Co., Inc. .....................................      13,913,781
     166,900 * Zale Corp. ......................................       7,875,594
                                                                   -------------
                                                                      84,864,012
                                                                   -------------
             Textiles & Apparel - 0.7%
     210,900 Liz Claiborne, Inc. ...............................       9,661,856
                                                                   -------------
             Wireless Telecommunications Services - 1.3%
      50,000 * Airgate PCS, Inc. ...............................       5,275,000
      62,700 * TeleCorp PCS, Inc., Cl. A (b)....................       3,244,725
      20,000 * Tritel, Inc. ....................................         765,000
      20,200 * Triton PCS Holdings, Inc. (b)....................       1,206,950
     135,100 * Western Wireless Corp., Cl. A....................       6,189,269
                                                                   -------------
                                                                      16,680,944
                                                                   -------------
             Total Common Stocks (cost $846,160,345)............   1,280,368,632
                                                                   -------------

   Shares                                                             Value

 SHORT-TERM INVESTMENTS - 16.2%
             Mutual Fund Shares - 14.8%
 195,567,504 Navigator Prime Portfolio (cost $195,567,504)
              (c)..............................................   $ 195,567,504
                                                                  -------------
  Principal
   Amount                                                             Value

             Repurchase Agreement - 1.4%
 $18,281,000 Evergreen Joint Repurchase Agreement, Investments
              in repurchase agreements, in a joint trading
              account, purchased 3/31/2000, 6.10%, maturing
              4/3/2000, maturity value $18,290,293
              (cost $18,281,000) (a)...........................      18,281,000
                                                                  -------------
             Total Investments -
              (cost $1,060,008,849)...................... 112.8%  1,494,217,136
             Other Assets and
              Liabilities - net.......................... (12.8)   (168,754,666)
                                                          -----  --------------
             Net Assets.................................. 100.0% $1,325,462,470
                                                          =====  ==============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at March 31, 2000.
(b) All or a portion of this security is on loan.
(c) Represents investment in cash collateral received for securities on loan.
 * Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


 Shares                                                                Value
 COMMON STOCKS - 97.3%
         Automobiles - 0.7%
  69,050 Ford Motor Co...........................................   $  3,171,984
                                                                    ------------
         Banks - 2.9%
 136,600 Firstar Corp............................................      3,133,262
  26,400 J.P. Morgan & Co., Inc. ................................      3,478,200
 288,500 SouthTrust Corp. .......................................      7,338,719
                                                                    ------------
                                                                      13,950,181
                                                                    ------------
         Beverages - 0.7%
  52,083 Anheuser Busch Companies, Inc. .........................      3,242,167
                                                                    ------------
         Biotechnology - 1.4%
  29,400 * Amgen, Inc............................................      1,804,425
  43,850 * Chiron Corp. .........................................      2,187,019
   9,050 * Genetech, Inc. .......................................      1,375,600
   6,550 * MedImmune, Inc. ......................................      1,140,519
                                                                    ------------
                                                                       6,507,563
                                                                    ------------
         Chemicals - 0.2%
  19,200 Millipore Corp. ........................................      1,083,600
                                                                    ------------
         Commercial Services &
          Supplies - 1.6%
  55,750 * Computer Sciences Corp................................      4,411,219
  30,300 Electronic Data Systems Corp............................      1,944,881
  28,500 McGraw-Hill Companies, Inc. ............................      1,296,750
                                                                    ------------
                                                                       7,652,850
                                                                    ------------
         Communications Equipment - 9.0%
  89,550 * Cabletron Systems, Inc................................      2,624,934
 189,030 * Cisco Systems, Inc....................................     14,614,382
  47,450 Corning, Inc. ..........................................      9,205,300
  44,350 Ericsson LM Telephone Co., Cl. B, ADR...................      4,160,585
  38,590 Motorola, Inc...........................................      5,494,251
  27,150 Nokia Corp., ADR........................................      5,898,338
  17,100 Scientific Atlanta, Inc.................................      1,084,781
                                                                    ------------
                                                                      43,082,571
                                                                    ------------
         Computers & Peripherals - 3.8%
  24,533 Apple Computer..........................................      3,331,888
 251,531 Compaq Computer Corp....................................      6,697,013
  46,711 * EMC Corp..............................................      5,838,875
  11,100 International Business Machines Corp....................      1,309,800
  44,100 Unisys Corp.............................................      1,124,550
                                                                    ------------
                                                                      18,302,126
                                                                    ------------
         Diversified Financials - 9.7%
 183,937 Citigroup, Inc..........................................     10,909,763
  27,333 Federal National Mortgage Assn..........................      1,542,606
 103,027 General Electric Co.....................................     15,988,503
  99,900 Goldman Sachs Group, Inc................................     10,501,987
  47,038 Lehman Brothers Holdings, Inc...........................      4,562,686
  18,100 Morgan Stanley, Dean Witter & Co. ......................      1,476,281
  16,500 Providian Financial Corp. ..............................      1,429,313
                                                                    ------------
                                                                      46,411,139
                                                                    ------------

 Shares                                                                Value
 COMMON STOCKS - continued
         Diversified Telecommunication
          Services - 3.2%
  27,550 ALLTEL Corp.............................................   $  1,737,372
  38,150 AT&T Corp...............................................      2,145,938
  24,650 * Global Crossing, Ltd..................................      1,009,109
  26,952 GTE Corp. ..............................................      1,913,592
 118,337 * MCI WorldCom, Inc.....................................      5,362,145
  48,850 * Winstar Communications, Inc. .........................      2,931,000
                                                                    ------------
                                                                      15,099,156
                                                                    ------------
         Electric Utilities - 1.9%
  23,935 Duke Energy Corp. ......................................      1,256,588
  28,369 FPL Group, Inc. ........................................      1,306,747
 134,800 PECO Energy Co..........................................      4,970,750
  43,650 Unicom Corp.............................................      1,593,225
                                                                    ------------
                                                                       9,127,310
                                                                    ------------
         Electronic Equipment &
          Instruments - 2.0%
  48,750 Flextronics International Ltd...........................      3,433,828
  58,150 * SCI Systems, Inc. ....................................      3,129,197
  73,060 * Solectron Corp. ......................................      2,926,966
                                                                    ------------
                                                                       9,489,991
                                                                    ------------
         Energy Equipment & Services - 0.6%
  92,650 Rowan Companies, Inc....................................      2,727,384
                                                                    ------------
         Food & Drug Retailing - 1.2%
 157,250 SYSCO Corp. ............................................      5,611,859
                                                                    ------------
         Gas Utilities - 0.7%
  79,868 El Paso Energy Corp. ...................................      3,224,671
                                                                    ------------
         Health Care Equipment &
          Supplies - 3.4%
  43,850 Bausch & Lomb, Inc......................................      2,288,422
  86,350 Biomet, Inc.............................................      3,140,981
  96,550 C.R. Bard, Inc..........................................      3,735,278
  71,400 PE Corp-PE Biosystems Group.............................      6,890,100
                                                                    ------------
                                                                      16,054,781
                                                                    ------------
         Health Care Providers &
          Services - 1.4%
  45,600 Cardinal Health, Inc. ..................................      2,091,900
 116,700 IMS Health, Inc.........................................      1,976,606
  21,150 United Healthcare Corp..................................      1,261,069
  18,081 * Wellpoint Health Networks, Inc., Cl. A................      1,263,410
                                                                    ------------
                                                                       6,592,985
                                                                    ------------
         Hotels Restaurants & Leisure - 0.9%
 102,050 * Harrahs Entertainment, Inc............................      1,894,303
  76,117 * Tricon Global Restaurants, Inc........................      2,364,384
                                                                    ------------
                                                                       4,258,687
                                                                    ------------
         Industrial Conglomerates - 1.1%
  57,150 Dover Corp. ............................................      2,736,056
  54,740 Tyco International, Ltd.................................      2,730,158
                                                                    ------------
                                                                       5,466,214
                                                                    ------------

                                   EVERGREEN
                              Stock Selector Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


 Shares                                                                Value
 COMMON STOCKS - continued
         Insurance - 2.7%
  55,650 Allmerica Financial Corp. ..............................   $  2,838,150
  86,417 American International Group, Inc.......................      9,462,661
  20,300 MGIC Investment Corp....................................        885,588
                                                                    ------------
                                                                      13,186,399
                                                                    ------------
         Internet & Catalog Retail - 0.7%
  39,900 * CDW Computer Centers, Inc.............................      3,369,056
                                                                    ------------
         Internet Software & Services - 1.7%
  59,640 * America Online, Inc. .................................      4,010,790
   7,450 * Ariba, Inc. ..........................................      1,561,706
  37,374 * PSINet, Inc. .........................................      1,271,300
   6,800 * Yahoo!, Inc. .........................................      1,165,350
                                                                    ------------
                                                                       8,009,146
                                                                    ------------
         Media - 5.4%
  59,250 * AMFM, Inc. ...........................................      3,680,906
 111,650 CBS Corp................................................      6,322,181
  44,950 Interpublic Group of Companies, Inc. ...................      2,123,888
  83,500 Seagram Co., Ltd. ......................................      4,968,250
  51,965 Time Warner, Inc. ......................................      5,196,500
  29,550 Tribune Co..............................................      1,080,422
 115,990 * USA Networks, Inc. ...................................      2,617,024
                                                                    ------------
                                                                      25,989,171
                                                                    ------------
         Metals & Mining - 2.4%
  74,300 Alcoa, Inc. ............................................      5,219,575
 128,250 Inco, Ltd...............................................      2,348,578
  48,900 Newmont Mining Corp. ...................................      1,097,194
 221,700 Worthington Industries, Inc. ...........................      2,743,537
                                                                    ------------
                                                                      11,408,884
                                                                    ------------
         Multiline Retail - 2.1%
  49,023 Target Corp. ...........................................      3,664,469
 114,840 Wal-Mart Stores, Inc. ..................................      6,373,620
                                                                    ------------
                                                                      10,038,089
                                                                    ------------
         Oil & Gas - 5.1%
 213,922 Anadarko Petroleum Corp. ...............................      8,276,107
  84,657 Apache Corp. ...........................................      4,211,686
  60,103 Exxon Mobil Corp. ......................................      4,676,765
 123,200 Kerr-McGee Corp. .......................................      7,114,800
                                                                    ------------
                                                                      24,279,358
                                                                    ------------
         Paper & Forest Products - 0.4%
  30,200 Boise Cascade Corp. ....................................      1,049,450
  20,050 Champion International Corp. ...........................      1,067,663
                                                                    ------------
                                                                       2,117,113
                                                                    ------------
         Personal Products - 2.0%
  58,400 Colgate-Palmolive Co....................................      3,292,300
  58,940 Gillette Co. ...........................................      2,221,301
  74,600 Kimberly-Clark Corp. ...................................      4,177,600
                                                                    ------------
                                                                       9,691,201
                                                                    ------------

 Shares                                                                Value
 COMMON STOCKS - continued
         Pharmaceuticals - 5.3%
  37,094 American Home Products Corp.............................   $  1,989,166
  30,800 * Elan Corp. Plc, ADR...................................      1,463,000
  45,211 Merck & Co., Inc. ......................................      2,808,733
 115,866 Pfizer, Inc.............................................      4,236,351
 183,750 Teva Pharmaceutical Industries, Ltd., ADR...............      6,856,172
  80,127 Warner-Lambert Co. .....................................      7,812,382
                                                                    ------------
                                                                      25,165,804
                                                                    ------------
         Road & Rail - 1.0%
  57,400 Kansas City Southern Industries, Inc. ..................      4,932,813
                                                                    ------------
         Semiconductor Equipment & Products - 9.3%
  24,050 * Advanced Micro Devices, Inc...........................      1,372,353
  30,800 * Applied Materials, Inc................................      2,902,900
  20,450 Intel Corp. ............................................      2,698,122
  89,420 * KLA-Tencor Corp.......................................      7,533,635
  46,350 * LSI Logic Corp........................................      3,366,169
  14,700 Micron Technology, Inc..................................      1,852,200
  49,700 * National Semiconductor Corp...........................      3,013,062
  19,750 * Novellus Systems, Inc.................................      1,108,469
  12,000 * PMC-Sierra, Inc.......................................      2,444,250
  36,750 * Teradyne, Inc.........................................      3,022,687
  76,832 Texas Instruments, Inc. ................................     12,293,120
  18,450 * Vitesse Semiconductor Corp. ..........................      1,775,813
  15,300 * Xilinx, Inc. .........................................      1,267,031
                                                                    ------------
                                                                      44,649,811
                                                                    ------------
         Software - 8.4%
  18,350 Adobe Systems, Inc......................................      2,042,584
  52,050 Autodesk, Inc...........................................      2,368,275
  65,950 * Informix Corp.........................................      1,117,028
 208,458 * Microsoft Corp. ......................................     22,148,663
  49,750 * Network Associates, Inc...............................      1,604,438
 109,700 * Oracle Systems Corp...................................      8,563,456
  19,950 * Remedy Corp. .........................................        840,394
  11,850 * Siebel Systems, Inc...................................      1,415,334
                                                                    ------------
                                                                      40,100,172
                                                                    ------------
         Specialty Retail - 3.7%
  93,246 * Abercrombie & Fitch Co., Cl. A........................      1,491,936
  74,250 * ADC Telecommunications, Inc...........................      4,000,219
  56,300 Circuit City Stores, Inc................................      3,427,262
  46,600 Gap, Inc. ..............................................      2,321,263
  24,100 Home Depot, Inc. .......................................      1,554,450
  80,828 Lowe's Companies, Inc. .................................      4,718,334
                                                                    ------------
                                                                      17,513,464
                                                                    ------------
         Wireless Telecommunications Services - 0.7%
  23,170 * Nextel Communications, Inc., Cl. A....................      3,434,953
                                                                    ------------
         Total Common Stocks
          (cost $374,496,462)....................................   $464,942,653
                                                                    ------------

                                   EVERGREEN
                              Stock Selector Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                              Value
 PREFERRED STOCKS - 0.6%
            Media - 0.6%
     57,269 News Corp., Ltd.
             (cost $1,051,120)...................................   $  2,734,595
                                                                    ------------
            Total Long-Term Investments
             (cost $375,547,582).................................    467,677,248
                                                                    ------------
 Principal
   Amount                                                              Value
 SHORT-TERM INVESTMENTS - 0.2%
            U.S. Treasury Bills
 $  845,000 5.70%, 6/29/2000
             (cost $833,360).....................................        833,360
                                                                    ------------

 Principal
   Amount                                                    Value
 REPURCHASE AGREEMENTS - 1.5%
 $7,289,951 Dresdner Bank
             5.90%, purchased 03/31/2000,
             maturing 04/03/2000,
             maturity value $7,293,535
             (cost $7,289,951) (a)........................          $  7,289,951
                                                                    ------------
            Total Investments -
             (cost $383,670,893)..........................    99.6%  475,800,559
            Other Assets and
             Liabilities - net............................     0.4     1,999,897
                                                             -----  ------------
            Net Assets....................................   100.0% $477,800,456
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by: $7,440,372 U.S. Trea-sury Bond, 8.75%, 5/15/2017 value including accrued interest $7,630,395.
 *  Non-income producing security.

Summary of Abbreviations
ADRAmerican Depository Receipt



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


 Shares                                                               Value

 COMMON STOCKS - 98.2%
         Biotechnology - 1.9%
  80,000 * Amgen, Inc..........................................   $    4,910,000
 146,000 * Genzyme Transgenics Corp............................        2,920,000
 165,000 * Immmunex Corp.......................................       10,467,188
  40,000 * MedImmune, Inc......................................        6,965,000
                                                                  --------------
                                                                      25,262,188
                                                                  --------------
         Commercial Services &
          Supplies - 1.2%
 300,000 Paychex, Inc..........................................       15,712,500
                                                                  --------------
         Communications Equipment - 13.9%
 135,000 * CIENA Corp. (b).....................................       17,026,875
 800,000 * Cisco Systems, Inc..................................       61,850,000
 140,000 Ericsson LM Telephone Co., Cl. B, ADR.................       13,133,750
 260,000 Motorola, Inc.........................................       37,017,500
 200,000 Nokia Corp., ADR......................................       43,450,000
 100,000 Nortel Networks Corp. (b).............................       12,600,000
                                                                  --------------
                                                                     185,078,125
                                                                  --------------
         Computers & Peripherals - 8.4%
 336,200 * EMC Corp............................................       42,025,000
 270,000 International Business Machines Corp..................       31,860,000
 100,000 Palm, Inc. (b)........................................        4,487,500
 193,500 * Seagate Technology..................................       11,658,375
 230,000 * Sun Microsystems, Inc...............................       21,551,719
                                                                  --------------
                                                                     111,582,594
                                                                  --------------
         Diversified Financials - 8.8%
 110,000 American Express Co...................................       16,383,125
 493,800 Citigroup, Inc........................................       29,288,513
 275,000 General Electric Co...................................       42,676,562
 210,000 Morgan Stanley, Dean Witter & Co......................       17,128,125
 105,000 Vivendi SA............................................       12,115,400
                                                                  --------------
                                                                     117,591,725
                                                                  --------------
         Diversified Telecommunication Services - 2.3%
 235,000 * Global Crossing, Ltd. (b)...........................        9,620,313
 155,000 * McLeod USA, Inc., Cl. A (b).........................       13,145,937
 125,000 Sonera Oyj............................................        8,534,163
                                                                  --------------
                                                                      31,300,413
                                                                  --------------
         Electronic Equipment & Instruments - 4.2%
 205,000 * JDS Uniphase Corp...................................       24,715,313
 255,500 * Sandisk Corp........................................       31,298,750
                                                                  --------------
                                                                      56,014,063
                                                                  --------------
         Energy Equipment & Services - 6.3%
 200,000 * BJ Services Co., Inc. ..............................       14,775,000
 300,000 Diamond Offshore Drilling, Inc. (b)...................       11,981,250
 515,000 ENSCO International, Inc..............................       18,604,375
 485,000 * Nabors Industries, Inc..............................       18,824,062
 300,000 * R&B Falcon Corp.....................................        5,906,250
 250,000 * Weatherford International, Inc......................       14,734,375
                                                                  --------------
                                                                      84,825,312
                                                                  --------------

 Shares                                                               Value

 COMMON STOCKS - continued
         Health Care Equipment &
          Supplies - 1.1%
 281,600 Medtronic, Inc. ......................................   $   14,484,800
                                                                  --------------
         Health Care Providers &
          Services - 2.0%
 750,000 * Health Management Associates, Inc., Cl. A...........       10,687,500
 280,000 United Healthcare Corp. ..............................       16,695,000
                                                                  --------------
                                                                      27,382,500
                                                                  --------------
         Industrial Conglomerates - 1.5%
 400,000 Tyco International, Ltd. .............................       19,950,000
                                                                  --------------
         Insurance - 1.6%
 196,875 American International Group, Inc. ...................       21,557,813
                                                                  --------------
         Internet Software & Services - 2.5%
 325,000 * America Online, Inc.................................       21,856,250
  75,000 VeriSign, Inc.........................................       11,212,500
                                                                  --------------
                                                                      33,068,750
                                                                  --------------
         Media - 5.9%
 300,000 * CBS Corp............................................       16,987,500
 140,000 * Clear Channel Communications, Inc. .................        9,668,750
 300,000 Seagram Co., Ltd......................................       17,850,000
 188,900 Time Warner, Inc......................................       18,890,000
 300,000 * Viacom, Inc., Cl. B.................................       15,825,000
                                                                  --------------
                                                                      79,221,250
                                                                  --------------
         Multiline Retail - 2.3%
 230,000 * Costco Wholesale Corp...............................       12,089,375
 330,000 Wal-Mart Stores, Inc..................................       18,315,000
                                                                  --------------
                                                                      30,404,375
                                                                  --------------
         Oil & Gas - 1.2%
 335,000 Apache Corp...........................................       16,666,250
                                                                  --------------
         Pharmaceuticals - 8.6%
 765,000 American Home Products Corp...........................       41,023,125
 735,050 Pharmacia & Upjohn, Inc...............................       43,551,712
 275,000 Schering-Plough Corp..................................       10,106,250
 400,000 * Shire Pharmaceuticals Group Plc,
          ADR (b)..............................................       20,500,000
                                                                  --------------
                                                                     115,181,087
                                                                  --------------
         Semiconductor Equipment & Products - 12.6%
  70,000 * Broadcom Corp. (b)..................................       17,001,250
  50,000 Infineon Technologies AG..............................        2,731,411
 450,000 Intel Corp. ..........................................       59,371,875
 285,000 * Microchip Technology, Inc...........................       18,738,750
 160,000 Micron Technology, Inc. ..............................       20,160,000
  75,000 * PMC-Sierra, Inc. ...................................       15,276,563
 204,200 * Teradyne, Inc. .....................................       16,795,450
 182,800 * Vitesse Semiconductor Corp..........................       17,594,500
                                                                  --------------
                                                                     167,669,799
                                                                  --------------

                                   EVERGREEN
                             Strategic Growth Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


 Shares                                                               Value
 COMMON STOCKS - continued
         Software - 6.8%
 305,000 * Microsoft Corp......................................   $   32,406,250
 400,000 * Oracle Systems Corp.................................       31,225,000
 207,575 * Veritas Software Corp...............................       27,192,325
                                                                  --------------
                                                                      90,823,575
                                                                  --------------
         Specialty Retail - 3.2%
 330,000 * Best Buy Co., Inc...................................       28,380,000
 224,100 Home Depot, Inc.......................................       14,454,450
                                                                  --------------
                                                                      42,834,450
                                                                  --------------
         Wireless Telecommunications Services - 1.9%
  93,400 Vodafone AirTouch Plc, ADR (b)........................        5,189,537
 158,310 * Voicestream Wireless Corp. (b)......................       20,392,307
                                                                  --------------
                                                                      25,581,844
                                                                  --------------
         Total Common Stocks
          (cost $801,460,290)..................................   $1,312,193,413
                                                                  --------------

   Shares                                                            Value

 SHORT-TERM INVESTMENTS - 8.0%
             Mutual Fund Shares - 5.9%
  78,071,822 Navigator Prime Portfolio
              (cost $78,071,822) (c)..........................   $   78,071,822
                                                                 --------------
             U.S. Treasury Obligations - 0.1%
      59,500 U.S. Treasury Bonds & Notes 3.38% - 13.88%,
              4/30/2000 - 11/15/2026
              (cost $1,652,832) (c)...........................        1,652,832
                                                                 --------------
  Principal
   Amount                                                            Value

             Repurchase Agreement - 2.1%
  10,819,261 Evergreen Joint Repurchase Agreement, Investments
              in repurchase agreements, in a joint trading
              account, purchased 3/31/2000, 6.10%, maturing
              4/3/2000, maturity value $27,909,180
              (cost $27,895,000) (a)..........................       27,895,000
                                                                 --------------
             Total Short-Term Investments
              (cost $105,966,822).............................      107,619,654
                                                                 --------------

             Total Investments -
              (cost $909,079,944)......................   106.3%  1,419,813,067
             Other Assets and
              Liabilities - net........................    (6.3)    (84,268,016)
                                                          -----  --------------
             Net Assets................................   100.0% $1,335,545,051
                                                          =====  ==============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at March 31, 2000.
(b) All or a portion of this security is on loan.
(c) Represents investment in cash collateral received for securities on loan.
 *  Non-income producing security.

Summary of Abbreviations
ADRAmerican Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - 96.4%
            Aerospace & Defense - 0.8%
      1,000 Boeing Co. ...........................................   $    37,938
        900 General Motors Corp., Cl. H...........................       112,050
      1,000 United Technologies Corp. ............................        63,187
                                                                     -----------
                                                                         213,175
                                                                     -----------
            Air Freight & Couriers - 0.2%
        820 United Parcel Service, Inc., Cl. B....................        51,660
                                                                     -----------
            Automobiles - 0.6%
      2,000 Ford Motor Co. .......................................        91,875
      1,100 General Motors Corp. .................................        91,094
                                                                     -----------
                                                                         182,969
                                                                     -----------
            Banks - 2.3%
      8,700 BankAmerica Corp. ....................................       456,206
      1,570 Chase Manhattan Corp. ................................       136,885
      1,200 Wells Fargo Co. ......................................        49,125
                                                                     -----------
                                                                         642,216
                                                                     -----------
            Beverages - 1.6%
      1,500 Anheuser Busch Companies, Inc. .......................        93,375
     10,000 Coca-Cola Co. Femsa SA, ADR...........................       185,625
      5,400 Pepsico, Inc. ........................................       186,637
                                                                     -----------
                                                                         465,637
                                                                     -----------
            Biotechnology - 0.5%
      2,100 * Amgen, Inc. ........................................       128,888
                                                                     -----------
            Chemicals - 0.4%
      2,000 DuPont (E.I.) De Nemours & Co. .......................       105,750
        310 Praxair, Inc. ........................................        12,904
                                                                     -----------
                                                                         118,654
                                                                     -----------
            Commercial Services &
             Supplies - 0.9%
      1,000 Automatic Data Processing, Inc. ......................        48,250
      2,000 * Computer Sciences Corp. ............................       158,250
        800 First Data Corp. .....................................        35,400
                                                                     -----------
                                                                         241,900
                                                                     -----------
            Communications Equipment - 10.8%
     15,300 * Cisco Systems, Inc. ................................     1,182,881
        470 Corning, Inc. ........................................        91,180
      1,200 Ericsson LM Telephone Co., Cl. B, ADR.................       112,575
        600 * Juniper Networks, Inc. .............................       158,138
      1,800 Motorola, Inc. .......................................       256,275
      1,700 Nokia Corp., ADR......................................       369,325
      4,930 Nortel Networks Corp. ................................       621,180
      1,780 * Qualcomm, Inc. .....................................       265,776
                                                                     -----------
                                                                       3,057,330
                                                                     -----------
            Computers & Peripherals - 7.4%
      3,000 Compaq Computer Corp. ................................        79,875
      4,900 * Dell Computer Corp. ................................       264,294
      2,900 * EMC Corp. ..........................................       362,500
      1,000 * Gateway, Inc. ......................................        53,000
      2,000 Hewlett-Packard Co. ..................................       265,125

   Shares                                                               Value

 COMMON STOCKS - continued
            Computers & Peripherals - continued
      6,000 International Business Machines Corp..................   $   708,000
      3,800 * Sun Microsystems, Inc...............................       356,072
                                                                     -----------
                                                                       2,088,866
                                                                     -----------
            Diversified Financials - 9.9%
      2,000 American Express Co...................................       297,875
      7,350 Citigroup, Inc........................................       435,947
      1,700 Federal Home Loan Mtge. Assn. ........................        75,119
      1,700 Federal National Mortgage Assn. ......................        95,944
      9,060 General Electric Co...................................     1,405,998
      4,000 Merrill Lynch & Co., Inc..............................       420,000
      1,060 Morgan Stanley, Dean Witter & Co......................        86,456
                                                                     -----------
                                                                       2,817,339
                                                                     -----------
            Diversified Telecommunication Services - 7.6%
      5,100 AT&T Corp.............................................       286,875
      2,800 Bell Atlantic Corp....................................       171,150
     22,550 * Global Crossing, Ltd. ..............................       923,141
      1,700 GTE Corp..............................................       120,700
      5,800 * MCI WorldCom, Inc. .................................       262,812
      6,400 SBC Communications, Inc...............................       268,800
      2,000 Sprint Corp. .........................................       126,000
                                                                     -----------
                                                                       2,159,478
                                                                     -----------
            Electric Utilities - 0.5%
      1,400 Duke Energy Corp. ....................................        73,500
      2,600 Southern Co. .........................................        56,550
                                                                     -----------
                                                                         130,050
                                                                     -----------
            Electronic Equipment & Instruments - 4.9%
     20,000 * Meade Instruments Corp. ............................     1,380,000
                                                                     -----------
            Energy Equipment & Services - 0.7%
      2,400 Baker Hughes, Inc. ...................................        72,600
        800 Halliburton Co. ......................................        32,800
      1,000 Schlumberger, Ltd. ...................................        76,500
        193 Transocean Sedco Forex, Inc. .........................         9,903
                                                                     -----------
                                                                         191,803
                                                                     -----------
            Food & Drug Retailing - 0.3%
      1,500 CVS Corp. ............................................        56,344
        800 * Safeway, Inc. ......................................        36,200
                                                                     -----------
                                                                          92,544
                                                                     -----------
            Health Care Equipment &
             Supplies - 2.3%
        400 Baxter International, Inc. ...........................        25,075
        400 Guidant Corp. ........................................        23,525
      4,000 Medtronic, Inc. ......................................       205,750
      4,000 PE Corp-PE Biosystems Group...........................       386,000
                                                                     -----------
                                                                         640,350
                                                                     -----------
            Hotels Restaurants & Leisure - 0.3%
      2,300 McDonald's Corp. .....................................        86,394
                                                                     -----------

                                   EVERGREEN
                           Tax Strategic Equity Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - continued
            Household Durables - 0.1%
      1,500 Ethan Allen Interiors, Inc. ..........................   $    37,500
                                                                     -----------
            Industrial Conglomerates - 1.9%
      3,750 Honeywell International, Inc. ........................       197,578
      1,400 Minnesota Mining & Manufacturing Co. .................       123,988
      4,300 Tyco International, Ltd. .............................       214,462
                                                                     -----------
                                                                         536,028
                                                                     -----------
            Insurance - 3.5%
      5,000 AFLAC, Inc. ..........................................       227,812
      4,062 American International Group, Inc. ...................       444,789
     10,000 Mony Group, Inc. .....................................       323,125
                                                                     -----------
                                                                         995,726
                                                                     -----------
            Internet Software & Services - 1.6%
      3,600 * America Online, Inc. ...............................       242,100
      1,200 * Yahoo!, Inc. .......................................       205,650
                                                                     -----------
                                                                         447,750
                                                                     -----------
            Leisure Equipment & Products - 0.2%
        900 Eastman Kodak Co. ....................................        48,881
                                                                     -----------
            Media - 4.8%
      1,400 CBS Corp. ............................................        79,275
      1,700 * Clear Channel Communications, Inc. .................       117,406
     10,900 Disney (Walt) Co. ....................................       450,988
      6,400 Time Warner, Inc. ....................................       640,000
      1,300 * Viacom, Inc., Cl. B.................................        68,575
                                                                     -----------
                                                                       1,356,244
                                                                     -----------
            Multiline Retail - 2.2%
      1,800 * Costco Wholesale Corp. .............................        94,612
        800 Target Corp. .........................................        59,800
      8,700 Wal-Mart Stores, Inc. ................................       482,850
                                                                     -----------
                                                                         637,262
                                                                     -----------
            Oil & Gas - 4.6%
      2,000 Chevron Corp. ........................................       184,875
     10,252 Exxon Mobil Corp. ....................................       797,734
      4,900 Royal Dutch Petroleum Co. ............................       282,056
        500 Texaco, Inc. .........................................        26,812
                                                                     -----------
                                                                       1,291,477
                                                                     -----------
            Paper & Forest Products - 0.1%
        700 International Paper Co. ..............................        29,925
                                                                     -----------

   Shares                                                               Value

 COMMON STOCKS - continued
            Personal Products - 1.0%
        950 Colgate-Palmolive Co. ................................   $    53,556
      3,000 Gillette Co. .........................................       113,063
      2,200 Procter & Gamble Co. .................................       123,750
                                                                     -----------
                                                                         290,369
                                                                     -----------
            Pharmaceuticals - 5.4%
      1,500 Abbott Laboratories...................................        52,781
      2,500 American Home Products Corp. .........................       134,063
      3,600 Bristol-Myers Squibb Co. .............................       207,900
      1,900 Lilly (Eli) & Co. ....................................       119,700
      3,800 Merck & Co., Inc. ....................................       236,075
      7,800 Pfizer, Inc. .........................................       285,187
        800 Pharmacia & Upjohn, Inc. .............................        47,400
      1,900 Schering-Plough Corp. ................................        69,825
      4,000 Warner-Lambert Co. ...................................       390,000
                                                                     -----------
                                                                       1,542,931
                                                                     -----------
            Semiconductor Equipment & Products - 6.2%
      2,400 * Applied Materials, Inc. ............................       226,200
      9,600 Intel Corp. ..........................................     1,266,600
      1,700 Texas Instruments, Inc. ..............................       272,000
                                                                     -----------
                                                                       1,764,800
                                                                     -----------
            Software - 7.3%
        850 Computer Associates International, Inc. ..............        50,309
     12,700 * Microsoft Corp. ....................................     1,349,375
      8,600 * Oracle Systems Corp. ...............................       671,338
                                                                     -----------
                                                                       2,071,022
                                                                     -----------
            Specialty Retail - 1.2%
      3,900 Home Depot, Inc. .....................................       251,550
      2,000 Tandy Corp. ..........................................       101,500
                                                                     -----------
                                                                         353,050
                                                                     -----------
            Tobacco - 0.2%
      2,500 Philip Morris Cos., Inc. .............................        52,813
                                                                     -----------
            Wireless Telecommunications Services - 3.5%
      5,000 * Nextel Communications, Inc., Cl. A..................       741,250
      4,000 * Sprint Corp. (PCS Group), Ser. 1....................       261,250
                                                                     -----------
                                                                       1,002,500
                                                                     -----------
            Real Estate - 0.6%
      5,148 Inversiones y Representaciones, SA, GDR...............       160,875
                                                                     -----------
            Total Common Stocks
             (cost $19,816,893)...................................    27,308,406
                                                                     -----------

                                   EVERGREEN
                           Tax Strategic Equity Fund
                                   EVERGREEN
                           Tax Strategic Equity Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 REPURCHASE AGREEMENTS - 15.2%
  $4,294,000 State Street Bank & Trust Co., 6.05%, purchased
              03/31/2000, maturing 04/03/2000, maturity value
              $4,296,165
              (cost $4,294,000) (a).............................   $ 4,294,000
                                                                   -----------

            Total Investments -
             (cost $24,110,893)...........................   111.6%  31,602,406
            Other Assets and
             Liabilities - net............................   (11.6)  (3,278,802)
                                                             -----  -----------
            Net Assets....................................   100.0% $28,323,604
                                                             =====  ===========

(a) The repurchase agreement is fully collateralized by: $4,405,000 FFCB, 5.70%, 5/17/2002; value including accrued interest $4,384,140.
 *  Non-income producing security.

Summary of Abbreviations
ADRAmerican Depository Receipt
GDRGlobal Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Assets and Liabilities
                           March 31, 2000 (Unaudited)

                           Aggressive     Capital                        Growth       Masters
                          Growth Fund   Growth Fund   Evergreen Fund      Fund          Fund
-------------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $275,592,368  $382,414,592  $1,518,506,007  $531,605,456  $262,627,605
 Repurchase agreements,
  at amortized cost.....    37,330,000    10,819,261      21,644,000    20,166,994     4,499,000
-------------------------------------------------------------------------------------------------
 Total identified cost
  of investments........   312,922,368   393,233,853   1,540,150,007   551,772,450   267,126,605
 Net unrealized gains on
  securities............   147,828,860    50,289,030     535,793,651   185,451,043    58,722,136
-------------------------------------------------------------------------------------------------
 Market value of
  securities............   460,751,228   443,522,883   2,075,943,658   737,223,493   325,848,741
 Cash...................           626             0             921             0         3,474
 Receivable for
  securities sold.......     7,256,803             0       3,662,489    12,069,633     5,476,013
 Receivable for Fund
  shares sold...........     2,313,531     1,597,055       1,108,689       275,622     1,167,722
 Dividends and interest
  receivable............        71,536       673,479       1,012,696        62,114       187,638
 Deferred organization
  expenses..............         1,752             0               0             0             0
 Prepaid expenses and
  other assets..........        36,978        96,954         102,567        78,420        38,114
-------------------------------------------------------------------------------------------------
 Total assets...........   470,432,454   445,890,371   2,081,831,020   749,709,282   332,721,702
-------------------------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............    22,267,013             0      19,069,706     9,746,393     4,868,022
 Payable for Fund shares
  redeemed..............     1,022,217     1,415,454       4,371,210     2,434,897       906,268
 Payable for securities
  on loan...............             0     7,370,000               0    90,748,384             0
 Advisory fee payable...        18,501        28,433         131,395        24,903        22,799
 Distribution Plan
  expenses payable......        15,122        22,204          59,779        37,766        13,903
 Due to other related
  parties...............         3,558         5,331               0         7,717             0
 Accrued expenses and
  other liabilities.....        57,474        74,548         307,511       198,452       147,137
-------------------------------------------------------------------------------------------------
 Total liabilities......    23,383,885     8,915,970      23,939,601   103,198,512     5,958,129
-------------------------------------------------------------------------------------------------
Net assets..............  $447,048,569  $436,974,401  $2,057,891,419  $646,510,770  $326,763,573
-------------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $182,159,330  $353,633,926  $  813,604,654  $339,516,721  $242,954,149
 Net investment loss....    (1,636,452)   (1,525,928)     (6,349,101)   (4,063,811)   (1,599,294)
 Accumulated net
  realized gains on
  securities and foreign
  currency related
  transactions..........   118,696,831    34,577,373     714,842,215   125,606,817    26,686,584
 Net unrealized gains on
  securities and foreign
  currency related
  transactions..........   147,828,860    50,289,030     535,793,651   185,451,043    58,722,134
-------------------------------------------------------------------------------------------------
Total net assets........  $447,048,569  $436,974,401  $2,057,891,419  $646,510,770  $326,763,573
-------------------------------------------------------------------------------------------------
Net assets consist of
 Class A................  $279,739,896  $218,854,830  $  197,402,355  $113,290,067  $198,955,282
 Class B................   109,539,106     3,422,824     671,140,717     2,162,524   116,293,180
 Class C................    10,884,611   214,688,160      14,943,585   443,828,697     7,481,707
 Class Y................    46,884,956         8,587   1,174,404,762    87,229,482     4,033,404
-------------------------------------------------------------------------------------------------
Total net assets........  $447,048,569  $436,974,401  $2,057,891,419  $646,510,770  $326,763,573
-------------------------------------------------------------------------------------------------
Shares outstanding
 Class A................     7,282,762     8,721,401       7,134,296     4,723,909    14,999,970
 Class B................     2,968,577       136,806      24,828,644        94,138     8,835,274
 Class C................       295,833     9,124,425         553,528    19,337,680       569,401
 Class Y................     1,199,814           340      41,969,094     3,617,118       303,315
-------------------------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $      38.41  $      25.09  $        27.67  $      23.98  $      13.26
-------------------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales
  charge of 4.75%)......  $      40.33  $      26.34  $        29.05  $      25.18  $      13.92
-------------------------------------------------------------------------------------------------
 Class B................  $      36.90  $      25.02  $        27.03  $      22.97  $      13.16
-------------------------------------------------------------------------------------------------
 Class C................  $      36.79  $      23.53  $        27.00  $      22.95  $      13.14
-------------------------------------------------------------------------------------------------
 Class Y................  $      39.08  $      25.25  $        27.98  $      24.12  $      13.30
-------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Assets and Liabilities
                           March 31, 2000 (Unaudited)

                                                             Stock                          Tax
                                          Small Company     Selector      Strategic      Strategic
                            Omega Fund     Growth Fund        Fund       Growth Fund    Equity Fund
----------------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $1,478,128,167  $1,041,727,849  $376,380,942  $  881,184,944  $19,816,893
 Repurchase agreements,
  at amortized cost.....      47,576,000      18,281,000     7,289,951      27,895,000    4,294,000
----------------------------------------------------------------------------------------------------
 Total identified cost
  of investments........   1,525,704,167   1,060,008,849   383,670,893     909,079,944   24,110,893
 Net unrealized gains on
  securities............     504,622,586     434,208,287    92,129,666     510,733,123    7,491,513
----------------------------------------------------------------------------------------------------
 Market value of
  securities............   2,030,326,753   1,494,217,136   475,800,559   1,419,813,067   31,602,406
 Cash...................             341             242             0             191          273
 Receivable for
  securities sold.......      28,170,471      58,557,377     2,586,005       4,078,011      193,613
 Receivable for Fund
  shares sold...........      23,761,078       2,300,905       236,575       1,334,710            0
 Dividends and interest
  receivable............         284,501         105,667       370,474         569,451       14,029
 Receivable for daily
  variation margin on
  closed futures
  contracts.............               0               0        68,750               0            0
 Prepaid expenses and
  other assets..........         411,766         200,417        54,684         249,317       36,496
----------------------------------------------------------------------------------------------------
 Total assets...........   2,082,954,910   1,555,381,744   479,117,047   1,426,044,747   31,846,817
----------------------------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............      40,991,902      32,302,854     1,270,573       9,783,322    3,446,769
 Payable for Fund shares
  redeemed..............       1,462,141       1,812,571             0         684,007       65,901
 Payable for securities
  on loan...............     172,674,946     195,567,504             0      79,724,654            0
 Advisory fee payable...          73,413          42,790        25,469          43,655        2,017
 Distribution Plan
  expenses payable......         102,562          31,816           533          32,608        1,658
 Due to other related
  parties...............          14,782          10,498         3,859          10,777          232
 Accrued expenses and
  other liabilities.....          52,449         151,241        16,157         220,673        6,636
----------------------------------------------------------------------------------------------------
 Total liabilities......     215,372,195     229,919,274     1,316,591      90,499,696    3,523,213
----------------------------------------------------------------------------------------------------
Net assets..............  $1,867,582,715  $1,325,462,470  $477,800,456  $1,335,545,051  $28,323,604
----------------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $1,237,593,868  $  554,376,983  $334,702,651  $  673,961,787  $21,909,667
 Net investment loss....      (5,921,746)     (3,794,982)      (11,825)     (2,391,853)     (81,149)
 Accumulated net
  realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     131,288,007     340,672,180    50,979,964     153,242,101     (996,427)
 Net unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions..........     504,622,586     434,208,289    92,129,666     510,733,016    7,491,513
----------------------------------------------------------------------------------------------------
Total net assets........  $1,867,582,715  $1,325,462,470  $477,800,456  $1,335,545,051  $28,323,604
----------------------------------------------------------------------------------------------------
Net assets consists of
 Class A................  $  739,255,568  $1,225,393,969  $ 23,069,294  $1,239,108,316  $ 9,062,005
 Class B................     981,956,174      86,076,417     3,014,071      89,133,480   13,615,771
 Class C................     130,643,215       9,332,369       417,337       5,425,052    4,360,544
 Class Y................      15,727,758       4,659,715   451,299,754       1,878,203    1,285,284
----------------------------------------------------------------------------------------------------
Total net assets........  $1,867,582,715  $1,325,462,470  $477,800,456  $1,335,545,051  $28,323,604
----------------------------------------------------------------------------------------------------
Shares outstanding
 Class A................      18,256,089     108,864,947     1,126,129      89,246,811      529,842
 Class B................      26,179,776       7,778,362       150,202       6,547,184      803,859
 Class C................       3,475,040         842,673        20,497         398,030      256,956
 Class Y................         385,768         411,295    21,957,606         136,795       74,727
----------------------------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $        40.49  $        11.26  $      20.49  $        13.88  $     17.10
----------------------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales
  charge of 4.75%)......  $        42.51  $        11.82  $      21.51  $        14.57  $     17.95
----------------------------------------------------------------------------------------------------
 Class B................  $        37.51  $        11.07  $      20.07  $        13.61  $     16.94
----------------------------------------------------------------------------------------------------
 Class C................  $        37.59  $        11.07  $      20.36  $        13.63  $     16.97
----------------------------------------------------------------------------------------------------
 Class Y................  $        40.77  $        11.33  $      20.55  $        13.73  $     17.20
----------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                            Statements of Operations
                  Six Months Ended March 31, 2000 (Unaudited)

                           Aggressive
                             Growth       Capital       Evergreen       Growth       Masters
                              Fund      Growth Fund       Fund           Fund         Fund
-----------------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $821, $0,
  $16,931, $0 and $0,
  respectively).........  $    291,282  $  3,019,686  $   7,673,849  $    230,468  $   903,999
 Securities lending
  income................             0         9,997              0       142,112            0
 Interest...............       304,849       503,143      1,675,835     1,155,914      333,817
-----------------------------------------------------------------------------------------------
Total investment
 income.................       596,131     3,532,826      9,349,684     1,528,494    1,237,816
-----------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........       965,795     1,983,461      8,706,538     1,928,720    1,330,650
 Distribution Plan
  expenses..............       715,736     1,521,629      3,722,402     2,072,862      752,549
 Administrative services
  fees..................       115,859       371,899        504,988       413,297       91,794
 Transfer agent fee.....       303,294       891,834      2,159,470       624,155      462,497
 Trustees' fees and
  expenses..............         6,090         7,104         40,502         9,371        2,589
 Printing and postage
  expenses..............        25,181        44,811        124,480       143,631       21,925
 Custodian fee..........        47,011       157,456        319,154        74,528       33,171
 Registration and filing
  fees..................        21,370        50,715         31,689        79,978       74,672
 Professional fees......         8,488        30,746         21,164        26,936        8,707
 Organization expenses..         2,590             0              0             0            0
 Other..................        18,567        10,936        104,197       231,172       58,326
-----------------------------------------------------------------------------------------------
 Total expenses.........     2,229,981     5,070,591     15,734,584     5,604,650    2,836,880
 Less: Expense
  reductions............       (12,825)      (11,837)      (147,727)      (12,345)      (5,006)
-----------------------------------------------------------------------------------------------
 Net expenses...........     2,217,156     5,058,754     15,586,857     5,592,305    2,831,874
-----------------------------------------------------------------------------------------------
 Net investment loss....    (1,621,025)   (1,525,928)    (6,237,173)   (4,063,811)  (1,594,058)
-----------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions
 Net realized gains or
  losses on:
 Securities.............   120,545,131    42,463,393    768,502,487   129,367,580   27,260,588
 Foreign currency
  related transactions..             0             0              0             0         (714)
-----------------------------------------------------------------------------------------------
 Net realized gains on
  securities and foreign
  currency related
  transactions..........   120,545,131    42,463,393    768,502,487   129,367,580   27,259,874
-----------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    50,784,317   (19,787,282)  (409,419,302)  118,280,435   53,621,514
-----------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities and foreign
  currency related
  transactions..........   171,329,448    22,676,111    359,083,185   247,648,015   80,881,388
-----------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............  $169,708,423  $ 21,150,183  $ 352,846,012  $243,584,204  $79,287,330
-----------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                            Statements of Operations
                  Six Months Ended March 31, 2000 (Unaudited)

                                           Small                                    Tax
                                          Company        Stock      Strategic    Strategic
                             Omega         Growth      Selector       Growth       Equity
                              Fund          Fund         Fund          Fund         Fund
--------------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $0, $0,
  $14,902, $0 and $239,
  respectively).........  $  1,430,982  $  1,164,044  $ 1,990,831  $  2,503,151  $   79,612
 Securities lending
  income................       403,893       579,605            0       305,321           0
 Interest...............     1,835,532       678,591      278,335       754,224      69,260
--------------------------------------------------------------------------------------------
Total investment
 income.................     3,670,407     2,422,240    2,269,166     3,562,696     148,872
--------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........     3,524,000     2,642,317    1,711,638     2,692,414     104,733
 Distribution Plan
  expenses..............     4,124,024     1,886,400       43,546     1,864,784      78,237
 Transfer agent fee.....     1,073,225       967,669       73,277       594,319      14,128
 Administrative services
  fees..................       406,689       352,739      145,072       351,648       7,406
 Trustees' fees and
  expenses..............        23,756        23,538        6,551        22,061         226
 Printing and postage
  expenses..............       112,663        91,303       26,080       122,521       2,350
 Custodian fee..........       212,096       208,175       46,726       170,015       6,987
 Registration and filing
  fees..................       130,608        38,818       13,866       130,633      16,066
 Professional fees......        10,055        26,719        9,988        12,091       7,835
 Other..................        11,807        24,132       26,725        16,056         662
--------------------------------------------------------------------------------------------
 Total expenses.........     9,628,923     6,261,810    2,103,469     5,976,542     238,630
 Less: Expense
  reductions............       (44,976)      (85,783)      (9,681)      (51,920)     (6,391)
   Fee waivers..........             0             0            0             0      (2,218)
--------------------------------------------------------------------------------------------
 Net expenses...........     9,583,947     6,176,027    2,093,788     5,924,622     230,021
--------------------------------------------------------------------------------------------
 Net investment income
  (loss)................    (5,913,540)   (3,753,787)     175,378    (2,361,926)    (81,149)
--------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions
 Net realized gains or
  losses on:
 Securities.............   136,704,265   373,972,053   56,474,550   171,258,220    (405,910)
 Futures contracts......             0             0     (476,610)            0           0
 Foreign currency
  related transactions..             0             0            0        87,480           0
--------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..   136,704,265   373,972,053   55,997,940   171,345,700    (405,910)
--------------------------------------------------------------------------------------------
 Net change in
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions..........   386,129,527   228,720,101    9,375,800   264,817,533   4,900,438
--------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions..........   522,833,792   602,692,154   65,373,740   436,163,233   4,494,528
--------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............  $516,920,252  $598,938,367  $65,549,118  $433,801,307  $4,413,379
--------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                  Six Months Ended March 31, 2000 (Unaudited)

                           Aggressive      Capital
                             Growth        Growth         Evergreen        Growth        Masters
                              Fund        Fund (a)          Fund          Fund (a)         Fund
----------------------------------------------------------------------------------------------------
Operations
 Net investment loss....  $ (1,621,025) $  (1,525,928) $    (6,237,173) $  (4,063,811) $ (1,594,058)
 Net realized gains on
  securities and foreign
  currency related
  transactions..........   120,545,131     42,463,393      768,502,487    129,367,580    27,259,874
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    50,784,317    (19,787,282)    (409,419,302)   118,280,435    53,621,514
----------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............   169,708,423     21,150,183      352,846,012    243,584,204    79,287,330
----------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net realized gains
 Class A................   (20,816,669)    (5,632,668)      (7,730,128)    (4,502,995)            0
 Class B................    (7,498,494)       (18,912)     (28,422,225)        (3,857)            0
 Class C................      (661,363)    (5,500,066)        (593,074)   (17,616,172)            0
 Class Y................    (3,525,812)           (28)     (47,142,087)    (2,301,558)            0
----------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........   (32,502,338)   (11,151,674)     (83,887,514)   (24,424,582)            0
----------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    92,224,936    130,238,749    1,315,440,600    134,656,825    25,689,764
 Payment for shares
  redeemed..............   (67,201,429)  (253,095,360)  (1,530,366,325)  (193,172,225)  (37,224,411)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........    28,277,239     10,859,885       78,318,797     23,726,825             0
----------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    53,300,746   (111,996,726)    (136,606,928)   (34,788,575)  (11,534,647)
----------------------------------------------------------------------------------------------------
  Total increase in net
   assets...............   190,506,831   (101,998,217)     132,351,570    184,371,047    67,752,683
Net assets
 Beginning of period....   256,541,738    538,972,618    1,925,539,849    462,139,723   259,010,890
----------------------------------------------------------------------------------------------------
 End of period..........  $447,048,569  $ 436,974,401  $ 2,057,891,419  $ 646,510,770  $326,763,573
----------------------------------------------------------------------------------------------------
Overdistributed net
 investment income or
 accumulated net
 investment loss........  $ (1,636,452) $  (1,525,928) $    (6,349,101) $  (4,063,811) $ (1,599,294)
----------------------------------------------------------------------------------------------------

(a) Effective October 18, 1999, shareholders of Class A, Class B and Class Y shares of Mentor Capital Growth Portfolio and Mentor Growth Portfolio be-came owners of that number of full and fractional shares of Class A, Class C, and Class Y shares, respectively, of Evergreen Capital Growth Fund and Evergreen Growth Fund. In addition, Class B shares of Mentor Capital Growth Portfolio and Mentor Growth Portfolio were redesignated as Class C shares of Evergreen Capital Growth Fund and Evergreen Growth Fund, respectively.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                  Six Months Ended March 31, 2000 (Unaudited)

                                                                                             Tax
                                              Small           Stock        Strategic      Strategic
                              Omega       Company Growth    Selector         Growth        Equity
                               Fund            Fund           Fund            Fund          Fund
-----------------------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $   (5,913,540) $   (3,753,787) $     175,378  $   (2,361,926) $   (81,149)
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     136,704,265     373,972,053     55,997,940     171,345,700     (405,910)
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     386,129,527     228,720,101      9,375,800     264,817,533    4,900,438
-----------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............     516,920,252     598,938,367     65,549,118     433,801,307    4,413,379
-----------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class Y................               0               0       (281,764)              0            0
 Net realized gains
 Class A................     (14,155,787)              0     (2,421,370)   (140,706,662)           0
 Class B................     (16,797,293)              0       (310,757)    (17,025,506)           0
 Class C................      (1,310,986)              0        (20,384)       (406,532)           0
 Class Y................        (187,473)              0    (51,482,202)        (43,520)           0
-----------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........     (32,451,539)              0    (54,516,477)   (158,182,220)           0
-----------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     663,179,623     200,399,340     34,562,751      61,047,308   10,388,487
 Payment for shares
  redeemed..............     (85,794,982)   (296,357,074)  (122,355,202)   (107,695,774)  (4,031,442)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      29,897,391               0     54,248,556     138,919,143            0
-----------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....     607,282,032     (95,957,734)   (33,543,895)     92,270,677    6,357,045
-----------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............   1,091,750,745     502,980,633    (22,511,254)    367,889,764   10,770,424
Net assets
 Beginning of period....     775,831,970     822,481,837    500,311,710     967,655,287   17,553,180
-----------------------------------------------------------------------------------------------------
 End of period..........  $1,867,582,715  $1,325,462,470  $ 477,800,456  $1,335,545,051  $28,323,604
-----------------------------------------------------------------------------------------------------
Overdistributed net
 investment income or
 accumulated net
 investment loss........  $   (5,921,746) $   (3,794,982) $     (11,825) $   (2,391,853) $   (81,149)
-----------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                           Aggressive       Capital
                             Growth         Growth         Evergreen        Growth        Masters
                              Fund         Fund (b)          Fund          Fund (b)       Fund (a)
-----------------------------------------------------------------------------------------------------
Operations
 Net investment loss....  $  (2,572,063) $  (2,951,339) $    (1,256,075) $  (6,380,304) $ (1,695,742)
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     47,119,802      6,966,212       34,102,255     21,528,448      (389,241)
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........     26,781,815     63,612,291      265,253,469     50,477,009     5,100,620
-----------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............     71,329,554     67,627,164      298,099,649     65,625,153     3,015,637
-----------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class A................              0              0         (344,730)             0             0
 Class Y................              0              0       (2,733,186)             0             0
 Net realized gains
 Class A................    (16,084,131)   (16,362,218)        (652,480)    (2,988,098)            0
 Class B................     (4,545,584)             0       (2,054,332)             0             0
 Class C................       (384,219)   (23,300,909)         (41,149)   (15,033,436)            0
 Class Y................     (3,420,978)          (125)      (3,449,493)    (1,016,636)            0
-----------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (24,434,912)   (39,663,252)      (9,275,370)   (19,038,170)            0
-----------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    160,664,688    289,520,215    3,509,054,746    543,766,956   308,336,791
 Payment for shares
  redeemed..............   (178,215,913)  (159,195,434)  (3,764,445,912)  (632,970,382)  (52,341,538)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     22,235,576     38,814,981        8,257,762     18,495,507             0
 Net asset value of
  shares issued in
  acquisition...........              0              0       36,518,956              0             0
-----------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....      4,684,351    169,139,762     (210,614,448)   (70,707,919)  255,995,253
-----------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............     51,578,993    197,103,674       78,209,831    (24,120,936)  259,010,890
Net assets
 Beginning of period....    204,962,745    341,868,944    1,847,330,018    486,260,659             0
-----------------------------------------------------------------------------------------------------
 End of period..........  $ 256,541,738  $ 538,972,618  $ 1,925,539,849  $ 462,139,723  $259,010,890
-----------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $     (15,427)             0  $      (111,928)             0  $     (5,236)
-----------------------------------------------------------------------------------------------------

(a) For the period from December 31, 1998 (commencement of operations) to Sep-tember 30, 1999.
(b) Effective October 18, 1999, shareholders of Class A, Class B and Class Y shares of Mentor Capital Growth Portfolio and Mentor Growth Portfolio be-came owners of that number of full and fractional shares of Class A, Class C, and Class Y shares, respectively, of Evergreen Capital Growth Fund and Evergreen Growth Fund. In addition, Class B shares of Mentor Capital Growth Portfolio and Mentor Growth Portfolio were redesignated as Class C shares of Evergreen Capital Growth Fund and Evergreen Growth Fund, respectively.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                                                                                          Tax
                                         Small Company      Stock        Strategic     Strategic
                              Omega         Growth        Selector        Growth        Equity
                              Fund           Fund           Fund           Fund          Fund
--------------------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $  (4,934,184) $  (6,294,998) $     359,279  $  (3,745,527) $   (68,111)
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     32,232,168     73,715,469     55,919,458    144,232,060     (556,814)
 Net change in
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions..........     78,923,602    216,564,571     80,892,386    107,095,909    2,456,449
--------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    106,221,586    283,985,042    137,171,123    247,582,442    1,831,524
--------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A................             0              0         (5,558)             0       (5,136)
  Class B................             0              0              0              0       (7,564)
  Class C................             0              0              0              0       (1,809)
  Class Y................             0              0       (490,627)             0       (6,166)
 Net realized gains
  Class A................   (18,881,795)  (129,434,483)    (3,569,299)   (97,518,215)           0
  Class B................   (14,406,403)   (42,194,482)      (120,260)   (19,003,185)           0
  Class C................    (1,728,482)      (829,079)             0        (92,547)           0
  Class Y................      (112,388)      (222,576)   (90,604,377)             0            0
--------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (35,129,068)  (172,680,620)   (94,790,121)  (116,613,947)     (20,675)
--------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    547,549,257    427,997,897    209,754,401    148,502,035   18,078,274
 Payment for shares
  redeemed..............   (159,851,713)  (652,876,201)  (287,629,154)  (251,438,959)  (5,993,681)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     32,430,705    142,159,901     94,489,967    102,857,319       18,071
--------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    420,128,249    (82,718,403)    16,615,214        (79,605)  12,102,664
--------------------------------------------------------------------------------------------------
  Total increase in net
   assets...............    491,220,767     28,586,019     58,996,216    130,888,890   13,913,513
Net assets
 Beginning of period....    284,611,203    793,895,818    441,315,494    836,766,397    3,639,667
--------------------------------------------------------------------------------------------------
 End of period..........  $ 775,831,970  $ 822,481,837  $ 500,311,710  $ 967,655,287  $17,553,180
--------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $      (8,206) $     (41,195) $      94,561  $     (29,927)           0
--------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements(Unaudited)

1. ORGANIZATION

The Evergreen Domestic Growth Funds consist of Evergreen Aggressive Growth Fund ("Aggressive Growth Fund"), Evergreen Capital Growth Fund ("Capital Growth Fund") (formerly, Mentor Capital Growth Portfolio), Evergreen Fund ("Evergreen Fund"), Evergreen Growth Fund ("Growth Fund") (formerly, Mentor Growth Portfo-
lio), Evergreen Masters Fund ("Masters Fund"), Evergreen Omega Fund ("Omega Fund"), Evergreen Small Company Growth Fund ("Small Company Growth Fund"), Ev-ergreen Stock Selector Fund ("Stock Selector Fund"), Evergreen Strategic Growth Fund ("Strategic Growth Fund") and Evergreen Tax Strategic Equity Fund ("Tax Strategic Equity Fund"), (collectively, the "Funds"). Each Fund is a diversi-fied series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to October 18, 1999, the Capital Growth Fund and Growth Fund, were series of Mentor Funds, a Massachusetts business trust.

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were initially purchased. Class C shares are sold subject to a 2.00% contingent deferred sales charge payable on shares redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were initially purchased. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

Effective October 18, 1999, upon conversion of the respective Mentor Funds into series of Evergreen Delaware business trusts, the Class A, Class B and Class Y shareholders of the former Mentor Capital Growth Portfolio and former Mentor Growth Portfolio became owners of that number of full and fractional shares of Class A, Class C and Class Y shareholders of Capital Growth Fund and Growth Fund, respectively. In addition, the Capital Growth Fund and Growth Fund added a new class of shares designated as Class B. Prior to the conversion, Class A shares of Capital Growth Fund and Growth Fund were sold with a maximum sales charge of 5.75%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available, in-cluding restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Mutual fund shares are valued at the net asset value of each mutual fund. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Omega Fund, Small Company Growth Fund and Strategic Growth Fund, along with certain other funds managed by Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union National Bank ("FUNB"), may transfer uninvested cash balances into a joint trading account. These balances are in-vested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts ("variation margin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. The Funds' investment advisors will monitor the creditworthiness of such bor-rowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the bor-rower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in con-nection with such loans.

G. Security Transactions and Investment Income
Security transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income and/or net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. Organization Expenses
Organization expenses for Aggressive Growth Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares are redeemed by any holder during the five-year amortization peri-od, redemption proceeds will be reduced by any unamortized organization ex-penses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemp-tion.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank ("FUNB"), is the investment advisor to the Aggressive Growth Fund and Masters Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.52% and 0.87%, respectively, of each Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.60% and 0.95% respectively of each Fund's average daily net assets.

Evergreen Asset Management Corp. ("EAMC"), an indirect wholly-owned subsidiary of FUNB, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc. are investment managers to the Masters Fund. Sub-ject to the supervision of FUNB, each Manager manages a segment of the Fund's portfolio in accordance with the Fund's investment objective and policies. The Fund pays no direct fees to the investment managers for their services.

EAMC also serves as the investment advisor to the Evergreen Fund and the Tax Strategic Equity Fund. For the Evergreen Fund the advisory fee is paid to EAMC based on the Fund average daily net assets that is computed and paid daily in accordance with the following schedule:

         First $750 million......................................... 0.90%
         Next $250 million.......................................... 0.80%
         Over $1 billion............................................ 0.70%

Prior to January 3, 2000, the management fee for the Evergreen Fund was com-puted and paid daily based on the Fund's average daily net assets, in accor-dance with the following schedule:

         First $750 million......................................... 1.00%
         Next $250 million.......................................... 0.90%
         Over $1 billion............................................ 0.80%

For the Tax Strategic Fund, EAMC is paid a management fee that is computed and paid daily at an annual rate of 0.87% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee for the Tax Strategic Fund was computed daily at an annual rate of 0.95% of the Fund's average daily net as-sets.

During the six months ended March 31, 2000, the amount of investment advisory fees waived by the investment advisor was $2,218 for the Tax Strategic Equity Fund. The impact on the expense ratio represented as a percentage of the Fund's average net assets was 0.01%.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Evergreen Fund, Masters Fund and Tax Strategic Equity Fund and also provides brokerage services with respect to substantially all security transactions of the Funds effected on the New York or American Stock Exchanges. For the six months ended March 31, 2000, Evergreen Fund, Masters Fund and Tax Strategic Eq-uity Fund incurred brokerage commissions of $279,769, $49,189 and $7,750, re-spectively, with Lieber & Company. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no additional expense to the Funds.

EIMC is the investment advisor for Omega Fund, Small Company Growth Fund and Strategic Growth Fund. In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily. For Omega Fund, the management fee is determined by applying percentage rates, starting at 0.66% and declining to 0.41% per annum as net assets increase, to the aver-age daily net assets of the Fund. For Small Company Growth and Strategic Growth, the management fee is determined by applying percentage rates, starting at 0.61% and declining to 0.26% per annum as net assets increase, to the aver-age daily net assets of the Fund. Prior to January 3, 2000, the management fee for Omega Fund was determined by applying percentage rates, starting at 0.75% and declining to 0.50% per annum as net assets increased, to the average daily net assets of the Fund. For Small Company Growth and Strategic Growth, the man-agement fee was determined by applying percentage rates, starting at 0.70% and declining to 0.35% per annum as net assets increased, to the average daily net assets of each Fund.

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union, serves as the investment advisor to Capital Growth Fund and Growth Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.80% and 0.70%, respectively, of each Fund's average daily net assets.

Meridian Investment Company ("Meridian"), a wholly-owned subsidiary of First Union, is the investment advisor to Stock Selector Fund and is paid an advisory fee that is computed and paid daily at an annual rate of

0.66% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.74% of the Fund's av-erage daily net assets.

Evergreen Investment Services ("EIS"), an indirect, wholly-owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to March 15, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trust-ees receive no compensation directly from the Funds.

For its services, the Aggressive Growth Fund, Masters Fund, Stock Selector Fund and Tax Strategic Equity Fund pay the administrator a fee at an annual rate of 0.10% of each Fund's average daily net assets. The sub-administrator was paid by the administrator out of its fees until the sub-administration agreement with BISYS was terminated on March 14, 2000. Prior to January 3, 2000, the ad-ministrator and sub-administrator for the Aggressive Growth Fund, Masters Fund, Stock Selector Fund and Tax Strategic Equity Fund were entitled to an annual fee based on the combined average daily net assets of all the funds adminis-tered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee was calculated by applying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets increase, to the average daily net assets of each Fund. The sub-adminis-tration fee was calculated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the average daily net assets of each Fund.

For its services, the Omega Fund and the Small Company Growth Fund also pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. Prior to January 3, 2000, the administration fee was paid by the investment advisor and was not a fund expense. However the Funds reimbursed EIMC for providing certain administration and accounting expenses. The sub-ad-ministration fee was paid by the investment advisor until the sub-administra-tion agreement was terminated on March 14, 2000.

For its services, the Capital Growth Fund and the Growth Fund pay the adminis-trator a fee at the annual rate of 0.15% of each Fund's average daily net as-sets.

During the six months ended March 31, 2000, the Aggressive Growth Fund, Capital Growth Fund, Growth Fund, Masters Fund, Strategic Growth Fund, Stock Selector Fund and Tax Strategic Equity Fund paid or accrued to EIS the following amounts for administrative and sub-administrative services:

                                        Administration Sub-administration
                                             Fee              Fee
                                        ---------------------------------
         Aggressive Growth Fund........    $108,480         $ 7,379
         Masters Fund..................      85,426           6,368
         Stock Selector Fund...........     134,339          10,733
         Tax Strategic Equity Fund.....       6,909             497

Evergreen Service Company ("ESC"), an indirectly, wholly-owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds. Prior to September 13, 1999, Boston Financial Data Services, Inc. served as the transfer and dividend disbursing agent for Capital Growth Fund and Growth Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A incurs distribution fees equal to 0.25% of the average daily net assets of the class, all of which is used to pay for shareholder service fees. Class B and Class C incur distribution fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% of the distribution fees incurred is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated and paid daily.

During the six months ended March 31, 2000, amounts paid or accrued to EDI pur-suant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                         Class A    Class B    Class C
                                        --------------------------------
         Aggressive Growth Fund........ $  279,036 $  399,777 $   36,923
         Capital Growth Fund...........    287,231      7,067  1,077,992
         Evergreen Fund................    252,768  3,397,115     72,519
         Growth Fund...................    116,768      3,254  1,779,056
         Masters Fund..................    231,049    493,399     28,101
         Omega Fund....................    669,702  3,146,866    307,456
         Small Company Growth Fund.....  1,295,999    564,444     25,957
         Stock Selector Fund...........     28,264     14,015      1,267
         Strategic Growth Fund.........  1,327,944    519,237     17,603
         Tax Strategic Equity Fund.....      9,085     53,615     15,537

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Prior to October 18, 1999, Mentor Distributors, LLC ("Mentor Distributors") served as principal underwriter to the Capital Growth Fund and the Growth Fund Fund. Mentor Distributors is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Capital Growth Fund and the Growth Fund had adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for its Class B shares. To compensate Mentor Distributors for the services it provided and for the expenses it in-curred, Capital Growth Fund and the Growth Fund Fund paid a distribution fee of 0.75%, which was accrued daily and paid monthly.

Prior to October 18, 1999, the Funds had also adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to Class A and Class B shares. Under the Service Plan, financial institutions entered into shareholder service agreements with Capital Growth Fund and Growth Fund to pro-vide administrative support services to their customers who from time to time might have been owners of record or beneficial owners of Class A or Class B shares of one or more Funds. In return for providing these support services, a financial institution might have received payments from one or more Funds at an annual rate of 0.25% of the average daily net assets of the Class A or Class B shares of Capital Growth Fund and Growth Fund beneficially owned by the finan-cial institution's customers for whom it was a holder of record or with whom it had a servicing relationship.

For the six months ended March 31, 2000, amounts paid or accrued to Mentor Dis-tributors pursuant to each Fund's Class A and Class C Distribution and Service Plans were as follows:

                             Shareholder   Shareholder
                            Servicing Fee Servicing Fee Distribution Fee
                               Class A       Class C        Class C
                            --------------------------------------------
         Capital Growth
          Fund.............    $31,997       $29,336        $ 88,006
         Growth Fund.......     10,976        40,702         122,106

5. ACQUISITION

Effective the close of business on July 30, 1999, Evergreen Fund acquired sub-stantially all of the net assets and assumed certain liabilities of Evergreen Micro Cap Fund, an open-end management investment company registered under the 1940 Act in an exchange of Class A, Class B, Class C and Class Y shares of Ev-ergreen Fund. This acquisition was accomplished by a tax-free exchange for 1,418,500 shares of the Fund. The value of the acquired net assets were $36,518,956 with unrealized appreciation of $9,170,886. The aggregate net as-sets of the Evergreen Fund immediately after the acquisition were $2,079,861,427.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Aggressive Growth Fund

                              Six Months Ended              Year Ended
                               March 31, 2000           September 30, 1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..............   1,676,093  $ 52,741,374   4,091,486  $ 100,313,056
Automatic conversion of
 Class B shares to Class
 A shares................     113,412     3,538,222      11,191        258,550
Shares redeemed..........  (1,562,589)  (48,704,208) (4,837,721)  (117,577,148)
Shares issued in
 reinvestment of
 distributions...........     619,549    17,223,445     690,702     14,484,012
-------------------------------------------------------------------------------
Net increase (decrease)..     846,465    24,798,833     (44,342)    (2,521,530)
-------------------------------------------------------------------------------
Class B
Shares sold..............     835,381    26,630,258   1,041,861     25,104,998
Automatic conversion of
 Class B shares to Class
 A shares................    (117,877)   (3,538,222)    (10,834)      (258,550)
Shares redeemed..........    (266,280)   (7,913,899)   (737,558)   (17,491,988)
Shares issued in
 reinvestment of
 distributions...........     262,376     7,023,805     214,557      4,381,250
-------------------------------------------------------------------------------
Net increase.............     713,600    22,201,942     508,026     11,735,710
-------------------------------------------------------------------------------
Class C
Shares sold..............     109,954     3,461,445     559,471     12,662,073
Shares redeemed..........     (22,933)     (706,474)   (514,120)   (11,614,643)
Shares issued in
 reinvestment of
 distributions...........      21,277       568,101      18,309        373,139
-------------------------------------------------------------------------------
Net increase.............     108,298     3,323,072      63,660      1,420,569
-------------------------------------------------------------------------------
Class Y
Shares sold..............     288,094     9,391,859     927,592     22,584,561
Shares redeemed..........    (311,459)   (9,876,848) (1,287,577)   (31,532,134)
Shares issued in
 reinvestment of
 distributions...........     122,588     3,461,888     141,310      2,997,175
-------------------------------------------------------------------------------
Net increase (decrease)..      99,223     2,976,899    (218,675)    (5,950,398)
-------------------------------------------------------------------------------
Net increase.............              $ 53,300,746              $   4,684,351
-------------------------------------------------------------------------------

Capital Growth Fund

                             Six Months Ended              Year Ended
                              March 31, 2000           September 30, 1999
                         -------------------------  -------------------------
                           Shares       Amount        Shares       Amount
------------------------------------------------------------------------------
Class A (a)
Shares sold.............    996,640  $  24,410,966   8,969,729  $ 218,527,291
Shares redeemed......... (4,210,061)  (102,473,958) (4,384,818)  (107,572,611)
Shares issued in
 reinvestment of
 distributions..........    216,679      5,463,403     741,724     16,054,923
------------------------------------------------------------------------------
Net increase
 (decrease)............. (2,996,742)   (72,599,589)  5,326,635    127,009,603
------------------------------------------------------------------------------
Class B (b)
Shares sold.............    188,552      4,657,745   3,100,435     70,992,924
Shares redeemed.........    (52,480)    (1,333,322) (2,242,187)   (51,622,823)
Shares issued in
 reinvestment of
 distributions..........        734         18,477   1,106,815     22,759,933
------------------------------------------------------------------------------
Net increase............    136,806      3,342,900   1,965,063     42,130,034
------------------------------------------------------------------------------
Class C (a)
Shares sold.............  4,797,896    101,162,889           0              0
Shares redeemed......... (6,924,936)  (149,288,080)          0              0
Shares issued in
 reinvestment of
 distributions..........    226,919      5,377,985           0              0
------------------------------------------------------------------------------
Net decrease............ (1,900,121)   (42,747,206)          0              0
------------------------------------------------------------------------------
Class Y (a)
Shares sold.............        285          7,149           0              0
Shares issued in
 reinvestment of
 distributions..........          1             20           5            125
------------------------------------------------------------------------------
Net increase............        286          7,169           5            125
------------------------------------------------------------------------------
Net increase
 (decrease).............             $(111,996,726)             $ 169,139,762
------------------------------------------------------------------------------

(a) Effective October 18, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Ev-ergreen Capital Growth Fund. In addition, Class B shares of Mentor Capital Growth Portfolio were redesignated as Class C shares of Evergreen Capital Growth Fund.
(b) For the period from October 25, 1999 (commencement of class operations) to March 31, 2000.

Evergreen Fund

                              Six Months Ended                Year Ended
                               March 31, 2000             September 30, 1999
                          --------------------------  ----------------------------
                            Shares        Amount        Shares         Amount
-----------------------------------------------------------------------------------
Class A
Shares sold.............   23,226,503  $ 599,177,067   55,677,019  $ 1,355,992,224
Automatic conversion of
 Class B shares to Class
 A shares...............      598,410     16,147,019       21,872          535,683
Shares redeemed.........  (24,424,370)  (631,534,697) (57,057,535)  (1,393,753,532)
Shares issued in
 reinvestment of
 distributions..........      291,701      7,592,942       41,108          967,124
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................            0              0      110,596        2,832,746
-----------------------------------------------------------------------------------
Net decrease............     (307,756)    (8,617,669)  (1,206,940)     (33,425,755)
-----------------------------------------------------------------------------------
Class B
Shares sold.............    1,392,372     35,360,365    6,058,040      143,376,051
Automatic conversion of
 Class B shares to Class
 A shares...............     (611,600)   (16,147,019)     (22,179)        (535,683)
Shares redeemed.........   (4,182,883)  (106,438,099)  (9,071,055)    (217,443,162)
Shares issued in
 reinvestment of
 distributions..........    1,097,589     27,977,714       87,586        2,024,982
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................            0              0      133,296        3,355,417
-----------------------------------------------------------------------------------
Net decrease............   (2,304,522)   (59,247,039)  (2,814,312)     (69,222,395)
-----------------------------------------------------------------------------------
Class C
Shares sold.............       82,792      2,137,211      157,835        3,791,613
Shares redeemed.........     (134,037)    (3,390,213)    (232,531)      (5,540,497)
Shares issued in
 reinvestment of
 distributions..........       22,612        575,710        1,671           38,547
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................            0              0       48,087        1,208,311
-----------------------------------------------------------------------------------
Net decrease............      (28,633)      (677,292)     (24,938)        (502,026)
-----------------------------------------------------------------------------------
Class Y
Shares sold.............   26,220,643    678,765,957   81,931,751    2,005,894,858
Shares redeemed.........  (30,202,776)  (789,003,316) (87,321,515)  (2,147,708,721)
Shares issued in
 reinvestment of
 distributions..........    1,603,515     42,172,431      220,439        5,227,109
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................            0              0    1,126,521       29,122,482
-----------------------------------------------------------------------------------
Net decrease............   (2,378,618)   (68,064,928)  (4,042,804)    (107,464,272)
-----------------------------------------------------------------------------------
Net decrease............               $(136,606,928)              $  (210,614,448)
-----------------------------------------------------------------------------------

Growth Fund

                              Six Months Ended              Year Ended
                               March 31, 2000           September 30, 1999
                          -------------------------  --------------------------
                            Shares       Amount        Shares        Amount
--------------------------------------------------------------------------------
Class A (a)
Shares sold.............   2,717,028  $  46,919,825   31,738,871  $ 498,194,431
Automatic conversion of
 Class B shares to Class
 A shares...............          35            708            0              0
Shares redeemed.........  (4,020,842)   (71,280,366) (31,503,018)  (497,861,464)
Shares issued in
 reinvestment of
 distributions..........     258,787      4,417,530      209,823      2,939,628
--------------------------------------------------------------------------------
Net increase
 (decrease).............  (1,044,992)   (19,942,303)     445,676      3,272,595
--------------------------------------------------------------------------------
Class B (b)
Shares sold.............      94,538      1,982,757    2,136,351     27,314,195
Automatic conversion of
 Class B shares to Class
 A shares...............         (36)          (708)           0              0
Shares redeemed.........        (600)       (11,991)  (8,496,928)  (122,872,448)
Shares issued in
 reinvestment of
 distributions..........         236          3,857    1,070,622     14,539,245
--------------------------------------------------------------------------------
Net increase
 (decrease).............      94,138      1,973,915   (5,289,955)   (81,019,008)
--------------------------------------------------------------------------------
Class C (a)
Shares sold.............   2,246,160     53,539,953            0              0
Shares redeemed.........  (5,684,229)  (115,267,969)           0              0
Shares issued in
 reinvestment of
 distributions..........   1,038,087     17,003,895            0              0
--------------------------------------------------------------------------------
Net decrease............  (2,399,982)   (44,724,121)           0              0
--------------------------------------------------------------------------------
Class Y (a)
Shares sold.............   1,596,791     32,214,290    1,189,938     18,258,330
Shares redeemed.........    (320,906)    (6,611,899)    (788,128)   (12,236,470)
Shares issued in
 reinvestment of
 distributions..........     134,200      2,301,543       72,358      1,016,634
--------------------------------------------------------------------------------
Net increase............   1,410,085     27,903,934      474,168      7,038,494
--------------------------------------------------------------------------------
Net decrease............              $ (34,788,575)              $ (70,707,919)
--------------------------------------------------------------------------------

(a) Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Ever-green Growth Fund. In addition, Class B shares of Mentor Growth Portfolio were redesignated as Class C shares of Evergreen Growth Fund.
(b) For the period from October 18, 1999 (commencement of class operations) to March 31, 2000.

Masters Fund

                               Six Months Ended            Period Ended
                                March 31, 2000        September 30, 1999 (a)
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............     574,545  $  6,891,650  20,318,705  $202,859,751
Automatic conversion of
 Class B shares to Class A
 shares...................      59,835       748,493           0             0
Shares redeemed...........  (2,327,667)  (26,826,197) (3,625,448)  (36,604,532)
-------------------------------------------------------------------------------
Net increase (decrease)...  (1,693,287)  (19,186,054) 16,693,257   166,255,219
-------------------------------------------------------------------------------
Class B
Shares sold...............   1,300,700    15,597,168   9,086,441    89,703,567
Automatic conversion of
 Class B shares to Class A
 shares...................     (60,205)     (748,493)          0             0
Shares redeemed...........    (691,420)   (8,001,605)   (800,242)   (8,069,355)
-------------------------------------------------------------------------------
Net increase..............     549,075     6,847,070   8,286,199    81,634,212
-------------------------------------------------------------------------------
Class C
Shares sold...............     188,985     2,257,142     587,143     5,789,821
Shares redeemed...........    (103,453)   (1,122,348)   (103,274)   (1,036,155)
-------------------------------------------------------------------------------
Net increase..............      85,532     1,134,794     483,869     4,753,666
-------------------------------------------------------------------------------
Class Y
Shares sold...............      78,735       943,804     991,129     9,983,652
Shares redeemed...........    (108,026)   (1,274,261)   (658,523)   (6,631,496)
-------------------------------------------------------------------------------
Net increase (decrease)...     (29,291)     (330,457)    332,606     3,352,156
-------------------------------------------------------------------------------
Net increase (decrease)...              $(11,534,647)             $255,995,253
-------------------------------------------------------------------------------

(a) For the period from December 31, 1998 (commencement of operations) to Sep-tember 30, 1999.

Omega Fund

                               Six Months Ended             Year Ended
                                March 31, 2000          September 30, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   4,984,471  $174,676,731   9,289,908  $249,132,222
Automatic conversion of
 Class B shares to Class A
 shares...................     244,626     8,305,110      50,716     1,231,524
Shares redeemed...........  (1,242,062)  (41,681,994) (3,536,387)  (88,747,695)
Shares issued in
 reinvestment of
 distributions............     421,990    13,009,839     776,324    17,048,085
-------------------------------------------------------------------------------
Net increase..............   4,409,025   154,309,686   6,580,561   178,664,136
-------------------------------------------------------------------------------
Class B
Shares sold...............  12,164,722   395,077,244  10,585,079   260,352,911
Automatic conversion of
 Class B shares to Class A
 shares...................    (263,698)   (8,305,110)    (54,149)   (1,231,524)
Shares redeemed...........  (1,191,764)  (37,906,996) (1,881,925)  (44,716,715)
Shares issued in
 reinvestment of
 distributions............     547,698    15,675,127     660,924    13,608,425
-------------------------------------------------------------------------------
Net increase..............  11,256,958   364,540,265   9,309,929   228,013,097
-------------------------------------------------------------------------------
Class C
Shares sold...............   2,526,564    84,917,210     729,787    18,084,796
Shares redeemed...........    (162,335)   (4,939,277)   (410,481)  (10,036,714)
Shares issued in
 reinvestment of
 distributions............      35,872     1,029,164      80,514     1,661,807
-------------------------------------------------------------------------------
Net increase..............   2,400,101    81,007,097     399,820     9,709,889
-------------------------------------------------------------------------------
Class Y
Shares sold...............     247,898     8,508,438     788,319    19,979,328
Shares redeemed...........     (38,121)   (1,266,715)   (649,835)  (16,350,589)
Shares issued in
 reinvestment of
 distributions............       5,911       183,261       5,104       112,388
-------------------------------------------------------------------------------
Net increase..............     215,688     7,424,984     143,588     3,741,127
-------------------------------------------------------------------------------
Net increase..............              $607,282,032              $420,128,249
-------------------------------------------------------------------------------

Small Company Growth Fund

                              Six Months Ended               Year Ended
                               March 31, 2000            September 30, 1999
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold.............   17,823,161  $ 152,613,997   53,448,602  $ 312,196,051
Automatic conversion of
 Class B shares to Class
 A shares...............    8,872,073     87,031,563   16,309,922     90,694,600
Shares redeemed.........  (27,898,895)  (256,507,398) (82,905,179)  (481,200,472)
Shares issued in
 reinvestment of
 distributions..........            0              0   20,259,885    101,907,344
---------------------------------------------------------------------------------
Net increase
 (decrease).............   (1,203,661)   (16,861,838)   7,113,230     23,597,523
---------------------------------------------------------------------------------
Class B
Shares sold.............    3,173,591     29,411,884   13,062,017     73,444,369
Automatic conversion of
 Class B shares to Class
 A shares...............   (9,009,333)   (87,031,563) (16,453,668)   (90,694,600)
Shares redeemed.........   (3,074,641)   (27,711,856) (22,882,532)  (126,566,626)
Shares issued in
 reinvestment of
 distributions..........            0              0    7,865,978     39,251,232
---------------------------------------------------------------------------------
Net decrease............   (8,910,383)   (85,331,535) (18,408,205)  (104,565,625)
---------------------------------------------------------------------------------
Class C
Shares sold.............      892,941      7,762,424    4,040,301     23,282,516
Shares redeemed.........     (399,905)    (2,783,521)  (4,563,805)   (26,279,445)
Shares issued in
 reinvestment of
 distributions..........            0              0      155,750        778,749
---------------------------------------------------------------------------------
Net increase
 (decrease).............      493,036      4,978,903     (367,754)    (2,218,180)
---------------------------------------------------------------------------------
Class Y
Shares sold.............    1,174,377     10,611,035    3,464,745     19,074,961
Shares redeemed.........   (1,013,103)    (9,354,299)  (3,380,610)   (18,829,658)
Shares issued in
 reinvestment of
 distributions..........            0              0       44,074        222,576
---------------------------------------------------------------------------------
Net increase............      161,274      1,256,736      128,209        467,879
---------------------------------------------------------------------------------
Net decrease............               $ (95,957,734)              $ (82,718,403)
---------------------------------------------------------------------------------

Stock Selector Fund

                              Six Months Ended              Year Ended
                               March 31, 2000           September 30, 1999
                          -------------------------  --------------------------
                            Shares       Amount        Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold.............     285,558  $   5,670,771      663,818  $  13,366,339
Automatic conversion of
 Class B shares to Class
 A shares...............       5,151        102,200          907         17,214
Shares redeemed.........    (327,872)    (6,558,855)    (686,671)   (13,666,848)
Shares issued in
 reinvestment of
 distributions..........     119,796      2,363,583      197,997      3,461,192
--------------------------------------------------------------------------------
Net increase............      82,633      1,577,699      176,051      3,177,897
--------------------------------------------------------------------------------
Class B
Shares sold.............     101,038      1,996,311      334,998      6,785,937
Automatic conversion of
 Class B shares to Class
 A shares...............      (5,247)      (102,200)        (916)       (17,214)
Shares redeemed.........     (79,680)    (1,555,488)    (243,303)    (4,897,446)
Shares issued in
 reinvestment of
 distributions..........      13,908        269,676        6,740        116,802
--------------------------------------------------------------------------------
Net increase............      30,019        608,299       97,519      1,988,079
--------------------------------------------------------------------------------
Class C (a)
Shares sold.............      16,174        320,746        3,912         82,570
Shares redeemed.........        (579)       (11,175)           0              0
Shares issued in
 reinvestment of
 distributions..........         990         19,482            0              0
--------------------------------------------------------------------------------
Net increase............      16,585        329,053        3,912         82,570
--------------------------------------------------------------------------------
Class Y
Shares sold.............   1,352,215     26,574,923    9,266,068    189,519,555
Shares redeemed.........  (5,723,425)  (114,229,684) (13,904,195)  (269,064,860)
Shares issued in
 reinvestment of
 distributions..........   2,606,961     51,595,815    5,193,569     90,911,973
--------------------------------------------------------------------------------
Net increase
 (decrease).............  (1,764,249)   (36,058,946)     555,442     11,366,668
--------------------------------------------------------------------------------
Net increase
 (decrease).............              $ (33,543,895)              $  16,615,214
--------------------------------------------------------------------------------

(a) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.

Strategic Growth Fund

                             Six Months Ended              Year Ended
                              March 31, 2000           September 30, 1999
                          ------------------------  --------------------------
                            Shares       Amount       Shares        Amount
-------------------------------------------------------------------------------
Class A
Shares sold.............   3,334,169  $ 41,906,358    8,719,042  $  92,955,895
Automatic conversion of
 Class B shares to Class
 A shares...............   4,190,971    51,760,941    6,128,578     63,408,824
Shares redeemed.........  (7,429,886)  (91,066,890) (18,728,821)  (200,386,524)
Shares issued in
 reinvestment of
 distributions..........  11,055,062   123,042,836    8,976,424     85,277,296
-------------------------------------------------------------------------------
Net increase............  11,150,316   125,643,245    5,095,223     41,255,491
-------------------------------------------------------------------------------
Class B
Shares sold.............   1,265,787    15,455,666    4,914,300     51,035,070
Automatic conversion of
 Class B shares to Class
 A shares...............  (4,267,663)  (51,760,941)  (6,179,154)   (63,408,824)
Shares redeemed.........  (1,345,549)  (15,957,662)  (4,614,211)   (48,490,126)
Shares issued in
 reinvestment of
 distributions..........   1,411,469    15,441,466    1,854,514     17,488,143
-------------------------------------------------------------------------------
Net decrease............  (2,935,956)  (36,821,471)  (4,024,551)   (43,375,737)
-------------------------------------------------------------------------------
Class C
Shares sold.............     174,797     2,165,659      410,152      4,274,159
Shares redeemed.........     (37,596)     (456,057)    (241,893)    (2,562,309)
Shares issued in
 reinvestment of
 distributions..........      35,737       391,321        9,743         91,880
-------------------------------------------------------------------------------
Net increase............     172,938     2,100,923      178,002      1,803,730
-------------------------------------------------------------------------------
Class Y (a)
Shares sold.............     127,302     1,519,625       21,799        236,911
Shares redeemed.........     (16,262)     (215,165)           0              0
Shares issued in
 reinvestment of
 distributions..........       3,956        43,520            0              0
-------------------------------------------------------------------------------
Net increase............     114,996     1,347,980       21,799        236,911
-------------------------------------------------------------------------------
Net increase
 (decrease).............              $ 92,270,677               $     (79,605)
-------------------------------------------------------------------------------

(a) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.

Tax Strategic Equity Fund

                                    Six Months Ended          Year Ended
                                     March 31, 2000       September 30, 1999
                                  ---------------------  ---------------------
                                   Shares     Amount      Shares     Amount
-------------------------------------------------------------------------------
Class A
Shares sold.....................   222,439  $ 3,488,086   432,504  $ 5,821,410
Automatic conversion of Class B
 shares to Class A shares.......    19,018      309,807     3,112       42,135
Shares redeemed.................   (72,375)  (1,135,464)  (76,163)  (1,045,908)
Shares issued in reinvestment of
 distributions..................         0            0       343        4,973
-------------------------------------------------------------------------------
Net increase....................   169,082    2,662,429   359,796    4,822,610
-------------------------------------------------------------------------------
Class B (a)
Shares sold.....................   316,545    4,887,671   656,707    8,881,618
Automatic conversion of Class B
 shares to Class A shares.......   (19,163)    (309,807)   (3,115)     (42,135)
Shares redeemed.................   (58,968)    (930,435)  (88,644)  (1,211,916)
Shares issued in reinvestment of
 distributions..................         0            0       497        7,141
-------------------------------------------------------------------------------
Net increase....................   238,414    3,647,429   565,445    7,634,708
-------------------------------------------------------------------------------
Class C (b)
Shares sold.....................   124,325    1,961,720   170,259    2,319,807
Shares redeemed.................   (22,285)    (354,555)  (15,428)    (213,678)
Shares issued in reinvestment of
 distributions..................         0            0        85        1,225
-------------------------------------------------------------------------------
Net increase....................   102,040    1,607,165   154,916    2,107,354
-------------------------------------------------------------------------------
Class Y
Shares sold.....................     3,207       51,010    79,526    1,055,439
Shares redeemed.................  (102,806)  (1,610,988) (246,229)  (3,522,179)
Shares issued in reinvestment of
 distributions..................         0            0       326        4,732
-------------------------------------------------------------------------------
Net decrease....................   (99,599)  (1,559,978) (166,377)  (2,462,008)
-------------------------------------------------------------------------------
Net increase....................            $ 6,357,045            $12,102,664
-------------------------------------------------------------------------------

(a) For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.
(b) For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended March 31, 2000:

                                    Cost of Purchases Proceeds from Sales
                                    -------------------------------------
         Aggressive Growth Fund....  $  350,311,511     $  346,067,531
         Capital Growth Fund.......     199,611,693        294,393,035
         Evergreen Fund............   1,490,723,921      1,639,995,812
         Growth Fund...............     411,891,816        454,313,219
         Masters Fund..............     165,412,942        173,974,257
         Omega Fund................   1,352,703,086        790,316,606
         Small Company Growth
          Fund.....................   1,035,672,774      1,184,383,211
         Stock Selector Fund.......     351,835,209        447,997,329
         Strategic Growth Fund.....     826,690,952        875,217,328
         Tax Strategic Equity
          Fund.....................      11,608,827          3,065,337

During the six months ended March 31, 2000, Capital Growth Fund, Growth Fund, Omega Fund, Small Company Growth Fund and Strategic Growth Fund loaned securi-ties to certain brokers who paid the Funds a negotiated lenders' fee. These fees are included in interest income. At March 31, 2000, the value of securi-ties on loan and the value of collateral were as follows:

                                  Value of Securities
                                        on Loan       Value of Collateral
                                  ---------------------------------------
         Capital Growth Fund.....    $  7,314,725        $  7,370,000
         Growth Fund.............      89,904,542          90,748,384
         Omega Fund..............     171,808,952         172,674,946
         Small Company Growth
          Fund...................     194,689,430         195,567,504
         Strategic Growth Fund...      79,084,085          79,724,654

During the six months ended March 31, 2000, the Capital Growth Fund, Growth Fund, Omega Fund, Small Company Growth Fund and Strategic Growth Fund earned $9,996, $142,112, $403,893, $579,605, and $305,321, respectively, in income from securities lending.

At September 30, 1999, the Small Company Growth Fund for federal tax purposes, had a capital loss carryforward of $29,500,000. Pursuant to the Internal Reve-nue Code, such capital loss carryforwards will expire in 2006.

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended September 30, 1999, Tax Strategic Equity Fund incurred and elected to defer $583,373 of such capital losses.

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The Funds have also entered into brokerage/service arrangements with specific brokers who paid a portion of the Fund's expenses. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                             Expense                   Total
                              Offset     Brokerage    Expense   % of Average
                           Arrangements Transactions Reductions  Net Assets
                           -------------------------------------------------
         Aggressive
          Growth Fund....    $ 8,038      $  4,787    $ 12,825     0.01%
         Capital Growth
          Fund...........     11,837             0      11,837     0.00%
         Evergreen Fund..     47,332       100,395     147,727     0.01%
         Growth Fund.....     12,345             0      12,345     0.00%
         Masters Fund....      5,006             0       5,006     0.00%
         Omega Fund......     25,144        19,832      44,976     0.00%
         Small Company
          Growth Fund....     33,818        51,965      85,783     0.00%
         Stock Selector
          Fund...........      9,681             0       9,681     0.00%
         Strategic Growth
          Fund...........     26,685        25,235      51,920     0.00%
         Tax Strategic
          Equity Fund....      4,140         2,251       6,391     0.02%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into credit agreement. On August 6, 1999, Capital Growth Fund and Growth Fund became party to this agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the fi-nancing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or for general working capital purposes as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and includ-ing January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The commitment fee is allocated to all Funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds, and as pay-ing agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During six months ended March 31, 2000, the Funds had no significant borrowings under these agreements.

Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Bond Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund
Tax-Free High Income Fund

Income
Short-Duration Income Fund
Intermediate Term Bond Fund
U.S. Government Fund
Quality Income Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
Tax Strategic Foundation Fund
Foundation Fund
Balanced Fund

Growth & Income
Utility Fund
Income and Growth Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth
Tax Strategic Equity Fund
Capital Growth Fund
Stock Selector Fund
Evergreen Fund
Strategic Growth Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Growth Fund
Aggressive Growth Fund
Select Special Equity Fund

Global International
Global Leaders Fund
Perpetual Global Fund
International Growth Fund
Perpetual International Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

64458                                                             543695  5/2000



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